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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.            )

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Hawaiian Electric Industries, Inc.
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HEI

Catalyst for a better Hawaiʻi

Notice of 2020 Annual Meeting & Proxy Statement

March 26, 2020

Dear Fellow Shareholders:

On behalf of the Board of Directors of Hawaiian Electric Industries, Inc. (HEI), it is my pleasure to invite you to attend the 2020 Annual Meeting of Shareholders (2020 Annual Meeting) of HEI. The meeting will be held on Tuesday, May 5, 2020 at 10:00 a.m., Hawaii time in Room 805 on the eighth floor of the American Savings Bank Tower, located at 1001 Bishop Street, Honolulu, Hawaii 96813. A map showing the location of the meeting site appears on the last page of the enclosed Proxy Statement.

The Notice of Annual Meeting of Shareholders and Proxy Statement that accompany this letter describe the business to be conducted during the 2020 Annual Meeting.

Your vote is very important. Whether or not you attend the meeting in person, and no matter how many shares you own, it is important that your views be represented. Please vote by signing and returning your proxy card or by using telephone or internet voting. Instructions on how to vote are detailed in the "Voting Procedures" section of the Proxy Statement.

For further details on HEI's accomplishments in 2019, please see my letter in the accompanying Annual Report, as well as the attached letter from our Board of Directors.

The Board of Directors and management team of HEI would like to express our appreciation to you for your confidence and support. I look forward to seeing you at the 2020 Annual Meeting in Honolulu.

Sincerely, Constance H. Lau President and Chief Executive Officer

A Message from Our Board of Directors

Dear Fellow Shareholders,

On the Board and across the management team at Hawaiian Electric Industries (HEI), we view the success of our companies and the value we provide to our shareholders as inextricably linked to the success and well-being of our communities here in Hawaii. This recognition of our interconnectedness with our stakeholders and our communities drives how we approach our businesses and how we carry out our role as a Board. We value this opportunity to share our priorities for achieving our objective of creating sustainable, long-term value for you, our shareholders, and all of our stakeholders.

Board Oversight of Strategy and Risk Management: Investing in Hawaii's Sustainable Future

Sustainability, or environmental, social and governance (ESG), considerations have long been an integral part of HEI's strategy to be a "catalyst for a better Hawaii." We firmly believe that effective management of ESG risks and opportunities creates a strategic business advantage; improves the sustainability, well-being and resilience of our communities, our state and our environment; and leads to sustained long-term value creation for our investors.

The Board is responsible for the oversight of HEI's enterprise risk management (ERM) programs, which are designed to address all material risks and opportunities, including ESG considerations. The Board has delegated the day-to-day responsibility to execute on these action plans to management.

This past year, our Board prioritized integrating sustainability even further into our governance structures, decision-making processes and reporting. We focused our strategic retreat on climate change and other ESG factors relevant to our companies. Since then, the HEI companies have been further integrating climate change and ESG factors into strategic planning and ERM processes.

While HEI has been reporting on key ESG metrics for some time, particularly with respect to our role in Hawaii's transition to 100% renewable energy, we are working to expand our ESG disclosures to give shareholders and other stakeholders even more visibility to our ESG activities. We look forward to issuing our first Sustainability Accounting Standards Board-aligned report in 2020 and to adding Task Force on Climate-related Financial Disclosures thereafter.

To further align management incentives with our strategic goals, beginning in 2020 we have increased the proportion of HEI and utility executive performance-based compensation that is linked to achieving renewable portfolio standards faster than state-mandated timelines.

Delivering Shareholder Value

Our strategies and financial performance continue to garner strong support in the stock market. HEI outperformed the S&P 500 and broader utility index over a one-and three-year time period, and delivered an 11% 5-year total return (CAGR %) for the period ending December 31, 2019. Our strong investment-grade balance sheet continues to provide efficient access to growth capital and our consolidated enterprise and efficient capital structure limit our need for external equity. As a result, we have been able to continue to invest in modernizing our electric grid, strengthening the reliability and resilience of our system and integrating more renewable energy without issuing dilutive equity for several years.

In each of 2019 and early 2020 we increased our quarterly dividend by 3% given our strong financial performance and the Board's confidence in our future prospects. These recent increases enhance our record of uninterrupted dividends since 1901.

Continued Board Refreshment

Our Board is committed to ensuring we have the diversity of perspective, skills and expertise to continue to drive value for our stakeholders. We have added six new independent directors since 2017, including four in 2019, who round out our capabilities in utilities, renewable energy, environmental policy, banking, investment and the regulatory environment. We're pleased that at last year's annual meeting, shareholders elected Celeste Connors, Mary Powell and Jim Scilacci to the Board. Since then we have added both Micah Kane, whose extensive leadership experience and in-depth understanding of the communities HEI serves add to the Board's oversight of HEI's Hawaii-focused strategies, and Eva Zlotnicka, whose investment expertise in ESG matters and experience overseeing ambitious strategic initiatives will contribute to our efforts to advance Hawaii's sustainability goals.

We also continue to refresh our board committee leadership and composition. In 2019, Peggy Fowler was appointed Chair of our Nominating & Corporate Governance Committee, Jim Scilacci was appointed Chair of the Audit & Risk Committee and Admiral Thomas Fargo was named Vice Chair of the Board. More recently, Mary Powell and Eva Zlotnicka have joined the Compensation Committee and Celeste Connors has joined the Audit & Risk Committee.

Ongoing Management Succession Planning

We are committed to growing and developing leadership at all levels of our HEI family of companies. That's why as a Board we focus on ensuring strong talent development and succession planning processes are in place — not just at the highest levels, but throughout the organization. For senior executives, the Nominating & Corporate Governance Committee evaluates internal and external succession candidates regularly and the full Board discusses these candidates annually.

As part of our ongoing succession process, in February 2020, Scott Seu succeeded Alan Oshima as President and CEO of our utility. Scott has a deep understanding of our utility and the importance of stakeholder engagement to the company's success. Over the course of his career with our utility he has led several different areas of utility operations, including environmental management, customer programs, renewable energy development and system operations, and has overseen its regulatory, government and community affairs and corporate relations departments. We're confident Scott will continue our utility's leading-edge work in collaborating with our stakeholders to achieve Hawaii's ambitious energy goals.

We would like to thank Alan for his tremendous leadership during a time of great change, as he led our utility through a major transformation initiative.

Shareholder and Stakeholder Engagement

We believe strong corporate governance includes engaging with our shareholders and considering their views as we make decisions. Over the past year, our company reached out to or engaged with shareholders representing more than fifty percent of our institutional shareholder base. Such discussions covered our financial and operational performance, our progress toward renewable energy goals, executive compensation and board and governance policies, and involved independent directors as appropriate.

In part as a result of shareholder feedback, our Board recently approved corporate governance enhancements to be voted upon at this annual meeting of shareholders, including proposals to declassify the Board and adopt a majority voting standard in uncontested director elections. We refer you to the sections of the of the Proxy Statement under the headings "Proposal No. 3" and "Proposal No. 4" for more details on these proposals. Our Board also considered shareholder input when deciding to expand the proportion of HEI and utility executive pay that is tied to achievement of renewable energy goals.

Remembering Barry Taniguchi

Finally, we fondly remember our fellow Board member, Barry Taniguchi, who passed away last September. In addition to being a valued friend and colleague, Barry was a thoughtful leader and integral member of the Board. Barry built a strong legacy in Hawaii and at our companies and we will forever be grateful for his many contributions — both on a professional and personal level.

Mahalo to Our Shareholders

In conclusion, we value your support, and we encourage you to share your opinions with us. We look forward to the year ahead as we continue our tireless work to create long-term shareholder, customer and community value. We appreciate the opportunity to serve HEI on your behalf.

Aloha,

HEI Board of Directors

Jeffrey N. Watanabe, Chairperson of the Board
Admiral Thomas B. Fargo, Vice Chair of the Board	Constance H. Lau
Celeste A. Connors	Mary G. Powell
Richard J. Dahl	Keith P. Russell
Peggy Y. Fowler	William James Scilacci, Jr.
Micah A. Kane	Eva T. Zlotnicka

NOTICE OF 2020 ANNUAL MEETING OF SHAREHOLDERS Hawaiian Electric Industries, Inc. 1001 Bishop Street, Suite 2900 Honolulu, Hawaii 96813

When:	Tuesday, May 5, at 10:00 a.m., Hawaii Time.
Where:	American Savings Bank Tower, 1001 Bishop Street, 8th Floor, Room 805, Honolulu, Hawaii 96813
Items of Business:	Proposal 1 — Election of three Class III directors to serve for a three-year term expiring at the 2023 Annual Meeting of Shareholders and one Class I director to serve for a one-year term expiring at the 2021 Annual Meeting of Shareholders
Proposal 2 — Advisory vote to approve the compensation for HEI's named executive officers
Proposal 3 — Amendment of the HEI Amended and Restated Articles of Incorporation to declassify the Board of Directors
Proposal 4 — Amendment of the HEI Amended and Restated Articles of Incorporation to adopt a majority voting standard in uncontested director elections
Proposal 5 — Ratification of the appointment of Deloitte & Touche LLP as HEI's independent registered public accountant for 2020
To transact such other business as may properly come before the 2020 Annual Meeting
Record Date:	February 28, 2020
Annual Report:	The 2019 Annual Report to Shareholders, which is not part of the proxy solicitation materials, has been mailed or made available electronically to shareholders, along with this Notice of 2020 Annual Meeting of Shareholders and accompanying Proxy Statement.
Who Can Attend:	Only shareholders of record as of the close of business on the record date are entitled to receive notice of, attend and vote at the 2020 Annual Meeting. To attend, you must bring government-issued photo identification. If your shares are held in street name, you must also bring evidence of ownership on the record date (such as a brokerage account statement). If you represent an entity that is a shareholder, you will also need proof of authority for representation.
Date of Mailing:	On or about March 26, 2020, these proxy materials and annual report are being mailed or made available to shareholders.

How To Vote Your Shares

Your vote is important. Please vote as soon as possible by one of the methods shown below. Make sure to have your proxy card, voting instruction form, or notice of Internet availability in hand and follow the instructions. Shareholders of record may appoint proxies and vote their shares in one of four ways:

By Telephone: You can vote your shares by calling 1-800-690-6903.
By Internet: You can vote your shares online at www.proxyvote.com.
By Mail: You can vote by mail by marking, dating, and signing your proxy card or voting instruction form and returning it in the postage-paid envelope.
In Person: Attend our annual meeting and vote by ballot.

Shareholders whose shares are held by a bank, broker or other financial intermediary (i.e., in "street name") should follow the voting instruction card provided by such intermediary.

Any proxy may be revoked in the manner described in the "Voting Procedures — Changing your vote" section of the accompanying Proxy Statement.

It is important that you vote your shares. To ensure that your shares are voted, please follow the instructions on the proxy card to either complete and return the proxy card or vote by telephone or over the internet. Mailing your proxy card or voting by telephone or over the internet does not preclude you from changing your vote in person at the 2020 Annual Meeting of Shareholders (the 2020 Annual Meeting).

Important Notice Regarding the Internet Availability of Proxy Materials for the 2020 Annual Meeting of Shareholders to be held on May 5, 2020

The accompanying Proxy Statement, 2019 Annual Report to Shareholders and 2019 Annual Report on Form 10-K are available at http://www.hei.com

By Order of the HEI Board of Directors,
Kurt K. Murao Executive Vice President, General Counsel, Chief Administrative Officer and Corporate Secretary
March 26, 2020

Page

i	PROXY SUMMARY

1	PROPOSAL NO. 1: ELECTION OF THREE CLASS III DIRECTORS AND ONE CLASS I DIRECTOR

2	DIRECTOR NOMINEES FOR ELECTION

6	CONTINUING DIRECTORS

12	CORPORATE GOVERNANCE

18	BOARD OF DIRECTORS

20	COMMITTEES OF THE BOARD

22	DIRECTOR COMPENSATION

26	PROPOSAL NO. 2: ADVISORY VOTE TO APPROVE THE COMPENSATION OF HEI'S NAMED EXECUTIVE OFFICERS

27	COMPENSATION DISCUSSION AND ANALYSIS

27	Executive Summary
29	How We Make Compensation Decisions
30	We Use Comparative Market Data as a Reference Point for Compensation
32	What We Pay and Why: Compensation Elements and 2019 Pay Decisions
45	Additional Policies and Information

48	COMPENSATION COMMITTEE REPORT

48	COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

49	EXECUTIVE COMPENSATION TABLES

49	Summary Compensation Table
51	Grants of Plan-Based Awards
52	Outstanding Equity Awards at 2019 Fiscal Year-End
53	2019 Option Exercises and Stock Vested
54	Pension Benefits
56	2019 Nonqualified Deferred Compensation
57	Potential Payments Upon Termination or Change in Control

Page

59	CEO Pay Ratio
60	STOCK OWNERSHIP INFORMATION

62	OTHER RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

64	PROPOSAL NO.3: AMEND THE HEI AMENDED AND RESTATED ARTICLES OF INCORPORATION TO DECLASSIFY THE BOARD OF DIRECTORS

65	PROPOSAL NO.4: AMEND THE HEI AMENDED AND RESTATED ARTICLES OF INCORPORATION TO ADOPT A MAJORITY VOTING STANDARD IN UNCONTESTED DIRECTOR ELECTIONS

66	AUDIT & RISK COMMITTEE REPORT

67	PROPOSAL NO.5: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2020

68	ABOUT THE MEETING

69	VOTING PROCEDURES

73	OTHER INFORMATION

A-1	EXHIBIT A: Reconciliation of GAAP to Non-GAAP Measures: Reported Core Earnings and Other Financial Measures

B-1	EXHIBIT B: Reconciliation of GAAP to Non-GAAP Measures: Incentive Compensation Adjustments

C-1	APPENDIX A: Proposed Declassification Amendment to the Amended and Restated Articles of Incorporation

D-1	APPENDIX B: Proposed Majority Voting Amendment to the Amended and Restated Articles of Incorporation

E-1	APPENDIX C: Combined Proposed Majority Voting and Declassification Amendments

MAP

   PROXY SUMMARY

PROXY SUMMARY

This summary contains highlights about our Company and the upcoming 2020 Annual Meeting of Shareholders. This summary does not contain all of the information that you should consider. Please read the entire Proxy Statement carefully prior to voting.

VOTING MATTERS

Management Proposals	Board Vote Recommendation	Page

1. Election of Three Class III Directors and One Class I Director	FOR Each Nominee	1

2. Advisory Vote to Approve the Compensation of HEI's Named Executive Officers	FOR	26

3. Amendment of Amended and Restated Articles of Incorporation to Declassify the Board of Directors	FOR	64

4. Amendment of Amended and Restated Articles of Incorporation to Adopt a Majority Voting Standard in Uncontested Director Elections	FOR	65

5. Ratification of Appointment of Independent Auditor for 2020	FOR	67

ELECTION OF DIRECTORS

The following table provides summary information about the nominees for election to the Board of Directors (Board) — three Class III Directors and one Class I Director of Hawaiian Electric Industries, Inc. (HEI or the Company). Additional information about all directors, including the nominees, may be found beginning on page 2.

Name	Age	Director Since	Primary Occupation	Independent	Committee Membership	Other Public Boards

Class III Directors

Peggy Y. Fowler	68	2011	Former Chief Executive Officer, Portland General Electric Company		CC, NCGC (chair), EC	1

Keith P. Russell	74	2011	President, Russell Financial		ARC, EC	1

Eva T. Zlotnicka	37	2020	Managing Director, ValueAct Spring Fund; Head of Stewardship, ValueAct Capital		CC	1

Class I Director

Micah A. Kane	51	2019	President & Chief Executive Officer, Hawaii Community Foundation		NCGC	—

ARC - Audit & Risk Committee
CC - Compensation Committee
EC - Executive Committee
NCGC - Nominating and Corporate Governance Committee

GOVERNANCE HIGHLIGHTS

HEI's governance is guided by the principle that shareholder value for our Company is linked to the value we bring to the customers and communities we serve. Highlights of our governance include:

BOARD OF DIRECTORS
Independent Chairperson of the Board	YES

Number of independent directors	10/11

Percentage of directors who are women or from diverse ethnic backgrounds	63%*

All Audit & Risk, Compensation and Nominating & Corporate Governance Committee members are independent	YES

All directors attended at least 75% of meetings of the Board and Board committees on which they served in 2019	YES

Policy limitation on membership on other public company boards	YES

Annual Board and committee self-evaluations and periodic director self and peer review	YES

Directors required to submit resignation for Board consideration upon the end of their term after reaching age 75 or in event of a significant change in their employment	YES

Share ownership and retention requirements for directors and executives	YES

* see pages 15-16

i

   PROXY SUMMARY

CURRENT DIRECTORS

Experience/Expertise		Tenure (Years)	Utility/ Energy Industry	Banking	Local Hawaii Commercial	Sustainability/ Environmental Leadership	Renewable Energy Expertise	Senior Leadership	Public Company Board Experience	Entrepreneurship/ Business Transformation	Government & Regulation	Financial/ Accounting	Legal & Risk Management	Corporate Governance

Jeffrey N. Watanabe♦	Independent Chair	33			x	x		x	x	x	x		x	x

Constance H. Lau	CEO	17	x	x	x	x	x	x	x	x		x	x	x

Celeste A. Connors	Independent	<1			x	x	x	x		x	x

Richard J. Dahl	Independent	3	x	x	x	x		x	x	x		x		x

Admiral Thomas B. Fargo, USN	Independent	15			x			x	x			x	x	x

Peggy Y. Fowler	Independent	9	x	x		x	x	x	x	x	x			x

Micah A. Kane	Independent	<1			x			x			x

Mary G. Powell	Independent	<1	x	x		x	x	x	x	x		x

Keith P. Russell	Independent	9		x				x	x	x		x	x	x

William James Scilacci, Jr.	Independent	<1	x	x			x	x				x	x

Eva T. Zlotnicka	Independent	<1				x		x	x	x		x		x

♦ Serving a 1-Year Term, to retire as of the 2020 Annual Meeting

The lack of a mark for a particular item does not mean that the director does not possess that experience or is unable to contribute to the decision-making process in that area. We look to each director to be knowledgeable in these areas; however, the mark indicates that the item is a particularly prominent area of expertise that the director brings to the Board.

HEI at a Glance

HEI is a family of three complementary companies that provide energy and financial services in the State of Hawaii and invest in infrastructure to advance Hawaii's sustainable future.

Sustainability — of our economy, our environment, our communities and our ability to deliver value to all of our stakeholders — is embedded in the core strategies across our three lines of business:

•
Hawaiian Electric — Focused on achieving Hawaii's 100% renewable energy and carbon neutral economy goals in a way that is affordable, reliable and resilient for our customers

•
American Savings Bank — Investing in the economic growth of our state and fostering innovation and entrepreneurship to diversify and expand our economy

•
Pacific Current — Developed with mission to advance Hawaii's sustainability goals through investment in clean energy, water, wastewater and agriculture

A Catalyst for Hawaii's Vibrant Future

We seek to work collaboratively with our communities to create a path toward a more sustainable future and to deliver value for shareholders and stakeholders alike.

Recent highlights include:

•
At Hawaiian Electric we:

  •
  Achieved 28% of electricity sales from renewable sources in 2019

  •
  Are on track to meet or exceed Hawaii's near-term milestone of a 30% renewable portfolio by 2020

  •
  Integrated the nation's highest level of rooftop solar penetration in 2019, at 19% of residential customers

  •
  Secured the lowest cost solar-plus-storage prices to date for Hawaii customers

  •
  Last year launched one of the largest renewable energy procurements undertaken by a U.S. utility, seeking 900 megawatts of new renewables, over 500 gigawatt-hours of storage and over 200 megawatts of grid services

  •
  Were named 2019 "Utility of the Year" by Utility Dive, a prominent industry publication, for advancing many initiatives that are transforming the power sector today, including renewable energy, electric vehicles and performance-based regulation

  •
  Completed our "One Company" initiative, restructuring functions across our utilities to improve operational efficiency and better serve our customers

•
In 2019, American Savings Bank:

  •
  Ensured solid performance and profitability despite a challenging interest rate environment for banks thanks to a combination of prudent expense management, operational efficiency and a strong balance sheet

   PROXY SUMMARY

    •
    Began to serve customers and communities from our new campus in Honolulu, representing the beginning of an exciting chapter in the bank's history and helping revitalize the campus neighborhood

    •
    Improved our operating efficiency, achieving an efficiency ratio of 57.8% compared to 59.4% the prior year

    •
    Grew total loans by 5.7% and maintained a net interest margin above our peers

•
Last year Pacific Current:

  •
  Continued to optimize existing projects and pursue additional sustainable investment opportunities

  •
  Began using locally produced biodiesel for part of the fuel mix at its Hamakua Energy plant, advancing Hawaii Island's energy independence and energy security

  •
  Launched a joint venture with EverCharge to stimulate electric vehicle adoption by facilitating charging stations in high-rise buildings across Oahu

  •
  Advanced the construction of five solar + storage projects at University of Hawaii campuses

Delivering Long-term Shareholder Value

	Net Income[1]	Diluted Earnings per Share (EPS)[1]	Return on Average Common Equity[1]

2019	$218M	$1.99	9.8%

2018	$202M	$1.85	9.5%

2017	$165M ($179M)	$1.52 ($1.65)	7.9% (8.6%)

1 Numbers in parentheses are non-GAAP measures, which exclude tax reform and related adjustments for 2017. See Exhibit A for a reconciliation of GAAP to non-GAAP measures.

	Total Shareholder Return (%)

	HEI	S&P 500 Index	Edison Electric Institute Index	KBW Regional Banking Index

2019	31.9%	31.5%	25.8%	23.8%

3-year	57.1%	53.2%	45.7%	3.9%

5-year	68.2%	73.9%	64.4%	53.0%

10-year	245.5%	256.7%	214.0%	197.7%

Source: S&P Global Inc. and EEI.

2019 Financial Highlights

•
Outperformed S&P 500 and broader utility index in total shareholder return over one- and three-year periods

•
11% five-year total return (CAGR%) for period ending December 31, 2019

•
Achieved 2019 net income and earnings per share growth of 8%

•
Strengthened utility and consolidated return on equity

•
Continued our history of uninterrupted dividends since 1901

•
Increased quarterly dividend by 3% in 2019 and again in 2020 given continued solid financial performance and confidence in our future prospects

Strong Board, Enhanced Corporate Governance, Continued Shareholder Engagement

Our board maintains the diversity of experience and expertise necessary to oversee the strategic direction of our companies, and understands our unique operating environment in Hawaii:

•
6 directors from Hawaii, with essential perspectives on serving customers in our local communities

•
5 directors with energy and utility experience

•
6 directors with banking experience

•
63% of directors are women or from diverse ethnic backgrounds, including native Hawaiian

   PROXY SUMMARY

Since 2017, we have added six new directors as part of ongoing Board refreshment and decreased our average tenure by 61% to 5.8 years at the time of the Annual Meeting:

•
Celeste Connors:  Expertise in sustainability, energy and economic policy, and Hawaii business, government and non-profit communities; CEO, Hawaii Green Growth

•
Richard Dahl:  Expertise and senior leadership experience in banking and utilities; former President & COO, Bank of Hawaii

•
Micah Kane:  Extensive government and policy experience as leader of Hawaii governmental and non-profit agencies; deep understanding of Hawaii's business and political environment; CEO, Hawaii Community Foundation

•
Mary Powell:  Significant experience in utilities and renewable energy; retired President and CEO, Green Mountain Power, 2008-2019.

•
Jim Scilacci:  Track record of value creation and financial leadership in utilities industry; former CFO, Edison International

•
Eva Zlotnicka:  Significant investment experience in ESG matters and overseeing ambitious sustainability and strategic initiatives; Managing Director, ValueActSpring Fund; Head of Stewardship, ValueAct Capital

Corporate governance enhancements to be voted upon at the 2020 Annual Meeting, include:

•
Proposal to declassify the Board see Proposal No. 3

•
Proposal to adopt a majority voting standard in uncontested director elections see Proposal No. 4

In 2019, we engaged with shareholders representing more than 50% of our institutional shareholder base. We greatly value the opinions and feedback received from our shareholders, which is collected and shared with the Board and informs the work of both management and the Board.

Deepening our Sustainability Focus

ESG considerations are embedded in our companies' daily actions and drive how we engage with our employees, communities, and shareholders.

During the summer of 2019, our board spent most of its strategic retreat on climate change as well as other ESG considerations. We are working to further integrate climate change and ESG risks and opportunities into our strategic planning, risk management and disclosures. Our efforts include:

•
Initial ESG materiality assessments of each HEI company

•
Further evaluating and formalizing incorporation of relevant ESG factors into strategic planning and risk management processes

•
Enhancing ESG disclosures, with issuance of first Sustainability Accounting Standards Board-aligned report planned for 2020 followed by Task Force on Climate-related Financial Disclosures aligned reporting

•
Greater linkage between HEI and utility executive compensation and achievement of renewable energy goals

EXECUTIVE COMPENSATION HIGHLIGHTS — PAYING FOR PERFORMANCE

Incentivizing Value Creation

The compensation program for our named executive officers is designed to focus executives on actions that create value for our customers, employees, communities and shareholders. For HEI and utility executives, safety, reliability, customer satisfaction and advancing our utility's transformation to increase renewable energy have been key goals of annual performance-based compensation for some time. Because of the strategic importance of achieving our state's renewable energy goals, beginning in 2020 the Board has made 20% of HEI and utility executives' long-term performance-based compensation subject to achievement of renewable portfolio goals. See page 28 for further information.

Emphasis on Long-term and Performance-based Compensation

Executive compensation is composed of four primary elements: base salary, performance-based annual and long-term incentives, and restricted stock units vesting in equal annual installments over four years. We emphasize variable pay over fixed pay, with the majority of the total compensation opportunity at target for each named executive officer linked to the Company's financial, market

   PROXY SUMMARY

and operational results. The compensation program also balances the importance of achieving long-term strategic priorities and critical short-term goals linked to long-term objectives.

2019 Named Executive Officer (NEO) Pay Opportunity
Variable Over Fixed Pay Opportunity at Target	Balance of Short- and Long-Term Pay Opportunity at Target

Pay Aligned with Company Performance

Under our pay-for-performance design, incentive payouts to named executive officers are aligned with results. The following graphs show the performance-based payouts to the HEI Chief Executive Officer (CEO) over the past several years in relation to (i) net income and (ii) total shareholder return (TSR) relative to the Edison Electric Institute (EEI) Index (Relative TSR). HEI CEO annual incentive pay is linked to HEI's adjusted annual net income, as well as subsidiary performance. Long-term performance-based equity compensation over the respective three-year periods tracked our Relative TSR results.

Annual Net Income and CEO Performance- Based Annual Incentive Payouts	3-year Relative TSR Results and Performance Based Long-Term Incentive Payouts

COMPENSATION COMMITTEE DECISION-MAKING

The Compensation Committee, all of the members of which are independent directors, establishes pay programs and reviews performance results to ensure that executive officer compensation aligns with shareholder interests. In addition, the Compensation Committee is advised by an independent compensation consultant with respect to the design of the plans, performance results and reasonableness of pay decisions and appropriateness or reasonableness of compensation adjustments.

The Compensation Committee believes that the Company's executive officer compensation reflects favorably on the Company's pay-for-performance objective, is aligned with shareholder interests and compares well to the Company's peers.

OUR EXECUTIVE COMPENSATION PROGRAM INCORPORATES BEST PRACTICES:

Majority of target compensation opportunity tied to performance
Rigorous performance goals are aligned with business strategy
Stock ownership and retention requirements apply to named executive officers
Clawback policy for performance-based pay
"Double trigger" change-in-control agreements
No tax gross ups (except for executive death benefit frozen in 2009)
No employment contracts
Minimal perquisites
Prohibition against hedging and pledging of HEI stock
No dividends or dividend equivalents paid on unearned performance shares

v

   PROPOSAL NO. 1: ELECTION OF THREE CLASS III DIRECTORS AND ONE CLASS I DIRECTOR

PROPOSAL NO. 1: ELECTION OF THREE CLASS III DIRECTORS AND ONE CLASS I DIRECTOR

In accordance with HEI's Amended and Restated Bylaws (Bylaws), the Board has fixed the size of the Board at 10 directors effective at the 2020 Annual Meeting, divided into three classes with staggered terms. The Board proposes that the following nominees be elected at the 2020 Annual Meeting:

Three Class III directors to serve until the 2023 Annual Meeting, or until his or her respective successor shall be duly elected and qualified:

Peggy Y. Fowler

Keith P. Russell

Eva T. Zlotnicka

One Class I director to serve until the 2021 Annual Meeting, or until his successor shall be duly elected and qualified:

Micah A. Kane

Ms. Fowler, Mr. Kane, Mr. Russell and Ms. Zlotnicka are all incumbent directors of HEI. Effective August 1, 2019, Mr. Kane was appointed by the HEI Board pursuant to Article III, Section 8 of HEI's Bylaws to fill the vacancy created by the July 31, 2019 retirement of Class I director James K. Scott. On February 12, 2020, Ms. Zlotnicka was appointed to the HEI Board as a Class III director. Ms. Zlotnicka was nominated for election at the 2020 Annual Meeting pursuant to a Cooperation Agreement between HEI and ValueAct Spring Master Fund, L.P. and certain of its affiliates described in more detail in the section entitled "Other Relationships and Related Person Transactions".

The Board has determined that Ms. Fowler, Mr. Kane, Mr. Russell and Ms. Zlotnicka are independent under the applicable standards for director independence, as discussed below under "Board of Directors — Independent Directors." Ms. Fowler, Mr. Russell and Ms. Zlotnicka have each consented to serve for the new three-year term expiring at the 2023 Annual Meeting if elected, and Mr. Kane has consented to serve for the remainder of the Class I term expiring at the 2021 Annual Meeting if elected. If a nominee is unable to stand for election at the time of the 2020 Annual Meeting, the proxy holders listed in the proxy card may vote in their discretion for a suitable substitute.

Information regarding the business experience and certain other directorships for each director nominee and continuing directors is provided beginning on page 2 below, together with a description of the experience, qualifications, attributes and skills that led to the Board's conclusion at the time of this Proxy Statement that each of the nominees and directors should serve on the Board in light of HEI's current business and structure.

As described in Proposal No. 3, the Company is submitting a proposal for shareholder approval that, if approved, would phase out the classified structure of the Board. If Proposal No. 3 is approved by shareholders, beginning with our 2021 Annual Meeting, directors who stand for election will be elected to one-year terms, and all directors will stand for election on an annual basis beginning with the 2023 Annual Meeting.

✓ FOR

The Board recommends that you vote FOR each nominee listed above to serve as a Class III or Class I Director.

   DIRECTOR NOMINEES FOR ELECTION

DIRECTOR NOMINEES FOR ELECTION

Nominees for Class III Directors whose terms expire at the 2023 Annual Meeting of Shareholders

Peggy Y. Fowler Independent Director Executive Committee Member Nominating and Corporate Governance Committee Chair Compensation Committee Member

With experience as Chief Executive Officer of a NYSE-listed public utility company, and as director for the Portland Branch of the Federal Reserve Bank of San Francisco and Umpqua Holdings Corporation (a publicly traded bank holding company), Ms. Fowler brings a unique combination of utility and banking knowledge to the Board.

Ms. Fowler was recognized as Oregon's Most Admired CEO in a 2005 Portland Business Journal survey, and as Portland's First Citizen in 2007 by the Portland Metropolitan Association of Realtors. Ms. Fowler was awarded the Oregon History Makers recognition in 2015, and the 2016 Joan Austin Lifetime Achievement Award recognizing her as one of Portland, Oregon's most-respected business leaders.

Ms. Fowler has deep environmental and renewable energy expertise. She managed PGE's environmental department, overseeing initiatives that improved fish passage on multiple Oregon rivers. During Ms. Fowler's tenure as Chief Executive Officer, PGE made the strategic decision to reduce use of oil and coal and has been ranked #1 on multiple occasions for selling more renewable power to residential customers than any other U.S. utility. Under Ms. Fowler's leadership, wind and solar projects were constructed and integrated into the PGE grid.

Under her leadership as HEI's Nominating and Corporate Governance Chair, the company underwent a new director refresh, de-staggering of the board and decreased tenure and provided greater proxy access.

PROFESSIONAL EXPERIENCE

35 years of executive leadership (including as President and Chief Executive Officer, and Chief Operating Officer), senior officer and operating positions, PGE

PUBLIC COMPANY BOARDS

Umpqua Holdings Corp (since 2009) (bank holding company); Chairman (since 2012)

PAST PUBLIC COMPANY BOARDS

Portland General Electric (2006-2012)

OTHER POSITIONS

Director and committee member, Cambia Health Solutions (not-for-profit health insurer) (since 2005)

Director, PGE Foundation (since 1997)

Director, Portland Branch of Federal Reserve Bank of San Francisco (2007-2011)

Age: 68 Independent Director Since: 2011 Principal Occupation: Former Chief Executive Officer (2000-2009), Portland General Electric Company (PGE)
EXPERTISE
LEADERSHIP

ENERGY, UTILITIES

RENEWABLES

ENVIRONMENTAL MANAGEMENT

CORPORATE GOVERNANCE

FINANCIAL OVERSIGHT

REGULATORY COMPLIANCE

EDUCATION

Public Utility Executive Program, University of Idaho and University of Michigan

Bachelor of Science, Chemistry and Bachelor of Science, Math, George Fox University

2

   DIRECTOR NOMINEES FOR ELECTION

Keith P. Russell Independent Director Executive Committee Member Audit & Risk Committee Member ASB Risk Committee Chair

Within three major financial institutions, Mr. Russell served as an executive and/or Director and held domestic and international positions in all areas of banking, finance, capital markets and risk management. He has served on numerous panels on corporate governance and strategic direction.

He has broad and deep expertise in risk management including identification, assessment, and monitoring of current and emerging risks through his prior service as Chief Risk Officer of a large financial institution and as Chief Operating Officer of a major bank. Mr. Russell has been the chair of the American Savings Bank (an HEI subsidiary) risk committee since 2012, during which time he led the implementation of an extensive enterprise risk management system which included development of robust risk governance, monitoring and management systems.

Mr. Russell has a keen knowledge of the Hawaii real estate market and hospitality industry from his service on a lodging real estate investment trust with investments in Hawaii.

Mr. Russell's years of executive leadership experience in financial service operations, particularly as an executive officer of a major lender to the electric utility industry, contribute invaluable expertise to the Board.

PROFESSIONAL EXPERIENCE

Vice Chair/Chief Risk Officer, Mellon Financial Corp (1991-2001)

President and Chief Operating Officer, Glendale Federal Bank (1983-1991)

Senior Vice President, Security Pacific Corporation (1974-1983)

PUBLIC COMPANY BOARDS

Sunstone Hotel Investors (since 2003)

PAST PUBLIC COMPANY BOARDS

Nationwide Health Properties (2002-2011)

OTHER POSITIONS

Director, KBS Growth and Income REIT (since 2016)

Director, American Savings Bank (HEI subsidiary)

Director, ASB Hawaii (HEI subsidiary) (2014-2016)

Age: 74 Independent Director Since: 2011 Principal Occupation: President, Russell Financial (since 2001)
EXPERTISE
RISK MANAGEMENT

FINANCE AND ACCOUNTING

BANKING

LEADERSHIP

STRATEGIC PLANNING

CORPORATE GOVERNANCE

EDUCATION

Master of Arts, Northwestern University

Bachelor of Arts, University of Washington

3

   DIRECTOR NOMINEES FOR ELECTION

Eva T. Zlotnicka Independent Director Compensation Committee Member

Ms. Zlotnicka's experience as a sustainable investing professional with a background in utilizing markets, policy, and partnership to motivate the private sector to simultaneously improve sustainability, profitability and competitiveness, brings highly valuable perspective to the Board. In her current position as Managing Director for the ValueAct Spring Fund, an investor in HEI, she identifies companies whose technology and products are solving environmental and social issues and actively supports them through various industry, governance or other significant transitions. As ValueAct Capital's Head of Stewardship, Ms. Zlotnicka also leads the firm's engagement with other shareholders and the broader corporate governance community.

As director at Unifi, where she serves as a member of the audit committee and the corporate governance and nominating committee, Ms. Zlotnicka has experience in guiding the implementation of ambitious sustainability strategies in addition to other strategic efforts and financial oversight. Recently she was recognized among WomenInc.'s 2019 Most Influential Corporate Board Directors.

Prior to joining ValueAct Capital, Ms. Zlotnicka served as the US lead Sustainability and Environmental, Social and Governance (ESG) equity research analyst at Morgan Stanley. During her tenure, Morgan Stanley's Global Sustainability Research team ranked #1 in Sustainable and Responsible Investment Research by the 2017 Extel IRRI survey. Ms. Zlotnicka was also individually ranked as #1 for "Best Understanding of Companies" as voted by corporate participants. Additionally, Ms. Zlotnicka has familiarity with the academic, public and non-profit sectors, most notably having worked with the US Environmental Protection Agency on public-private partnerships and the Environmental Defense Fund on corporate investment in energy efficiency.

PROFESSIONAL EXPERIENCE

Over ten years of experience in sell-side research in sustainability, ESG and fixed income, including leading sustainability research teams at Morgan Stanley

PUBLIC COMPANY BOARDS

Unifi, Inc. (since 2018) (innovative textile products)

OTHER POSITIONS

Women Investing for a Sustainable Economy ("WISE"), Co-Founder (since 2012)

Board Observer, Arcadia Power, Inc. (since 2018)

Investor Advisory Group Member, Sustainability Accounting Standards Board (since 2019)

Age: 37 Independent Director Since: 2020 Principal Occupation: Managing Director, ValueAct Spring Fund; Head of Stewardship, ValueAct Capital (2018 to present)
EXPERTISE
ENVIRONMENTAL MANAGEMENT

CORPORATE GOVERNANCE

INVESTMENT MANAGEMENT

FINANCE AND ACCOUNTING

EDUCATION

Master of Business Administration and Master of Environmental Science, Yale University

Bachelor of Science in Economics, Wharton School, and Bachelor of Science in Computer Science & Engineering, University of Pennsylvania

4

   DIRECTOR NOMINEES FOR ELECTION

Nominee for Class I Director whose term expires at the 2021 Annual Meeting of Shareholders

Micah A. Kane Independent Director Nominating and Corporate Governance Committee Member

Mr. Kane is a well-respected leader in the State of Hawaii and brings extensive leadership and a deep understanding of Hawaii's cultural, business and political environment to the Board.

His career has been distinguished by his leadership of significant private and public trusts, including; his current role as Chief Executive Officer of Hawaii Community Foundation, Hawaii's largest and oldest Foundation; his service as a Trustee of the largest land trust in the state of Hawaii, Kamehameha Schools, a private school system established under the will of Princess Bernice Pauahi Bishop to create educational opportunities in perpetuity to improve the capability and well-being of people of Hawaiian ancestry; and his prior role as Chairman/Director of the State of Hawaii Department of Hawaiian Homelands.

As an acknowledged Native Hawaiian community leader, Mr. Kane brings invaluable experience in understanding Hawaii's complex cultural and land use history (nearly 27% of the population self-identifies as Native Hawaiian and other Pacific Islander). Mr. Kane has brought to bear this knowledge and his business acumen to bring the community together to address the most important issues of our day including environmental sustainability, homelessness and affordable housing.

Mr. Kane also has expertise in state/county government affairs including state/county regulation, policy development, public relations, and crisis management.

PROFESSIONAL EXPERIENCE

President and Chief Executive Officer, Hawaii Community Foundation ($675 million in assets)

Chief Operating Officer, Pacific Links Hawaii LLC (golf course owner, developer and operator)

Principal, the KANE Group LLC (Hawaii-based company focused on land and financing matters for planned community infrastructure and general business development)

Trustee, Kamehameha Schools ($11.9 billion endowment and Hawaii's largest private landowner with over 365,000 acres of land on Hawaii island, Maui, Moloka'i, O'ahu and Kaua'i)

OTHER POSITIONS

Director, Na Ku Pa'a O Kuhio, not for profit focused on supporting the beneficiaries of the Hawaiian Homes Commission Act.

Chairman, Menlo College Board of Trustees (supporting Hawaii kids to college)

Director, Hawaiian Electric Company, Inc. (HE Subsidiary) (2012-2019)

Age: 51 Independent Director Since: 2019 Principal Occupation: President and Chief Executive Officer, Hawaii Community Foundation, Since 2017
EXPERTISE
LEADERSHIP

COMMUNITY RELATIONS

GOVERNMENT AND RELATIONS

EXECUTIVE MANAGEMENT

STRATEGIC AND OPERATIONAL MANAGEMENT

ORGANIZATIONAL LEADERSHIP

EDUCATION

Master of Business Administration, University of Hawaii at Manoa

Bachelor of Arts, Business Administration, Menlo College

5

   CONTINUING DIRECTORS

Continuing Class I Directors whose terms expire at the 2021 Annual Meeting of Shareholders

Richard J. Dahl Independent Director Audit & Risk Committee Member Compensation Committee Member

Mr. Dahl has significant leadership, strategy, audit and risk management expertise. He has in-depth experience in corporate transformation and restructuring and in driving improved corporate governance and shareholder engagement. His experiences working in Hawaii and on the U.S. mainland, and in banking and the electric utility industry, bring valuable perspective to the Board.

He brings with him to the Board in-depth understanding of the two industries in which HEI operates from his senior executive roles at Bank of Hawaii Corporation and his current service as chairman of IDACORP, Inc. and its principal subsidiary, Idaho Power Company.

He is an audit, risk management and financial expert from his former chairmanship of the IDACORP, Inc. audit committee, membership on the Dine audit committee, previous work experience with accounting firm Ernst & Young, and prior licensure as a Certified Public Accountant and Certified Bank Auditor.

Under Mr. Dahl's leadership, Dole Food Company invested in a number of sustainability initiatives that secured external recognition. Dole was named one of the World's Most Ethical Companies by Ethisphere Magazine and undertook a carbon offset program to secure a carbon neutral operating footprint.

PROFESSIONAL EXPERIENCE

Interim Chief Executive Officer, Dine Brands Global, Inc. (formerly known as DineEquity) (3/1/17 — 9/15/17) (franchiser of over 3000 Applebee's and IHOP restaurants)

President and Chief Operating Officer (2004-2007) and Chief Finance Officer (2002-2004), Dole Food Company

President and Chief Operating Officer, Bank of Hawaii Corporation (1981-2002)

Ernst & Young (1973-1981)

PUBLIC COMPANY BOARDS

Dine Brands Global, Inc. (formerly known as DineEquity) (since 2004); Non-Executive Chairman (since 2017)

IDACORP (since 2008) (currently decommissioning/divesting ownership of its coal plants), Chairman (since May 2019)

PAST PUBLIC COMPANY BOARDS

Non-Executive Chairman, International Rectifier Corporation (2008-2015) (leading manufacturer and distributor of power management semi-conductors and researcher in battery storage)

OTHER POSITIONS

Non-Executive Chairman, James Campbell Company, LLC (privately held real estate investment and development company), Executive Chair, President and CEO (2010-2016)

Director, Hawaiian Electric Company, Inc (HEI subsidiary)(2017-2019)

Age: 68 Independent Director Since: 2017 Principal Occupation: Former President and Chief Executive Officer, James Campbell Company LLC (2010-2016)
EXPERTISE
STRATEGIC & OPERATIONAL MANAGEMENT

CORPORATE TRANSFORMATION

FINANCE AND ACCOUNTING

CORPORATE GOVERNANCE

BANKING

ENERGY, UTILITIES

LEADERSHIP

RISK MANAGEMENT

AUDIT

EDUCATION

Bachelor of Science, University of Idaho

6

   CONTINUING DIRECTORS

Constance H. Lau President and CEO, HEI Executive Committee Member Chairman, American Savings Bank (HEI subsidiary)

Ms. Lau has deep industry and operational expertise having served in leadership capacities spanning several functions across HEI and its subsidiaries. She is recognized as a transformational leader, having been identified by the US Banker List of Most Powerful Women in Banking in 2004, 2005, 2006 for transforming ASB into a full-service community bank. Signing the groundbreaking Hawaii Clean Energy Initiative with the Governor of State of Hawaii also secured Ms. Lau the Women in Clean Energy & the Environment, Woman of the Year award, 2011.

Ms. Lau is a nationally recognized leader in the fields of critical infrastructure, resilience and physical and cyber security, banking, and energy, demonstrated by her appointment by President Obama to chair the National Infrastructure Advisory Council, membership on the federal Electricity Subsector Coordinating Council, prior service on the Federal Reserve Board of San Francisco's 12th District Community Depository Institutions Advisory Council, and her naming as a C3E Clean Energy Ambassador by the U.S. Department of Energy.

PROFESSIONAL EXPERIENCE

Chair, National Infrastructure Advisory Council (since 2012)

President and Chief Executive Officer, American Savings Bank (2001-2006) Chief Operating Officer, ASB (1999-2001)

Treasurer, HEI (1989-1999)

Treasurer, Hawaiian Electric and Assistant Treasurer, HEI (1987-1989)

Assistant Corporate Counsel, Hawaiian Electric Company (1984-1987)

PUBLIC COMPANY BOARDS

Matson Inc. (since 2012)

PAST PUBLIC COMPANY BOARDS

Alexander & Baldwin (2004-2012)

OTHER POSITIONS

Board Member, Edison Electric Institute

Former Board Member, Electric Power Research Institute

Board Member, Associated Electric & Gas Insurance Services

Board Member, Hawaii Business Roundtable

Board Member, Foundation for Asia-Pacific Center for Security Studies

Board Member, Elemental Excelerator

Member, Federal Electricity Subsector Coordinating Council

Chair, Hawaiian Electric Company (2006-2019)

Former Member of the Federal Reserve Bank of San Francisco's Twelfth District

Community Depository Advisory Council (2011-2014)

Chair, Consuelo Foundation

Trustee, Punahou School

Chair, Military Affairs Council, Chamber of Commerce of Hawaii

Age: 68 HEI Director Since: 2001 (except from 2004-2006) Principal Occupation: President and Chief Executive Officer, HEI (since 2006)
EXPERTISE
CLEAN ENERGY, UTILITIES

INFRASTRUCTURE

CYBER SECURITY

FINANCE AND ACCOUNTING

BANKING

LEADERSHIP

CORPORATE TRANSFORMATION

STRATEGIC & OPERATIONAL MANAGEMENT

CORPORATE GOVERNANCE

MERGERS AND ACQUISITIONS

EDUCATION

Master of Business Administration,
Stanford Graduate School of Business

Juris Doctor, Hastings College of the Law, University of California

Bachelor of Science in Administrative
Sciences, Yale College

7

   CONTINUING DIRECTORS

Continuing Class II Directors whose terms expire at the 2022 Annual Meeting of Shareholders

Celeste A. Connors Independent Director Audit & Risk Committee Member

Ms. Connors has considerable experience in environmental sustainability from serving as Executive Director of Hawaii Green Growth Local2030 hub, which was recognized by the United Nations in 2018 as one of the world's first hubs for sustainability solutions.

Her deep understanding of the business, government and non-profit communities in the Hawaiian Islands, from serving as Executive Director of Hawaii Green Growth Local2030 Hub and CEO and Co-Founder of c.dots development, contribute significantly to the Board's understanding of Hawaii's unique business environment. While leading c.dots, Ms. Connors worked with local, state and federal governments, the private sector, and philanthropic organizations to help build smart sustainable communities, including green and resilient infrastructure systems and services.

Ms. Connors is an expert on climate risk and has significant government, regulatory and policy development experience from serving as Director for Environment and Climate Change at the National Security Council and National Economic Council in the White House, as well as a Foreign Service Officer with the U.S. Department of State. She has advised the President, Vice President, Cabinet members and other government leaders on environment and sustainable development policy.

Ms. Connors has a proven track record of working to achieve Hawaii's energy and sustainability goals, which will add significant value to HEI's efforts to accelerate a sustainable future for Hawaii.

PROFESSIONAL EXPERIENCE

Practitioner in Residence (Energy, Resources and Environment Program), Johns Hopkins

University School of Advanced International Studies (SAIS) (since 2012)

Chief Executive Officer and Co-Founder, c.dots development (builds partnerships to deliver sustainable and resilient infrastructure in local communities) (since 2012)

Director (Environment and Climate Change), National Security Council and National Economic Council in the White House (2008-2012)

Foreign Service Officer, U.S. Department of State (2000-2012)

Foreign Affairs Advisor (Office of the Mayor), City of New York (1999-2000)

Age: 44

Independent Director Since: 2019

Principal Occupation: Executive Director, Hawaii Green Growth Local2030 Hub (public private partnership focused on identifying sustainable growth priorities within an island context) (since 2015)

EXPERTISE
ENERGY, UTILITIES

COMMUNITY RELATIONS

GOVERNMENT AND REGULATION

LEADERSHIP

ENTREPRENEURSHIP

EDUCATION

Master of Science (MSc), Development Studies, University of London, School of Oriental and African Studies (SOAS)

Bachelor of Arts, International Relations, Tufts University

8

   CONTINUING DIRECTORS

Admiral Thomas B. Fargo, USN (Retired) Independent Director Executive Committee Member Compensation Committee Chair Nominating and Corporate Governance Committee Member

In addition to extensive leadership expertise, Admiral Fargo brings to the Board deep knowledge of the U.S. military, a major customer of HEI's electric utility subsidiary and a key driver of Hawaii's economy. Admiral Fargo served as Commander of the U.S. Pacific Command, and in that post, he was responsible for the security of nearly 52% of the world's surface.

He has top level management, strategic planning, and financial and non-financial risk assessment skills developed over 40 years of leading nine diverse organizations ranging in size from 130 to 300,000 people and managing budgets up to $8 billion.

He has extensive corporate governance experience including audit, compensation and governance committees, from service on several private and public company boards, including as chairman of Huntington Ingalls Industries.

PROFESSIONAL EXPERIENCE

Owner, Fargo Associates LLC (since 2005) (defense and homeland/national security consultancy)

Commander of the U.S. Pacific Command (retired)

PUBLIC COMPANY BOARDS

The Greenbrier Companies (since 2015) (rail manufacturing & licensing services)

Huntington Ingalls Industries (military shipbuilder); Chairman (2011-April 2020)

Matson Inc. (since 2012) (transportation & logistics)

PAST PUBLIC COMPANY BOARDS

Northrop Grumman Corporation (2008-2011)

Hawaiian Holdings, Inc. (2005-2008) (Hawaiian Airlines holding company)

Alexander & Baldwin (2010-2011)

OTHER POSITIONS

Chairman, United Services Automotive Association

Advisory Board Member, National Bureau of Asian Research

Director, AtHoc (until 2016)

Director, GTA Teleguam (until 2017)

Senior Advisor, SKAI Ventures (2005-2019)

Age: 71 Independent Director Since: 2005 Principal Occupation: Chairman, Huntington Ingalls Industries (military shipbuilder) (NYSE: HII)
EXPERTISE
CRITICAL CUSTOMERS

RISK MANAGEMENT

CORPORATE GOVERNANCE

LEADERSHIP

STRATEGIC PLANNING

FINANCE AND ACCOUNTING

EDUCATION

Bachelor of Science, United States Naval Academy

Executive and business training —
Harvard University; Stanford University

9

   CONTINUING DIRECTORS

Mary G. Powell Independent Director Compensation Committee Member

Ms. Powell has significant experience in utilities and renewable energy, having served as President and CEO of Green Mountain Power since 2008. Under her leadership, the company became the world's first utility to become a Certified B Corporation (a business that balances purpose and profit). Ms. Powell led an ambitious energy vision to dramatically ramp up local renewable resources in Vermont.

Ms. Powell has relevant public board experience, serving as a director at Sunrun Inc., where she is a member of the compensation committee. Ms. Powell's track record of leadership and innovation has received national acclaim; she was named as one of Fast Company's "100 Most Creative People in Business" in 2016 and as one of CEO Connection's "2017 Most Influential Women of the Mid-Market," among other recognitions. Most recently, Ms. Powell was named Utility Dive's 2019 Executive of the Year, recognizing her leadership of Vermont's investor-owned utility to prioritize and deliver on customer-choice distributed energy solutions.

PROFESSIONAL EXPERIENCE

Vice President (Human Resources and Organizational Development), then Vice President (Administration), then Senior Vice President (Customer and Organizational Development), then Senior Vice President and Chief Operating Officer, Green Mountain Power (1998-2008)

President, HR Works (total solutions provider of human resource management and benefits administration services) (1997-1998)

VP Human Resources, VP Retail Banking and SVP of Retail Banking, Key Bank of Vermont (1992-1997)

PUBLIC COMPANY BOARDS

Sunrun Inc. (Since Feb 2018), Compensation Committee and Audit Committee Member

OTHER POSITIONS

Vice Chair, Vermont Chamber of Commerce (2010-2012)

Chair, Vermont Business Roundtable (2012-2014)

Director, American Savings Bank (HEI Subsidiary)

Director, Vermont Electric Power Company (VELCO) (2008-2019)

Director, Enegir (largest natural gas company in Quebec, Canada) (since November 2019)

Age: 59 Independent Director Since: 2019 Principal Occupation: Former President and Chief Executive Officer, Green Mountain Power, 2008-2019
EXPERTISE
LEADERSHIP

STRATEGIC AND OPERATIONAL MANAGEMENT

CORPORATE TRANSFORMATION

FINANCE AND ACCOUNTING

BANKING

ENERGY, UTILITIES

EDUCATION

Associate of Science, Keene State College

10

   CONTINUING DIRECTORS

William James Scilacci, Jr. Independent Director Executive Committee Member Audit & Risk Committee Chair

Mr. Scilacci has significant leadership and operational management experience through serving as CFO of Edison International, a publicly-traded company whose market cap increased substantially during Mr. Scilacci's tenure. He has extensive experience communicating with Wall Street analysts, investors and rating agencies and has demonstrated a strong track record of considerable shareholder value creation.

He has extensive utility experience through his over 20 years in financial management with Southern California Edison, the primary energy supply company for Southern California. Southern California Edison is a leader in development and implementation of grid modernization, electrification of transportation, renewable energy and energy efficiency.

Mr. Scilacci was the CFO of Edison International's competitive generation subsidiary. During his tenure, Edison International made material investments in wind energy and natural gas-fired generation. He also oversaw the subsidiaries energy trading business.

Mr. Scilacci has a keen understanding and extensive knowledge of enterprise risk management from his role as Chief Financial Officer of Edison International. For eight years, Mr. Scilacci managed Edison International's enterprise risk management program identifying, monitoring and forecasting new risks to the company including ESG related risks such as the impacts of climate change.

Mr. Scilacci's track record of success is highlighted by his recognition as one of the top CFOs in the electric utility sector by a 2017 Institutional Investor survey of investors and sell-side analysts.

PROFESSIONAL EXPERIENCE

Over 30 years of experience, and 25 years in executive leadership, for Edison International companies (including CFO of Edison International, Edison Mission Energy and Southern California Edison)

OTHER POSITIONS

Director, Chairman of the Finance Committee, Member of Audit Committee, Loyola High School of Los Angeles

President (2019) and Director (2017-2019), Belair Bay Club

Age: 64 Independent Director Since: 2019 Principal Occupation: Former Executive Vice President and Chief Financial Officer, Edison International (2008-2016)
EXPERTISE
FINANCE AND ACCOUNTING

STRATEGIC AND OPERATIONAL MANAGEMENT

LEADERSHIP

ENERGY, UTILITIES

RISK MANAGEMENT

EDUCATION

Master of Business Administration, Santa Clara University

Bachelor of Arts, University of California, Los Angeles

11

   CORPORATE GOVERNANCE

CORPORATE GOVERNANCE

HEI's governance policies and guidelines

HEI's Board and management review and monitor corporate governance trends and best practices on an ongoing basis, including for purposes of reviewing HEI's corporate governance documents and complying with the corporate governance requirements of the New York Stock Exchange (NYSE), rules and regulations of the Securities and Exchange Commission (SEC) and rules and regulations of the Board of Governors of the Federal Reserve applicable to HEI as a savings and loan holding company. As a result of this review, the Board is proposing to declassify the Board (Proposal 3) and to adopt a majority voting standard in uncontested director elections (Proposal 4). HEI's corporate governance documents (such as the charters for the Audit & Risk, Compensation, Nominating and Corporate Governance and Executive Committees, Corporate Governance Guidelines and Corporate Code of Conduct, as well as other governance documents) are available on HEI's website at www.hei.com/govdocs.

The Board's leadership structure

In December 2019, the HEI Board approved the appointment of Admiral Fargo to the position of nonexecutive Chairperson effective May 5, 2020, to succeed our current Chairperson, Jeffrey N. Watanabe.

Admiral Fargo has served on the Board since 2005, and has never been employed by HEI or any HEI subsidiary. The Board has determined that he is independent. Among the many skills and qualifications that Admiral Fargo brings to the Board, the Board considered: (i) his extensive experience in corporate governance from serving on a number of other public company, private company and nonprofit boards; (ii) his reputation for effective consensus and relationship building and business and community leadership, including serving as Commander of the U.S. Pacific Command; (iii) his willingness to spend time advising and mentoring members of HEI's senior management; and (iv) his dedication to committing the hard work and time necessary to successfully lead the Board.

The responsibilities of HEI's Chairperson are to:

•
lead Board and shareholder meetings and executive sessions of the independent directors, including executive sessions at which the performance of the CEO is evaluated by the Board;

•
attend meetings of the Board's committees, either as member or observer;

•
work closely with the Nominating and Corporate Governance Committee in periodically evaluating board and committee structures, as well as advise with respect to succession planning for the Board;

•
serve on and/or advise the boards of HEI's primary operating subsidiaries, Hawaiian Electric and ASB, chair joint executive sessions of the independent directors of HEI and these subsidiary boards and attend meetings of subsidiary board committees;

•
be available to other Board and subsidiary board members and management for questions and consultation; and

•
ensure and facilitate communications among Board members and Board committees and between the Board and management.

The Board's Corporate Governance Guidelines provide that if the Chairperson and CEO positions are held by the same person, or if the Board determines that the Chairperson is not independent, the independent directors should designate an independent director to serve as "Lead Director." If a Lead Director is designated, the Lead Director's responsibilities are to: (i) preside at Board and shareholder meetings when the Chairperson is not present; (ii) preside at executive sessions of the independent directors; (iii) facilitate communication between the independent directors and the Chairperson or the Board as a whole; (iv) call meetings of the non-management or independent directors in executive session; (v) participate in approving meeting agendas, schedules and materials for the Board; and (vi) perform other functions described in the Corporate Governance Guidelines or as determined by the Board from time to time.

The Board believes that its current leadership structure, which provides for an independent nonemployee

   CORPORATE GOVERNANCE

Chairperson, or an independent Lead Director if the Chairperson is not independent, is appropriate and effective in light of HEI's current operations, strategic plans and overall corporate governance structure. Several reasons support this conclusion. First, the Board believes that having an independent Chairperson or Lead Director has been important in establishing a tone at the top for both the Board and the Company that encourages constructive expression of views that may differ from those of senior management. Second, the Board believes that the presence of an independent Chairperson or Lead Director demonstrates to the Company's regulators and shareholders that the Board is committed to serving the best interests of the Company and its shareholders and not the best interests of management. Third, the Board recognizes that HEI has an uncommon corporate governance structure in that the boards of its two primary operating subsidiaries are also composed mostly of nonemployee directors and that the HEI Chairperson plays an important leadership role for the consolidated company. For instance, in addition to chairing executive sessions of the nonemployee directors and attending meetings of the committees of these subsidiary boards, the Chairperson leads the HEI Board in its oversight role with respect to HEI's subsidiaries.

The Board's role in risk oversight

HEI is a holding company that operates principally through its Hawaii-based electric public utility and bank subsidiaries. At the holding company and subsidiary levels, the Company faces a variety of risks, including operational risks, regulatory (including environmental regulations) and legal compliance risks, credit and interest rate risks, competitive risks, liquidity risks, cybersecurity risks and strategic and reputational sustainability related risks. Developing and implementing strategies to manage these risks is the responsibility of management, and that responsibility is carried out by assignments of responsibility to various officers and other employees of the Company under the direction of HEI's Chief Financial Officer, who also serves as HEI's Chief Risk Officer. The role of the Board is to oversee the management of these risks.

The Board's specific risk oversight functions are as follows:

•
The Board has approved a consolidated enterprise risk management (ERM) system recommended by management. The system is designed to identify and assess risks across the HEI enterprise so that information regarding the Company's risks can be reported to the Board, along with proposed strategies for mitigating these risks. The structure of the ERM system is decentralized, with separate Chief Risk Officers at each of Hawaiian Electric and ASB in addition to HEI's Chief Risk Officer. The Chief Risk Officer of Hawaiian Electric is also responsible for identifying, assessing and reporting risks at HEI's other electric utility subsidiaries that operate on the neighbor islands of Hawaii, Maui, Molokai and Lanai. Each subsidiary Chief Risk Officer reports directly to the respective subsidiary President and functionally to HEI's Chief Risk Officer, who reviews such risks on a consolidated basis. The Board believes that this decentralized risk management structure is appropriate and effective for the Company's diverse operations and holding company structure, because it allows for industry-specific risk identification and management at the subsidiary levels while also ensuring an integrated and consolidated view of risk at the holding company level by HEI's Chief Risk Officer. In connection with approving this ERM system, the Board reviewed (and continually assesses) a catalog of risks and management's assessment of those risks. As part of the Board's ongoing risk oversight, HEI's Chief Risk Officer is responsible for providing regular reports to the Board and Audit & Risk Committee on the status of those risks, any changes to the risk catalog or management's assessment of those risks, and any other risk management matters that the Board may request from time to time. The Board and Audit & Risk Committee also receive reports from HEI's internal auditor evaluating the effectiveness of management's implementation of the approved ERM system.

•
The Board has assigned to the Audit & Risk Committee the responsibility of assisting in the oversight of the overall risk management strategy of the Company. In providing such assistance, the Audit & Risk Committee is specifically required to discuss policies with respect to risk assessment and risk management, including the guidelines and policies governing the process by which risk assessment and risk management are undertaken at the Company, and to report to the Board the committee's discussion and findings so that the entire Board can consider changes (if any) in the Company's risk profile.

•
The Board has also assigned to the Audit & Risk Committee the specific risk oversight responsibilities of: (i) reviewing the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures; (ii) overseeing HEI's Code of Conduct compliance program; and

   CORPORATE GOVERNANCE

  (iii) establishing procedures for direct reporting of potential accounting and auditing issues to the Audit & Risk Committee. The Audit & Risk Committee reports to the Board each quarter regarding these matters.

•
The Board has assigned to the Compensation Committee the specific risk oversight responsibility of reviewing whether the compensation policies or practices of HEI or its subsidiaries encourage employees to take risks that are reasonably likely to have a material adverse effect on such entities and of recommending new or revised policies and practices to address any such identified risks. Included in this oversight responsibility is the Compensation Committee's review and evaluation of ASB's compensation practices for compliance with regulatory guidance on sound incentive compensation plans. The Compensation Committee reports the results of its review and any recommendations to the Board. The results of the review are also communicated to the Audit & Risk Committee through HEI's Chief Risk Officer. Both the Audit & Risk and Compensation Committees are composed entirely of independent directors.

•
In addition to overall risk oversight by the HEI Board, the boards of HEI's primary operating subsidiaries, Hawaiian Electric and ASB, are responsible for overseeing risks at their respective companies. The Hawaiian Electric Board has assigned responsibility for ongoing oversight of risk management to its Audit & Risk Committee and the ASB Board has assigned such responsibility to its Risk Committee. Under the decentralized ERM structure discussed above, risk management activities at the subsidiary level are reported to these committees and to the subsidiary boards through the subsidiary Chief Risk Officers. The HEI Board and/or Audit & Risk Committee may also be invited to participate in risk oversight discussions by these subsidiary boards and/or committees. The information from these subsidiary board and committee sessions are reported, on at least a quarterly basis, to the HEI Board by the subsidiary Chief Risk Officers (or their representatives), who functionally report to HEI's Chief Risk Officer on risk management matters. These subsidiary boards are composed primarily of nonemployee directors. The subsidiary audit committees are composed primarily of nonemployee directors who meet the independence requirements for audit committee members of companies listed on the NYSE, and with regard to the ASB Audit Committee, comply with FDIC regulations.

•
At least annually, the Board conducts a strategic planning, sustainability and risk review. As part of this review, the Board reviews fundamental financial and business strategies and sustainability initiatives and assesses the major risks facing the Company and options to mitigate those risks. To facilitate strategic planning through constructive dialogue among management and Board members, members of management who are not directors are invited to participate in the review. Based on the review, the Board and senior management, including the HEI Chief Risk Officer, identify key issues to be addressed during the course of the next calendar year.

The Board believes that, for risk oversight, it is especially important to have an independent Chairperson or Lead Director in order to ensure that differing views from those of management are expressed. Since the HEI Chairperson attends the meetings of the Board, the subsidiary boards and their respective committees, the HEI Chairperson is also in a unique position to assist with communications regarding risk oversight and risk management among the Board and its committees, between the subsidiary boards and their respective committees and between directors and management.

Selection of nominees for the Board

The Board believes that there are skill sets, qualities and attributes that should be represented on the Board as a whole but do not necessarily need to be possessed by each director. The Nominating and Corporate Governance Committee and the Board thus consider the qualifications and attributes of incumbent directors and director candidates both individually and in the aggregate in light of the current and future needs of HEI and its subsidiaries.

The Nominating and Corporate Governance Committee assists the Board in identifying and evaluating persons for nomination or re-nomination for Board service or to fill a vacancy on the Board. To identify qualified candidates for HEI Board membership, the Committee may consider persons who are serving on its subsidiary boards as well as persons suggested by Board members, management and shareholders or may retain a third-party search firm to help identify qualified candidates. The Committee's evaluation process does not vary based on whether a candidate is recommended by a shareholder, a Board member, a member of management or self-nomination.

   CORPORATE GOVERNANCE

Once a person is identified as a potential director candidate, the committee may review publicly available information to assess whether the candidate should be further considered. If so, a committee member or designated representative for the committee will contact the person. If the person is willing to be considered for nomination, the person is asked to provide additional information regarding his or her background, his or her specific skills, experience and qualifications for Board service, and any direct or indirect relationships with the Company. In addition, one or more interviews may be conducted with committee and Board members, and committee members may contact one or more references provided by the candidate or others who would have firsthand knowledge of the candidate's qualifications and attributes.

In evaluating the qualifications and attributes of each potential candidate (including incumbent directors) for nomination or re-nomination or appointment to fill a vacancy, the committee considers:

•
the candidate's qualifications, consisting of his/her knowledge (including relevant industry knowledge), understanding of the Company's businesses and the environment within which the Company operates, experience, skills, substantive areas of expertise, financial literacy, innovative thinking, business judgment, achievements and other factors required to be considered under applicable laws, rules or regulations;

•
the candidate's attributes, comprising independence, personal and professional integrity, character, reputation, ability to represent the interests of all shareholders, time availability in light of other commitments, dedication, absence of conflicts of interest, diversity, appreciation of multiple cultures, commitment to deal responsibly with social issues and other stakeholder concerns and other factors that the committee considers appropriate in the context of the needs of the Board;

•
familiarity with and respect for corporate governance requirements and practices;

•
with respect to incumbent directors, the self-evaluation of the individual director, his or her current qualifications and his or her contributions to the Board;

•
the current composition of the Board and its committees; and

•
intangible qualities of the candidate including the ability to ask difficult questions and, simultaneously, to work collegially with members of the Board, as well as to work effectively with management.

The Board considers the recommendations of the Nominating and Corporate Governance Committee and then makes the final decision whether to re-nominate incumbent directors and whether to approve and extend an invitation to a candidate to join the Board upon appointment or election, subject to any approvals required by law, rule or regulation.

Diversity in identifying nominees for the Board

In assisting the Board in identifying qualified director candidates, the Nominating and Corporate Governance Committee considers whether the candidate would contribute to the expertise, skills and professional experience, as well as to the diversity of the Board in terms of race, ethnicity, gender, age, geography and cultural background. The Board believes it functions most effectively with members who collectively possess a range of substantive expertise, skills and experience in areas that are relevant to leading HEI in accordance with the Board's fiduciary responsibilities. The Board also believes that having a board composed of members who can collectively contribute a range of perspectives, including perspectives that may arise from a person's gender or ethnicity, improves the quality of the Board's deliberations and decisions because it enables the Board to view issues from a variety of perspectives and, thus, more thoroughly and completely. As the Company's operations and strategic plans and the Board's composition may evolve over time, the Nominating and Corporate Governance Committee is charged with identifying and assessing the appropriate mix of knowledge areas, qualifications and personal attributes contributed by Board members that will bring the most strategic and decision-making advantage to HEI.

With operations almost exclusively in the State of Hawaii, it is advantageous that our Board be composed largely of members who live and work in the state and have knowledge of and experience with our customer base and the political and regulatory environment. As a result, the Board benefits from the racial and gender diversity that exists in this state. If the shareholders vote to elect the four director nominees proposed by the Board for election at the 2020 Annual Meeting, the resulting composition of the Board would be as follows: eight directors (or 80%) who are Caucasian, one

   CORPORATE GOVERNANCE

director (or 10%) who is Asian American and one director (or 10%) who is native Hawaiian, five (or 50%) of the ten directors would be female.

The Board also recognizes that, due to Hawaii's geographic isolation from the continental United States and the comparatively small number of publicly traded companies, banks and regulated utilities based in Hawaii, the Board also benefits from having among its members directors who have gained business experience at companies located in other states; those Board members contribute valuable information about experiences they have had working at or serving on the boards of other public companies and companies in similar industries, which also contributes to the breadth of perspectives on the Board.

Director resignation policies

Through its Corporate Governance Guidelines, the Board requires its members to submit a letter of resignation for consideration by the Board in certain circumstances. A director must tender his or her resignation in the event of a significant change in the director's principal employment and at the end of the term during which the director reaches age 75. In addition to the evaluation process discussed under "Corporate Governance — Selection of nominees for the Board," requiring a director to submit a letter of resignation in these two circumstances ensures that the Board examines whether a director's skills, expertise and attributes continue to provide value over time.

A director must also submit his or her resignation for consideration by the Board if the director is elected under the current plurality vote standard (described under "Voting Procedures") but does not receive the support of the majority of votes cast. In such an event, the Board will evaluate the reasons for the voting result and determine how best to address the shareholder concerns underlying that result. In some cases, the Board may decide that the best approach is to accept the director's resignation. In other cases, the Board may discover that a shareholder concern that was the cause of the vote outcome may more appropriately be addressed by taking other action. If Proposal 4 is approved by shareholders, the plurality vote standard will change to a majority voting standard in uncontested director elections, and our director resignation policy will remain in place for directors who fail to receive the support of a majority of the votes cast.

The Board's role in management succession planning

The Board, led by its Nominating and Corporate Governance Committee, is actively engaged in succession planning and talent development, with a focus on the CEO and senior management of HEI and its operating subsidiaries. The Board and the Nominating and Corporate Governance Committee consider talent development programs and succession candidates through the lens of Company strategy and anticipated future opportunities and challenges. At its meetings throughout the year, the Nominating and Corporate Governance Committee reviews progress of talent development and succession programs and discusses internal and external succession candidates, including their capabilities, accomplishments, goals and development plans. The full Board also reviews and discusses talent strategy and evaluations of potential succession candidates annually. In addition, potential leaders are given frequent exposure to the Board through formal presentations and informal events. These reviews, presentations and other interactions familiarize the Board with the Company's talent pool to enable the Board to select successors for the senior executive positions when appropriate.

Shareholder communication with the directors

Interested parties, including shareholders, desiring to communicate with the Board, any individual director or the independent directors as a group regarding matters pertaining to the business or operations of HEI may address their correspondence in care of the Corporate Secretary, Hawaiian Electric Industries, Inc., P.O. Box 730, Honolulu, HI 96808-0730. The HEI Corporate Secretary may review, sort and summarize all

   CORPORATE GOVERNANCE

such correspondence in order to facilitate communications to the Board. In addition, the HEI Corporate Secretary has the authority and discretion to handle any director communication that is an ordinary course of business matter, including routine questions, complaints, comments and related communications that can appropriately be handled by management. Directors may at any time request copies of all correspondence addressed to them. The charter of the HEI Audit & Risk Committee, which is available for review at www.hei.com/govdocs, sets forth procedures for submitting complaints or concerns regarding financial statement disclosures, accounting, internal accounting controls or auditing matters on a confidential, anonymous basis.

   BOARD OF DIRECTORS

BOARD OF DIRECTORS

Independent directors

Under HEI's Corporate Governance Guidelines, a majority of Board members must qualify as independent under the listing standards of the NYSE and any additional requirements as determined by the Board from time to time.

•
For a director to be considered independent under NYSE listing standards, the Board must determine that the director does not have any direct or indirect material relationship with HEI or its subsidiaries apart from his or her service as a director. The NYSE listing standards also specify circumstances under which a director may not be considered independent, such as when the director has been an employee of the Company within the last three fiscal years, if the director has had certain relationships with the Company's external or internal auditor within the last three fiscal years or when the Company has made or received payments for goods or services to entities with which the director or an immediate family member of the director has specified affiliations and the aggregate amount of such payments in any year within the last three fiscal years exceeds the greater of $1 million or 2% of such entity's consolidated gross revenues for the fiscal year.

•
The Board has also adopted Categorical Standards for Director Independence (HEI Categorical Standards), which are available for review on HEI's website at www.hei.com/govdocs. The HEI Categorical Standards specify circumstances under which a director may not be considered independent. In addition to the circumstances that would preclude independence under the NYSE listing standards, the HEI Categorical Standards provide that a director is not independent if HEI and its subsidiaries have made charitable contributions to a nonprofit organization for which the director serves as an executive officer and the aggregate amount of such contributions in any single fiscal year of the nonprofit organization within the last three fiscal years exceeds the greater of $1 million or 2% of such organization's consolidated gross revenues for the fiscal year.

The Nominating and Corporate Governance Committee and the Board considered the relationships described below in assessing the independence of Board members. Based on its consideration of such relationships and the recommendations of the Nominating and Corporate Governance Committee, the Board determined that all of the nonemployee directors of HEI (Messrs. Dahl, Fargo, Kane, Russell, Scilacci and Watanabe (who is retiring as of the 2020 Annual Meeting) and Mss. Connors, Fowler, Powell and Zlotnicka) are independent. The remaining director, Ms. Lau, is an employee director of HEI and, therefore, is not independent.

Relationships considered in determining director independence:

With respect to Mr. Kane and Mr. Watanabe, the Board considered amounts paid in the last three fiscal years to purchase electricity from HEI subsidiary Hawaiian Electric (the sole public utility providing electricity to the island of Oahu) by the entity employing Mr. Kane and where a family member of Mr. Watanabe is an executive officer. None of the amounts paid by the entities for electricity (excluding pass-through charges for fuel, purchased power and Hawaii state revenue taxes) exceeded the thresholds in the NYSE listing standards or HEI Categorical Standards that would automatically result in a director not being independent. Because Hawaiian Electric is the sole source of electric power on the island of Oahu the rates Hawaiian Electric charges for electricity are fixed by state regulatory authority and purchasers of electricity from these public utilities have neither a choice as to supplier nor the ability to negotiate rates or other terms, the Board determined that these relationships do not impair the independence of these directors.

With respect to Mr. Kane, the Board also considered charitable contributions in the last three fiscal years from HEI and its subsidiaries to the nonprofit organization where he serves as an executive officer. None of the contributions exceeded the threshold in the HEI Categorical Standards that would automatically result in Mr. Kane not being independent. In determining that these donations did not impair the independence of Mr. Kane, the Board also considered the fact that Company policy requires that charitable contributions from HEI or its subsidiaries to entities where an HEI director serves as an executive officer, and where the director has a direct or indirect material interest, and the aggregate amount donated by HEI and its subsidiaries to such organization would exceed $120,000 in any single fiscal year, be preapproved by the Nominating and Corporate Governance Committee.

   BOARD OF DIRECTORS

With respect to Messrs. Fargo, Kane and Watanabe, the Board considered other director or officer positions held by those directors at entities for which an HEI executive officer serves as a director or trustee and determined that none of these relationships affected the independence of these directors. None of these relationships resulted in a compensation committee interlock or would automatically preclude independence under the NYSE listing standards or HEI Categorical Standards.

Board meetings in 2019

In 2019, there were seven regular meetings and one special meeting of the Board. All directors who served on the Board in 2019 attended at least 75% of the combined total number of meetings of the Board and Board committees on which they served during the year.

Executive sessions of the Board

The nonemployee directors meet regularly in executive sessions without management present. In 2019, these sessions were chaired by Mr. Watanabe, who served as the Chairperson of the Board and an independent nonemployee director. The Chairperson may request from time to time that another independent director chair the executive sessions.

Board attendance at annual meetings

All of HEI's incumbent directors who served on the Board in 2019 attended the 2019 Annual Meeting of Shareholders. HEI encourages all directors to attend each year's Annual Meeting.

Board evaluations

The Board conducts annual evaluations to determine whether it and its committees are functioning effectively. As part of the evaluation process, each member of the Audit & Risk, Compensation and Nominating and Corporate Governance Committees annually evaluates the performance of each committee on which he or she serves.

Each director up for reelection also evaluates his or her own performance. The nonemployee directors also periodically complete peer evaluations of the other nonemployee directors. The evaluation process is overseen by the Nominating and Corporate Governance Committee, in consultation with the Chairperson.

   COMMITTEES OF THE BOARD

COMMITTEES OF THE BOARD

Board committee composition and meetings

The Board has four standing committees: Audit & Risk, Compensation, Executive and Nominating and Corporate Governance. Members of these committees are appointed annually by the Board, taking into consideration the recommendations of the Nominating and Corporate Governance Committee. The table below shows the current members of each such committee and the number of meetings each committee held in 2019.

Name	Audit & Risk	Compensation	Executive	Nominating and Corporate Governance

Celeste A. Connors
Richard J. Dahl
Thomas B. Fargo
Peggy Y. Fowler
Micah A. Kane
Constance H. Lau[1]
Mary G. Powell
Keith P. Russell
William James Scilacci, Jr.
Jeffrey N. Watanabe[2]
Eva T. Zlotnicka

Number of meetings in 2019	6	4	—	10

1
Ms. Lau is an employee director. All other directors have been determined to be independent. See "Board of Directors — Independent Directors" above.

2
Admiral Fargo will succeed Mr. Watanabe as Chairperson of the Executive Committee as of May 5, 2020.

Functions of the Board's standing committees

The primary functions of HEI's standing committees are described below. Each committee operates and acts under written charters adopted and approved by the Board and available for review on HEI's website at www.hei.com/govdocs. Each of the Audit & Risk, Compensation and Nominating and Corporate Governance Committees may form subcommittees of its members and delegate authority to its subcommittees.

Audit & Risk Committee

Effective February 11, 2020, the Audit Committee changed its name to the Audit & Risk Committee. The Audit & Risk Committee is responsible for overseeing (i) HEI's financial reporting processes and internal controls; (ii) the performance of HEI's internal auditor; (iii) risk assessment and risk management policies set by management; and (iv) the Corporate Code of Conduct compliance program for HEI and its subsidiaries. In addition, this committee is directly responsible for the appointment, compensation and oversight of the independent registered public accounting firm that audits HEI's consolidated financial statements. The Audit & Risk Committee operates and acts under a written charter, which was adopted and approved by the Board and is available for review at www.hei.com/govdocs. The Audit & Risk Committee also maintains procedures for receiving and reviewing confidential reports of potential accounting and auditing concerns. See "Audit & Risk Committee Report" below for additional information about the Audit & Risk Committee.

All Audit & Risk Committee members are independent and qualified to serve on the committee pursuant to NYSE and SEC requirements and the Audit & Risk Committee meets the other applicable requirements of the Securities Exchange Act of 1934, as amended (Exchange Act).

   COMMITTEES OF THE BOARD

Compensation Committee

The responsibilities of the Compensation Committee include: (i) overseeing the compensation plans and programs for employees, executives and nonemployee directors of HEI and its subsidiaries, including equity and incentive plans; (ii) reviewing the extent to which risks that may arise from the Company's compensation policies and practices, if any, may have a material adverse effect on the Company and recommending changes to address any such risks; (iii) evaluating the compliance of ASB's incentive compensation practices under the principles for sound incentive compensation plans for banking organizations; and (iv) assessing the independence of any compensation consultant involved in determining or recommending director or executive compensation. See "Compensation Discussion and Analysis — How We Make Compensation Decisions" and "Compensation Committee Interlocks and Insider Participation" below for additional information about the Compensation Committee.

The Compensation Committee operates and acts under a written charter, which was adopted and approved by the Board and is available for review at www.hei.com/govdocs. All Compensation Committee members are independent and qualified to serve on this committee pursuant to NYSE requirements and also qualify as "nonemployee directors" as defined in Rule 16b-3 promulgated under the Exchange Act. An independent member of the board of directors of each of Hawaiian Electric and ASB attends meetings of the Compensation Committee as a nonvoting representative of such director's subsidiary board.

Executive Committee

The Executive Committee may exercise the power and authority of the Board when it appears to its members that action is necessary and a meeting of the full Board is impractical. It may also consider other matters concerning HEI that may arise from time to time between Board meetings. The Executive Committee is currently composed of the Chairperson of the Board, who chairs the Executive Committee, the Audit & Risk Committee Chair, the Nominating and Corporate Governance Committee Chair, the Compensation Committee Chair, ASB Risk Committee Chair and the HEI President and CEO. The Executive Committee operates and acts under a written charter, which was adopted and approved by the Board and is available for review at www.hei.com/govdocs.

Nominating and Corporate Governance Committee

The functions of the Nominating and Corporate Governance Committee include: (i) evaluating the background and qualifications of potential nominees for the Board and for the boards of HEI's subsidiaries; (ii) recommending to the Board the director nominees to be submitted to shareholders for election at the next Annual Meeting; (iii) assessing the independence of directors and nominees; (iv) recommending the slate of executive officers to be appointed by the Board and subsidiary boards; (v) advising the Board with respect to matters of Board and committee composition and procedures; (vi) overseeing the annual evaluation of the Board, its committees and director nominees; (vii) overseeing talent development and succession planning for senior executive positions; and (viii) making recommendations to the Board and the boards of HEI's subsidiaries regarding corporate governance and board succession planning matters. The Nominating and Corporate Governance Committee operates and acts under a written charter, which was adopted and approved by the Board and is available for review at www.hei.com/govdocs. See "Corporate Governance" above for additional information regarding the activities of the Nominating and Corporate Governance Committee.

   DIRECTOR COMPENSATION

DIRECTOR COMPENSATION

How director compensation is determined

The Board believes that a competitive compensation package is necessary to attract and retain individuals with the experience, skills and qualifications needed to serve as a director of a publicly traded company with a unique blend of highly regulated industries. Nonemployee director compensation is composed of a mix of cash and HEI Common Stock to align the interests of directors with those of HEI shareholders. Only nonemployee directors are compensated for their service as directors. Ms. Lau, the only employee director of HEI, does not receive separate or additional compensation for serving as a director. Although Ms. Lau is a member of the HEI Board, neither she nor any other executive officer participates in the determination of nonemployee director compensation.

The Compensation Committee reviews nonemployee director compensation at least once every three years and recommends changes to the Board. In 2018, the HEI Compensation Committee asked its independent compensation consultant, Frederic W. Cook & Co., Inc. (FW Cook), to conduct an evaluation of HEI's nonemployee director compensation practices. FW Cook assessed the structure of HEI's nonemployee director compensation program and its value compared to competitive market practices of utility peer companies, similar to the assessments used in its executive compensation review. The 2018 analysis took into consideration the duties and scope of responsibilities of directors. The HEI Compensation Committee reviewed the analysis in determining its recommendations concerning the appropriate nonemployee director compensation, including cash retainers, stock awards and meeting fees for HEI directors.

The Compensation Committee recommended that the Board approve the compensation program reflected in the FW Cook analysis and, at its October 31, 2018 meeting, the Board approved an increase in the annual cash retainer for the chairpersons of HEI's Audit & Risk Committee, Compensation Committee and Nominating and Corporate Governance Committee to $20,000 and an increase in the annual cash retainer for the members of those committees to $10,000 in recognition of the increased workload of such committees. These increases were effective January 1, 2019.

Components of director compensation

Cash retainer. HEI nonemployee directors received the cash amounts shown below as retainer for their 2019 HEI Board service and for their 2019 service on HEI and subsidiary board committees. No separate fees are paid to HEI directors for service on subsidiary company boards, except to the extent that they serve on any committee of a subsidiary board. Cash retainers were paid in quarterly installments.

Position*	2019 Annual Retainer

HEI Nonexecutive Chairperson of the Board	$250,000
HEI Director	75,000
HEI Audit & Risk Committee Chair	20,000
HEI Compensation Committee Chair	20,000
HEI Nominating and Corporate Governance Committee Chair	20,000
HEI Audit & Risk Committee Member	10,000
HEI Compensation Committee Member	10,000
HEI Nominating and Corporate Governance Committee Member	10,000
Hawaiian Electric Audit & Risk Committee Chair	15,000
Hawaiian Electric Audit & Risk Committee Member	7,500
ASB Audit Committee Chair	15,000
ASB Audit Committee Member	7,500
ASB Risk Committee Chair	20,000
ASB Risk Committee Member	10,000

*
No additional retainer is paid for service on the HEI Executive Committee.

   DIRECTOR COMPENSATION

Extra meeting fees. Nonemployee directors are also entitled to meeting fees for each board or committee meeting attended (as member or chair) after the number of meetings specified below.

HEI Board	$1,500 per meeting after 8 meetings
HEI Audit & Risk Committee	$1,500 per meeting after 10 meetings
HEI Compensation Committee	$1,500 per meeting after 6 meetings
HEI Nominating and Corporate Governance Committee	$1,500 per meeting after 6 meetings
Hawaiian Electric Audit & Risk Committee	$1,000 per meeting after 6 meetings
ASB Audit Committee	$1,000 per meeting after 10 meetings
ASB Risk Committee	$1,000 per meeting after 6 meetings

Stock awards. On June 28, 2019, each HEI nonemployee director received shares of HEI Common Stock with a value equal to $100,000 as an annual grant under HEI's 2011 Nonemployee Director Stock Plan (2011 Director Plan), which was approved by HEI shareholders on May 10, 2011 for the purpose of further aligning directors' and shareholders' interests, amended on May 7, 2019 to extend the term and increase the number of shares available for issuance, further amended and restated effective October 31, 2019. The number of shares issued to each HEI nonemployee director was determined based on the closing sales price of HEI Common Stock on the NYSE on June 28, 2019. Stock grants to nonemployee directors under the 2011 Director Plan are made annually on the last business day in June and vest immediately. HEI considers the 2011 Director Plan an important vehicle for the appropriate compensation of its nonemployee directors.

Maximum Compensation. At its October 29, 2018 meeting, the Compensation Committee recommended, and the Board approved, a maximum annual compensation limit of $600,000 for any nonemployee director, to include the aggregate grant date fair value of all awards granted to any nonemployee director during any single calendar year plus the aggregate amount of all cash earned and paid or payable to such director for services rendered for the same year.

Retirement benefit. HEI's Nonemployee Director Retirement Plan, which provides retirement benefits to nonemployee directors, was terminated in 1996. Directors who were retired from their primary occupation at that time remained eligible to receive benefits under the plan based on years of service as a director at the time of the plan's termination. All benefits payable under the plan cease upon the death of the nonemployee director.

Deferred compensation. Nonemployee directors may participate in the HEI Deferred Compensation Plan implemented in 2011 (2011 Deferred Compensation Plan) and described under "Compensation Discussion and Analysis — Benefits — Deferred Compensation Plans" below. Under the plan, deferred amounts are credited with gains/losses of deemed investments chosen by the participant from a list of publicly traded mutual funds and other investment offerings. Earnings are not above-market or preferential. Participants may elect the timing upon which distributions are to begin following separation from service (including retirement) and may choose to receive such distributions in a lump sum or in installments over a period of up to 15 years. Lump sum benefits are payable in the event of disability or death. Mr. Taketa participated in this plan in 2019, but no other nonemployee director did so. Nonemployee directors are also eligible to participate in the prior HEI Nonemployee Directors' Deferred Compensation Plan, as amended January 1, 2009, although no nonemployee director deferred compensation under such plan in 2019.

Health benefits. Nonemployee directors may participate, at their election and at their cost, in the group employee medical, vision and dental plans generally made available to HEI, Hawaiian Electric or ASB employees. No nonemployee director participated in such plans in 2019.

   DIRECTOR COMPENSATION

2019 DIRECTOR COMPENSATION TABLE

The table below shows the compensation paid to HEI nonemployee directors for 2019.

Name*	Fees Earned or Paid in Cash ($)[1]	Stock Awards ($)[2]	Changes in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Celeste A. Connors	48,832	100,000	—	—	148,832
Richard J. Dahl	94,128	100,000	—	—	194,128
Thomas B. Fargo	111,000	100,000	—	—	211,000
Peggy Y. Fowler	109,726	100,000	—	—	209,726
Micah A. Kane[3]	39,722	76,561	—	—	116,283
Mary G. Powell	48,832	100,000	—	—	148,832
Keith P. Russell	112,500	100,000	—	—	212,500
William J. Scilacci, Jr.	57,870	100,000	—	—	157,870
James K. Scott	49,660	100,000	—	—	149,660
Kelvin H. Taketa[4]	30,828	—	—	—	30,828
Barry K. Taniguchi	76,484	100,000	—	—	176,484
Jeffrey N. Watanabe, Chairperson[5]	331,978	100,000	—	—	431,978

1
Represents cash retainers for board and committee service (as detailed below).

2
For all HEI nonemployee directors, this amount represents an HEI stock award in the value of $100,000, as described above under "Stock awards".

3
Mr. Kane was appointed to the HEI Board effective August 1, 2019 and his stock award was pro-rated.

4
In 2019, Mr. Taketa elected to defer $24,662 of his fees under the 2011 Deferred Compensation Plan. Mr. Taketa did not have above-market or preferential earnings on nonqualified deferred compensation in 2019. Mr. Taketa did not stand for election at the 2019 Annual meeting and therefore his term ended on May 7, 2019.

5
Mr. Watanabe's fees were for service as director and Chairperson of the HEI Board and as a member of the Compensation Committee. He also served on the HEI Executive Committee and the ASB Board and Executive Committee from January 1 — May 6, 2019, as well as the Hawaiian Electric Board and ASB Risk Committee from January 1 — May 6, 2019. Mr. Watanabe's HEI Chairperson responsibilities are described above under "Corporate Governance — The Board's leadership structure."

The table below shows the detail of cash retainers paid to HEI nonemployee directors for Board and committee service (including subsidiary committee service) in 2019.

Name*	HEI Board Retainer ($)	HEI Committee Retainer ($)	HEI Chairman Retainer ($)	HEI Extra Meeting Fees[1] ($)	HECO Audit & Risk Committee Retainer ($)	HECO Extra Meeting Fees ($)	ASB Audit Committee Retainer ($)	ASB Risk Committee Retainer ($)	Total ($)

Celeste A. Connors	48,832	—	—	—	—	—	—	—	48,832
Richard J. Dahl	75,000	16,511	—	—	2,617	—	—	—	94,128
Thomas B. Fargo	75,000	30,000	—	6,000	—	—	—	—	111,000
Peggy Y. Fowler	75,000	28,726	—	6,000	—	—	—	—	109,726
Micah A. Kane[2]	31,182	4,158	—	—	4382	—	—	—	39,722
Mary G. Powell	48,832	—	—	—	—	—	—	—	48,832
Keith P. Russell	75,000	10,000	—	—	—	—	7,500	20,000	112,500
William J. Scilacci, Jr.	48,832	9,038	—	—	—	—	—	—	57,870
James K. Scott	43,818	5,842	—	—	—	—	—	—	49,660
Kelvin H. Taketa	26,168	4,660	—	—	—	—	—	—	30,828
Barry K. Taniguchi	56,250	15,000	—	—	—	—	5,234	—	76,484
Jeffrey N. Watanabe, HEI Chairperson	75,000	3,489	250,000	—	—	—	—	3,489	331,978

1
Represents extra meeting fees earned for attending Board and committee meetings in excess of the number of meetings specified in "Director Compensation — Components of director compensation — Extra meeting fees."

2
Mr. Kane was a director of Hawaiian Electric, a subsidiary of HEI, for part of 2019 and received $26,291 as Hawaiian Electric Board Retainer.

   DIRECTOR COMPENSATION

Director stock ownership and retention

HEI directors are required to own and retain HEI Common Stock throughout their service with the Company. Each director has until his or her compliance date (January 1 of the year following the fifth anniversary of the later of (i) amendment to his or her required level of stock ownership or (ii) first becoming subject to the requirements) to reach the following ownership levels: Chairperson of the Board — 2x annual cash retainer; other HEI directors — 5x annual cash retainer. As of January 1, 2019, each director who had reached his or her compliance date had achieved his or her stock ownership target.

Until reaching the applicable stock ownership target, directors must retain all shares received under their annual stock retainer. The Compensation Committee has the authority to approve hardship exceptions to these retention requirements.

   PROPOSAL NO. 2: ADVISORY VOTE TO APPROVE HEI'S EXECUTIVE COMPENSATION

PROPOSAL NO. 2: ADVISORY VOTE TO APPROVE THE COMPENSATION OF HEI'S NAMED EXECUTIVE OFFICERS

We are asking for your advisory vote on the compensation of our named executive officers as described in this Proxy Statement. This proposal, which we present to our shareholders on an annual basis and commonly known as a "say-on-pay" proposal, gives shareholders the opportunity to express their views on the overall compensation of our named executive officers and the policies and practices described in this Proxy Statement.

The Compensation Committee and Board believe that HEI's executive compensation is effective in achieving our goals of promoting long-term value for shareholders and attracting, motivating and retaining the talent necessary to create such value. Accordingly, the Board recommends that you vote FOR the following resolution:

  Resolved, that the shareholders approve, in an advisory vote, the compensation of HEI's named executive officers as disclosed in the Compensation Discussion and Analysis and Executive Compensation Tables sections of the Proxy Statement for the 2020 Annual Meeting of Shareholders.

Please read the Compensation Discussion and Analysis and Executive Compensation Tables portions of this Proxy Statement. These sections describe the Company's executive compensation policies and practices and the compensation of our named executive officers.

While the say-on-pay vote is advisory and is, therefore, nonbinding, the Compensation Committee and Board consider the vote results when making future decisions regarding HEI's executive compensation.

✓ FOR

The Board recommends that you vote FOR the advisory resolution approving the compensation of HEI's Named Executive Officers as disclosed in this Proxy Statement.

   COMPENSATION DISCUSSION AND ANALYSIS

COMPENSATION DISCUSSION AND ANALYSIS

This section describes our executive compensation program and the compensation decisions made for our 2019 named executive officers. For 2019, we have four named executive officers, our Chief Executive Officer, our Chief Financial Officer, and our two other executive officers during 2019, the chief executives at each of Hawaiian Electric (our electric utility subsidiary) and ASB (our bank subsidiary):

Name	Title	Entity

Constance H. Lau	HEI President & CEO	Holding company
Gregory C. Hazelton	HEI Executive Vice President and Chief Financial Officer	Holding company
Alan M. Oshima*	Hawaiian Electric President & CEO	Electric utility subsidiary
Richard F. Wacker	ASB President & CEO	Bank subsidiary

*
Mr. Oshima completed the transition from President and CEO to Senior Executive Advisor effective February 15, 2020. For more information regarding this transition please see the applicable Forms 8-K filed with the SEC on December 10, 2019 and February 13, 2020.

For more information regarding HEI's executive officers see the paragraph entitled "Information About Our Executive Officers (HEI)" in Part I of HEI's annual report on Form 10-K for the fiscal year ending December 31, 2019.

2019 Executive summary

Our guiding principles shape our program design and pay decisions

In designing HEI's executive compensation program and making pay decisions, the Compensation Committee follows these guiding principles:

•
Pay should reflect Company performance, particularly over the long-term;

•
Compensation programs should align executives' interests with those of our shareholders and other stakeholders;

•
Programs should be designed to attract, motivate and retain talented executives who can drive the Company's success; and

•
The cost of programs should be reasonable while maintaining their purpose and benefit.

Key design features

•
Straightforward design. The compensation program for our named executive officers comprises four primary elements — base salary, performance-based annual incentives, performance-based long-term incentives earned over three years, and time-based restricted stock units (RSUs) that vest in equal annual installments over four years.

•
Emphasis on performance-based pay. Through the target compensation mix, we emphasize performance-based pay over fixed pay, with the majority of the target compensation opportunity for three of our four named executive officers, and approximately half of the target compensation opportunity for the remaining named executive officer, linked to the Company's financial, market and operating results.

•
Balance between short- and long-term components. The compensation program also balances the importance of achieving long-term strategic priorities and critical short-term goals that support long-term objectives.

   COMPENSATION DISCUSSION AND ANALYSIS

Our compensation practices demonstrate our commitment to sound governance

The tables below summarize our current executive compensation practices — both what we do (to drive performance and manage risk) and what we don't do:

What We Do

✓	Link pay to performance
✓	Utilize rigorous performance conditions that encourage long-term value creation
✓	Balance short- and long-term compensation to promote sustained performance over time
✓	Grant majority of long-term incentives in the form of performance-based awards
✓	Use the competitive median as a reference point in setting compensation levels
✓	Review tally sheets when making compensation decisions
✓	Mitigate undue risk in compensation programs
✓	Utilize "double-trigger" change-in-control agreements
✓	Maintain a clawback policy for performance-based compensation
✓	Require stock ownership and retention by named executive officers; CEO must own five times her base salary
✓	Prohibit pledging of Company stock and transactions designed to hedge the risk of stock ownership
✓	Utilize an independent compensation consultant to advise the Compensation Committee

What We Don't Do

No employment contracts
No tax gross ups, except under the Executive Death Benefit Plan frozen in 2009
No compensation programs that are reasonably likely to create material risk to the Company
No significant perquisites
No dividends or dividend equivalents on unearned performance shares

2019 say-on-pay results, shareholder outreach and 2020 program

At our 2019 Annual Meeting of Shareholders, approximately 90% of votes cast approved our executive compensation program through the advisory say-on-pay vote. While we received strong shareholder support for our executive compensation program, the Compensation Committee determined that the compensation program should be revised starting in 2020 to further strengthen the alignment between HEI and utility executive compensation and achievement of Hawaii's ambitious renewable energy goals. As a result, for the long-term incentive plan period from 2020-22, twenty percent of HEI and Hawaiian Electric executives' performance-based pay opportunity is based on achievement of the following:

	Minimum	Target	Maximum

Hawaii renewable portfolio standards (RPS)	32% RPS	40% RPS	50% RPS

The State of Hawaii RPS law requires Hawaiian Electric to achieve 40% RPS by 2030. By incentivizing executives to achieve 40%-50% RPS by 2022, this compensation metric incentivizes executives to continue their hard work to achieve higher levels of RPS ahead of state requirements.

   COMPENSATION DISCUSSION AND ANALYSIS

How we make compensation decisions

Our roles in determining compensation are well-defined

Role of the Compensation Committee

The Compensation Committee oversees the design and implementation of our executive compensation program. On an annual basis, the Compensation Committee engages in a rigorous process to arrive at compensation decisions regarding the named executive officers. In the course of this process, the Compensation Committee:

•
Engages in extensive deliberations in meetings held over several months

•
Consults with its independent compensation consultant during and outside of meetings

•
Focuses on the Company's long-term strategy and nearer-term goals to effect such strategy in setting performance metrics and goals

•
Reviews tally sheets for each named executive officer to understand how the elements of compensation relate to each other and to the compensation package as a whole (the tally sheets include fixed and variable performance-based compensation, minimal perquisites and change in pension value for current and past periods)

•
Examines data and analysis prepared by its independent compensation consultant concerning peer group selection, comparative compensation data and evolving best practices

•
Reviews Company performance and discusses assessments of the individual performance of senior members of management

•
Analyzes the reasonableness of incentive payouts in light of the long-term benefits to shareholders

•
Considers trends in compensation to determine whether incentive programs are working effectively

•
Reviews risk assessments to determine whether compensation programs and practices carry undue risk

Early each year, the Compensation Committee determines compensation earned under incentive plans with respect to performance periods ending in the prior year, establishes performance metrics and goals for incentive plans beginning in the current year and recommends to the Board and subsidiary boards the level of compensation and mix of pay elements for each named executive officer.

Role of the independent directors as a whole

The independent directors evaluate the CEO's performance, consider Compensation Committee recommendations concerning her pay and determine her compensation. The Board and subsidiary boards also review the performance of, and Compensation Committee recommendations concerning, the other named executive officers and approve their compensation.

Role of executive officers

The CEO, who is also an HEI director, assesses and reports on the performance of the other named executive officers and makes recommendations to the Compensation Committee with respect to their levels of compensation and mix of pay elements. She also participates in Board deliberations regarding the Compensation Committee's recommendations on the other named executive officers. She does not participate in the deliberations of the Compensation Committee to recommend, or of the Board to determine, her own compensation.

Management supports the Compensation Committee in executing its responsibilities by providing data and other materials for Compensation Committee meetings (including tally sheets and recommendations regarding performance metrics, goals and pay mix); by attending portions of Compensation Committee meetings as appropriate to provide perspective and expertise relevant to agenda items; and by supplying such other data and information as may be requested by the Compensation Committee and/or its independent compensation consultant.

   COMPENSATION DISCUSSION AND ANALYSIS

Compensation consultant & consultant independence

The Compensation Committee's independent compensation consultant, Frederic W. Cook & Co., Inc. (FW Cook), is retained by, and reports directly to, the Compensation Committee. FW Cook provides the Compensation Committee with independent expertise on market practices and developments in executive compensation, compensation program design, peer group composition and competitive pay levels, and provides related research, data and analyses. FW Cook also advises the Compensation Committee regarding analyses and proposals presented by management related to executive compensation. A representative of FW Cook generally attends Compensation Committee meetings, participates in Compensation Committee executive sessions and communicates directly with the Compensation Committee.

In early 2019, as in prior years, the Compensation Committee evaluated FW Cook's independence, taking into account all factors it considered relevant, including the factors specified in the NYSE listing standards and the absence of other relationships between FW Cook and the Company, its directors or executive officers. Based on such factors and FW Cook's independence policy, which was shared with the Compensation Committee, the Compensation Committee concluded that FW Cook is independent and that the work of FW Cook has not raised any conflict of interest.

We use comparative market data as a reference point for compensation

Compensation benchmarking

The Compensation Committee considers market data from peer group companies as a reference point in determining the named executive officers' pay components and target compensation opportunity (composed of base salary, performance-based annual incentive, performance-based long-term incentive and time-vested RSUs). The Compensation Committee may decide that an executive's compensation opportunity should be higher or lower in relation to peers based on considerations including internal equity, the executive's level of responsibility, experience, expertise and past performance, as well as retention and succession objectives.

Information from public company proxy statements for peer group companies was used to provide comparative market data in setting 2019 compensation for all named executive officers. Data from the Willis Towers Watson Energy Services Survey was also used in establishing 2019 compensation. The data was regressed based on HEI's and Hawaiian Electric's revenues for appropriate size comparisons.

Peer Groups

Compensation peers

The Compensation Committee annually reviews the peer groups used in benchmarking for HEI and subsidiary executive compensation, with analysis and recommendations provided by FW Cook. For 2019 compensation, the Compensation Committee determined, with input from FW Cook, that the companies in our 2018 compensation peer groups remained appropriate and that no changes were necessary for 2019. The selection criteria and resulting 2019 peer groups are set forth below.

   COMPENSATION DISCUSSION AND ANALYSIS

	HEI 2019 Peer Group (applies to Ms. Lau and Mr. Hazelton)	Utility Subsidiary 2019 Peer Group (applies to Mr. Oshima)	Bank Subsidiary 2019 Peer Group (applies to Mr. Wacker)

Selection Criteria	• Publicly traded, US-based electric and multi-utility companies • Revenue balanced in a range of approximately 0.5x to 2x HEI's revenue • Market cap and location as secondary considerations	• Electric and multi-utility companies from HEI's peer group • Revenue balanced in a range of approximately 0.5x to 2x Hawaiian Electric's revenue • Market cap and location as secondary considerations

•

Regional banks and thrifts

•

Revenue balanced in a range of approximately 0.75x to 2x ASB's revenue

•

Total assets balanced in a range of approximately 0.5x to 2x ASB's total assets

•

Secondary consideration of 2 of 3 of the following:

•

proportion of loan portfolio composed of over 30% single family and less than 85% residential

•

located on the west coast or Hawaii

•

ratio of noninterest income to operating revenue from 10%-40%

Peer Group for 2019 Compensation	ALLETTE, Inc.
Alliant Energy Corp.
Avista Corp.
Black Hills Corp.
IDACORP, Inc.
MDU Resources Group Inc.
NiSource Inc.
Northwestern Corp
OGE Energy Corp.
Pinnacle West Capital Corp.
PNM Resources Inc.
Portland General Electric
SCANA Corp.
Vectren Corp.	ALLETTE, Inc.
Alliant Energy Corp.
Avista Corp.
Black Hills Corp.
IDACORP, Inc.
MDU Resources Group Inc.
NiSource Inc.
Northwestern Corp.
OGE Energy Corp.
Pinnacle West Capital Corp.
PNM Resources Inc.
Portland General Electric
SCANA Corp.
Vectren Corp.	Ameris Bancorp
Berkshire Hills Bancorp
Central Pacific Financial
Community Bank System
CVB Financial
First Busey
First Financial Bank
HomeStreet
Independent Bank
Opus Bank
Park National
Republic Bancorp
Renasant Corp
Sandy Spring Bancorp
Seacoast Banking
South State
Tompkins Financial
TriCo Bancshares
United Financial
Westamerica Bancorp

Performance peers

In addition to the peer companies used for benchmarking executive compensation, certain of the performance metrics used in the long-term incentive plans (described below under "What we pay and why: Compensation elements and 2019 pay decisions — Long-term performance-based incentive") are based on performance relative to performance peers. HEI's Relative TSR performance is based on HEI's performance compared to the utilities in the Edison Electric Institute (EEI) Index.

2019 Edison Electric Institute (EEI) Index Peers for HEI Long-Term Incentive Plan Relative TSR Metric

The EEI is an association of U.S. shareholder-owned electric companies that are representative of comparable investment alternatives to HEI. The EEI's members serve virtually all of the ultimate customers in the shareholder-owned segment of the industry. The following companies comprise the 2019 EEI Index used for HEI's Relative TSR metric:

ALLETTE, Inc. Alliant Energy Corp. Ameren Corp. American Electric Power Co. Avangrid Avista Corp. Black Hills Corp. Centerpoint Energy Inc. CMS Energy Corp. Consolidated Edison Inc.	Dominion Energy Inc. DTE Energy Co. Duke Energy Corp. Edison International El Paso Electric Co. Entergy Corp. Evergy, Inc. Eversource Energy Exelon Corp. FirstEnergy Corp.	IDACORP Inc. MDU Resources Group Inc. MGE Energy Inc. NextEra Energy Inc. NiSource Inc. Northwestern Corp. OGE Energy Corp. Otter Tail Corp. PG&E Corp. Pinnacle West Capital Corp.	PNM Resources Inc. Portland General Electric PPL Corp. Public Service Enterprise Group Inc. Sempra Energy Southern Co. Unitil Corp. WEC Energy Group Inc. Xcel Energy Inc.

   COMPENSATION DISCUSSION AND ANALYSIS

What we pay and why: Compensation elements and 2019 pay decisions

Each element of compensation supports important objectives

The total compensation program for named executive officers is made up of the five standard components summarized below. Each component fulfills important objectives that reflect our focus on pay for performance, competitive programs to attract and retain talented executives and aligning executive decisions with the interests of the Company and our shareholders. These elements are described in further detail in the pages that follow.

Compensation Element	Summary	Objectives

Base Salary	Fixed level of cash compensation set in reference to peer group median (may vary based on performance, experience, responsibilities, expertise and other factors).	Attract and retain talented executives by providing competitive fixed cash compensation.
Annual Performance-Based Incentives	Variable cash award based on achievement of pre-set performance goals for the year. Award opportunity is determined as a percentage of base salary. Performance below threshold levels yields no incentive payment.	Drive achievement of key business results linked to short-term and long-term strategy and reward executives for their contributions to such results. Balance compensation cost and return by paying awards based on performance.
Long-Term Performance- Based Incentives	Variable equity award based on meeting pre-set performance objectives over a 3-year period. Award opportunity is determined as a percentage of base salary. Performance below threshold levels yields no incentive payment.	Motivate executives and align their interests with those of shareholders by promoting long-term value growth and by paying awards in the form of equity. Balance compensation cost and return by paying awards based on performance.
Annual RSU Grant	Annual equity grants in the form of RSUs that vest in equal installments over 4 years. Amount of grant is determined as a percentage of base salary.	Promote alignment of executive and shareholder interests by ensuring executives have significant ownership of HEI stock. Retain talented leaders through multi-year vesting.
Benefits	Includes defined benefit pension plans and retirement savings plan (for HEI/utility employees) and defined contribution plan (for bank employees); deferred compensation plans; double-trigger change-in-control agreements; minimal perquisites; and an executive death benefit plan (frozen since 2009).	Enhance total compensation with meaningful and competitive benefits that promote retention, and peace of mind and contribute to financial security. Double-trigger change-in-control agreements encourage focused attention of executives during major corporate transitions.

Changes to elements in 2019

On an annual basis, the Compensation Committee reviews and recommends each named executive officer's target compensation opportunity, which is composed of: base salary, target annual cash and target long-term equity opportunities. Target annual cash and long-term equity opportunities are established as a percentage of base salary. The Compensation Committee made the changes to compensation for 2019 shown in the table below.

	Base Salary[1] ($)		Performance-based Annual Incentive (Target Opportunity[2] as % of Base Salary)		Performance-based Long-term Incentive (Target Opportunity[2] as % of Base Salary)		RSUs (Value as % of Base Salary)

Name	2018	2019	2018	2019	2018-20	2019-21	2018	2019

Constance H. Lau	921,800	926,300	100	same	160	175	75	same
Gregory C. Hazelton	512,500	527,917	60	same	80	same	50	same
Alan M. Oshima	686,750	707,350	75	same	95	same	65	same
Richard F. Wacker	679,800	700,200	80	same	80	same	20	same

1.
For all named executive officers other than Mr. Wacker, base salary increases for 2018 became effective as of March 1, 2018 and base salary increases for 2019 became effective as of March 1, 2019. Accordingly, unless otherwise indicated, amounts referenced as 2018 and 2019 base salary are prorated amounts to include two months of 2017 and 2018 base salary, respectively, and ten months of 2018 and 2019 base salary, respectively.

2.
The threshold and maximum opportunities are 0.5 times target and 2 times target, respectively.

   COMPENSATION DISCUSSION AND ANALYSIS

Base salary

Base salaries for our named executive officers are reviewed and determined annually. In establishing base salaries for the year, the Compensation Committee considers competitive market data, internal equity and each executive's level of responsibility, experience, expertise and performance as well as retention and succession considerations. The Compensation Committee considers the competitive median as a reference point in setting base salaries, but may determine that the foregoing factors justify a higher or lower salary.

For 2019, in order to recognize their performance and maintain the market competitiveness of their pay, Messrs. Hazelton, Oshima and Wacker received a base salary increase of 3.0%. The Compensation Committee decided not to increase Ms. Lau's base salary in 2019, choosing instead to increase her long-term performance-based opportunity for the 2019-2021 LTIP. The resulting 2019 base salaries are shown in the table above.

Annual incentive

HEI named executive officers and other executives are eligible to earn an annual cash incentive award under HEI's Executive Incentive Compensation Plan (EICP) based on the achievement of performance goals for the year. Each year, the Compensation Committee determines the target annual incentive opportunity, performance metrics and the applicable goals for each executive.

2019 target annual incentive opportunity

The target annual incentive opportunity is determined as a percentage of base salary, with the threshold and maximum opportunities equal to 0.5 times and 2 times target, respectively. In establishing the target percentage for each executive, the Compensation Committee takes into account the mix of pay elements, competitive market data, internal equity, prior performance and other factors described above under "Base salary."

The 2019 target annual incentive opportunities for the named executive officers are shown in the table above. For 2019, the Compensation Committee recommended, and the Board approved, keeping the 2019 target opportunity (as a percentage of base salary) the same as the 2018 target opportunity for each of our named executive officers.

2019 performance metrics, goals, results & payouts

The performance metrics for annual incentives are chosen because they directly align with the Company's strategic priorities and correlate with creating shareholder value. The 2019 performance metrics for Ms. Lau and Mr. Hazelton related to the holding company and its subsidiaries, while the metrics for Mr. Oshima related to the utility and the metrics for Mr. Wacker related to the bank. The rationale for each metric is shown in the chart below.

In addition to selecting performance metrics, the Compensation Committee determines the level of performance required to attain the threshold, target and maximum goal for each metric. The level of difficulty of the goals reflects the Compensation Committee's belief that incentive pay should be motivational — that is, the goals should be challenging but achievable — and that such pay should be balanced with reinvestment in the Company and return to shareholders. Consistent with this approach, the Compensation Committee believes the threshold should represent solid performance with positive financial/operating results, target should denote challenging but achievable goals and maximum should signify truly exceptional performance.

The target level for financial goals, such as net income and return on assets (ROA), is generally set at the level of the Board-approved budget, which represents the level of performance the Company seeks to achieve for the year. In setting the threshold and maximum levels, the Compensation Committee considers whether the risks to accomplishing the budget weigh more heavily toward the downside and how challenging it would be to achieve incremental improvements over the target level.

The chart below identifies the 2019 annual incentive metrics, the objective each measure serves, the level of

   COMPENSATION DISCUSSION AND ANALYSIS

achievement required to attain the threshold, target and maximum levels for each metric, the results for 2019 and the percentage of target achieved. Differences in the metrics and weightings applied for each of the named executive officers leads to differing totals achieved as a percentage of target opportunity.

		Weighting (other than HEI CEO)	Goals				Total Achieved as a % of Target Opportunity
2019 Annual Incentive Performance Metrics & Why We Use Them	HEI CEO Weighting
			Threshold	Target	Maximum	Result

Lau and Hazelton
HEI Consolidated Adjusted Net Income[1] focuses on fundamental earnings, which correlates to shareholder value	60%	60%	$187.7M	$210.0M	$223.1M	$212.3M
Utility Operations[2] supports effective utility operations for all stakeholders	20%	25%	See note 2 below	See note 2 below	See note 2 below	See note 2 below	CEO 103%
ASB Return on Assets (ROA)[3] measures how efficiently the bank deploys its assets by comparing return to total assets	10%	15%	1.08%	1.18%	1.28%	1.18%	CFO 102%
Personal Goal[4]	10%			Target		Target
Oshima
Utility Consolidated Adjusted Net Income[1] focuses on fundamental earnings, which correlates to shareholder value		30%	$148.0M	$155.8M	$166.7M	$156.8M
Utility Consolidated Operation and Maintenance Expense[5] measures operational efficiency		15%	$473.1M	$462.6M	$452.2M	$475.7M
Utility Consolidated Customer Satisfaction[6] focuses on improving the customer experience through all points of contact with the utility		15%	Consolidated score of 70 in 2 of 4 quarters	Consolidated score of 70 in 3 of 4 quarters	Consolidated score of 70 in 4 of 4 quarters	Consolidated score of 70 in 3 of 4 quarters
Utility Consolidated Reliability/System Average Interruption Duration Index (SAIDI)[7] promotes system reliability for customers		5%	117.56 minutes	108.56 minutes	99.57 minutes	122.49 minutes	78%
Utility Consolidated Safety/Total Cases Incident Rate (TCIR)[8] rewards improvements in workplace safety, promoting employee well-being and reducing expense		2%	1.37 TCIR	1.03 TCIR	0.92 TCIR	2.17 TCIR
Utility Consolidated Safety/Severity Rate[9] rewards improvements in workplace safety, promoting employee well-being and reducing expense		3%	18.53	16.00	13.46	24.19
Transformation Metrics promote achievement of utility transformation initiatives		30%	Threshold	Target	Maximum	Target
Wacker
ASB ROA[3]		40%	1.08%	1.18%	1.28%	1.18%
ASB Adjusted Net Income[1] focuses on fundamental earnings, which correlates to shareholder value		50%	$77M	$86M	$93M	$83M	93%
Individual Metric[10]		10%		Target		Target

N/A — Not Applicable

1
HEI Consolidated, Utility Consolidated and ASB Adjusted Net Income represent HEI consolidated, Utility consolidated and ASB GAAP net income for 2019, adjusted for the items described further below, respectively. These Adjusted Net Income metrics are non-GAAP measures. For a reconciliation of the GAAP and non-GAAP results, see "Reconciliation of GAAP to Non-GAAP Measures: Incentive Compensation Adjustments" attached as Exhibit B.

2
Utility Operations is a composite of six utility operational goals weighted in the same proportion for which they are weighted for utility executives. Utility Operations includes the six operational goals that applied to Mr. Oshima in 2019 (Utility Consolidated Operation and Maintenance Expense, Utility Consolidated Customer Satisfaction, Utility Consolidated SAIDI, Utility Consolidated Safety/TCIR, Utility Consolidated Safety/Severity Rate and Utility Transformation Metrics). Utility Transformation Metrics focuses on achievement of the utility's transformation goals. The Compensation Committee approves the Transformation milestones under this metric and determines the aggregate performance at the end of the performance period. For 2019, the Utility Transformation milestones focused on the areas of PSIP execution, electrification of transportation, stakeholder & community engagement, grid modernization implementation, integrated grid planning, one company initiative, regulatory/policy, pole infrastructure enterprise, resilience and leadership & workforce development. The Utility Transformation goal was achieved at target for 2019, meaning that all milestones were achieved. For Ms. Lau, the weightings of the components of Utility Operations were as follows: Utility Consolidated Operation and Maintenance Expense — 4.29%, Utility Consolidated Customer Satisfaction — 4.29%,Utility Consolidated SAIDI — 1.43%, Utility Consolidated Safety/TCIR — 0.57%, Utility Consolidated Safety/Severity Rate — 0.86% and Utility Transformation Metrics — 8.56%. For Mr. Hazelton, the weightings of the components of Utility Operations were as follows: Utility Consolidated Operation and Maintenance Expense — 5.36%, Utility Consolidated Customer Satisfaction — 5.36%,Utility Consolidated SAIDI — 1.79%, Utility Consolidated Safety/TCIR — 0.71%, Utility Consolidated Safety/Severity Rate — 1.07% and Utility Transformation Metrics — 10.71%.

   COMPENSATION DISCUSSION AND ANALYSIS

3
ASB ROA is ASB's adjusted net income divided by its average total assets for the period. Average total assets is calculated by averaging the total assets for each day in the period.

4
Personal Goal focused on the achievement of certain leadership development and succession planning objectives determined by the Compensation and Nominating and Corporate Governance Committees.

5
Utility Consolidated Operation and Maintenance Expense represents non-fuel expenses of the consolidated utilities and excludes expenses covered by surcharges or otherwise neutral to net income.

6
Utility Consolidated Customer Satisfaction is based on quarterly results of customer surveys conducted by an outside vendor.

7
Utility Consolidated Annual Normalized T&D System Average Interruption is a reliability metric based upon weighted consolidation of T&D caused outages normalized major events (does not include generation-caused outages).

8
Utility Consolidated Safety/TCIR is a standard measure of employee safety. TCIR equals the number of Occupational Safety and Health Administration recordable cases as of 12/31/19 × 200,000 productive hours divided by productive hours for the year. Lower TCIR scores reflect better safety performance.

9
Utility Consolidated Safety/Severity Rate is a measure of the significance of the safety incidents a company experienced based on the number of lost work days incurred. Lost work days occur when an occupational injury or illness prevents an employee from working a full, assigned work shift. Severity rate is calculated by taking the number of days away from work due to a work place injury (maximum of 180 days) multiplied by 200,000 and divided by the number of hours worked by all employees.

10
Individual Metric focused on the achievement of certain leadership development and succession planning objectives.

   COMPENSATION DISCUSSION AND ANALYSIS

Non-GAAP Net Income Metrics — 2019 Annual Incentive

HEI Consolidated's and ASB's Adjusted Net Income metrics for 2019 annual incentive compensation were calculated on a non-GAAP basis because the Compensation Committee determined that the positive impacts related to the ASB campus transition, which included the gain on the sales of former ASB properties, net of ASB campus transition costs, should not be considered in determining performance under those metrics. The Compensation Committee deemed this to be appropriate since such amount was for a nonrecurring event unrelated to ongoing business operations and, thus, would be inconsistent with the original intent and nature of the award. The exclusion of the amount described above resulted in a negative adjustment of $5.6 million to the 2019 GAAP net income for each of HEI Consolidated and ASB in determining adjusted net income. See "Reconciliation of GAAP to Non-GAAP Measures: Incentive Compensation Adjustments," attached as Exhibit B.

The following chart shows how Total Achieved as a % of Target Opportunity from the table above is converted into a dollar value for each named executive officer. The payout amounts are also shown in the "Nonequity Incentive Plan Compensation" column of the "2019 Summary Compensation Table" in the "Executive Compensation Tables" section below. The range of possible annual incentive payouts for 2019 is shown in the "2019 Grants of Plan-Based Awards" table in the "Executive Compensation Tables" section below.

Name	Target Opportunity (% of base salary)		Base Salary ($)		Target Opportunity ($)		Total Achieved as a % of Target Opportunity (%)		2019 Actual Annual Incentive Payout ($)[1]

Constance H. Lau	100	×	926,300	=	926,300	×	103	=	957,886
Gregory C. Hazelton	60	×	527,917	=	316,750	×	102	=	321,724
Alan M. Oshima	75	×	707,350	=	530,513	×	78	=	412,527
Richard F. Wacker	80	×	700,200	=	560,160	×	93	=	519,548

1
Figures may not calculate to the amount shown in 2019 Actual Annual Incentive Payout due to rounding of the Total Achieved as a % of Target. Total Achieved as a % of Target was rounded for ease of presentation.

Long-term incentives

Long-term incentives include performance-based opportunities under HEI's LTIP, which is based on achievement of performance goals over rolling three-year periods, and time-based RSUs, which vest over a four-year period. The performance-based LTIP represents the majority of each named executive officer's long-term incentive opportunity. These incentives are designed to directly align executive interests with those of shareholders by rewarding executives for long-term value growth.

Long-term performance-based incentive

The three-year performance periods foster a long-term perspective and provide balance with the shorter-term focus of the annual incentive program. In addition, the overlapping three-year performance periods encourage sustained high levels of performance because, at any one time, three separate potential awards are affected by current performance.

Similar to the annual incentives, in developing long-term incentives, the Compensation Committee determines the target incentive opportunity for each executive, performance metrics and goals for the three-year period.

   COMPENSATION DISCUSSION AND ANALYSIS

2019-21 target long-term incentive opportunity

As with the annual incentives, the target long-term incentive opportunity is established as a percentage of base salary, with the threshold and maximum opportunities equal to 0.5 times and 2 times target, respectively. In establishing the target percentage for each executive, the Compensation Committee considers the mix of pay elements, competitive market data, internal equity, performance and the other factors described above under "Base salary."

For the 2019-21 period, the Compensation Committee made no changes to the target incentive opportunities as a percentage of base salary for Messrs. Hazelton, Oshima and Wacker, as it determined that their target long-term incentive opportunities from the prior performance period remained appropriate at 80%, 95% and 80%, respectively. For Ms. Lau, the Compensation Committee decided to, instead of increasing Ms. Lau's base salary in 2019, as was done for the other NEOs, increase her target long-term incentive opportunity for the 2019-2021 performance period from 160% to 175% of base salary.

2019-21 performance metrics and goals

The performance metrics for long-term incentives are chosen for their relationship with the creation of long-term value for shareholders.

In addition to selecting performance metrics, the Compensation Committee determines the level of achievement required to attain threshold, target and maximum performance for each metric. The same principles that the Compensation Committee applies to annual incentive goals apply to long-term incentive goals. As such, the level of difficulty of the goals reflects the Compensation Committee's belief that incentive pay should be motivational — that is, the goals should be challenging but achievable — and that such pay should be balanced with reinvestment in the Company and return to shareholders. Consistent with this approach, the Compensation Committee believes threshold should represent solid performance with positive financial/operating results, target should denote challenging but achievable goals and maximum should signify truly exceptional performance.

The target level for financial goals, such as the total shareholder return relative to the EEI Index (Relative TSR), average annual earnings per share (EPS) growth, average annual net income growth and return on average common equity (ROACE), relate to the levels the Company seeks to achieve over the performance period. In setting the threshold and maximum levels, the Compensation Committee considers whether the risks to accomplishing those levels weigh more heavily toward the downside and how challenging it would be to achieve incremental improvements over the target result. For the 2019-21 period, the Compensation Committee chose the metrics and goals in the following chart to encourage long-term achievement of earnings and growth in shareholder value.

   COMPENSATION DISCUSSION AND ANALYSIS

	Goals
2019-21 Long-Term Incentive Performance Metrics & Why We Use Them
	Weighting	Threshold	Target	Maximum

Lau and Hazelton
HEI 3-year Average Annual EPS Growth[1] promotes shareholder value by focusing on EPS growth over a three-year period.	30%	4.0%	6.0%	8.0%
HEI ROACE[2] measures profitability based on net income returned as a % of average common equity.	50%	9.0%	9.5%	10.0%
HEI Relative TSR[3] compares the value created for HEI shareholders to that created by other investor-owned electric companies (EEI Index).	20%	30th percentile	50th percentile	70th percentile
Oshima
Utility 3-year Average Annual Net Income Growth[4] promotes shareholder value by focusing on net income growth based on the years included in the plan.	30%	6.0%	8.0%	10.0%
Utility 3-year ROACE as a % of Allowed Return[5] measures the performance of the utility and its subsidiaries in attaining the level of ROACE they are permitted to earn by their regulator. The focus on ROACE encourages improved return compared to the cost of capital.	50%	82%	84%	87%
HEI Relative TSR[3] compares the value created for HEI shareholders to that created by the EEI Index.	20%	30th percentile	50th percentile	70th percentile
Wacker
ASB Return on Equity[6] measures profitability based on net income returned as a % of average common equity based on the average of the last two years of the plan.	40%	12.30%	13.60%	14.95%
ASB Efficiency Ratio[7] promotes expense control based on the average of the last two years of the plan.	40%	59.2%	57.2%	54.2%
HEI Relative TSR[3] compares the value created for HEI shareholders to that created by the EEI Index.	20%	30th percentile	50th percentile	70th percentile

1
HEI 3-year Average Annual EPS Growth is calculated by taking the sum of each full calendar year's (2019, 2020 and 2021, respectively) EPS percentage growth over the EPS of the prior year and dividing that sum by 3.

2
HEI ROACE is calculated as the simple average of HEI ROACE calculated on an annual basis (2019, 2020 and 2021), with net income adjusted for exclusions the Compensation Committee allows.

3
HEI Relative TSR compares HEI's TSR to that of the companies in the EEI Index. For LTIP purposes, TSR is the sum of the growth in price per share of HEI Common Stock as measured at the beginning of the performance period to the end, calculated using the share price on the last trading day of December at the end of the performance period, plus dividends during the period, assuming reinvestment, divided by the share price on the last trading day of December immediately prior to the beginning of the performance period.

4
Utility 3-year Average Annual Net Income Growth is calculated by taking the sum of each full calendar year's (2019, 2020 and 2021, respectively) net income percentage growth over the net income of the prior year and dividing that sum by 3.

5
Utility 3-year ROACE as a % of Allowed Return is the utility's consolidated average ROACE for the performance period compared to the weighted average of the allowed ROACE for the utility and its subsidiaries as determined by the Hawaii Public Utilities Commission for the same period.

6
ASB ROE is calculated as the simple average of ASB ROE calculated on an annual basis (2020 and 2021), with net income adjusted for any exclusions the Compensation Committee allows. ASB ROE is calculated as net income divided by average common equity.

7
ASB Efficiency Ratio is equal to the simple average of ASB's 2020 and 2021 efficiency ratios adjusted for any exclusions the Compensation Committee allows. Efficiency ratio is equal to total noninterest expense divided by the sum of net interest income and total noninterest income.

Customers, employees and shareholders all benefit when the above goals are met. Achievement of these goals makes HEI, the utility and the bank stronger financially, enabling HEI to raise capital at favorable rates for reinvestment in the operating companies and supporting dividends to shareholders. From a historical perspective, long-term incentive payouts are not easy to achieve, nor are they guaranteed. HEI and its utility and bank subsidiaries face significant external challenges in the 2019-21 period. Strong leadership on the part of the named executive officers will be needed to achieve the long-term objectives required for them to earn the incentive payouts.

2017-19 Long-Term Incentive Plan

The HEI Board and HEI Compensation Committee established the 2017-19 long-term incentive opportunities, performance metrics and goals in January 2017. Those decisions were described in the 2018 HEI Proxy Statement and are summarized again below to provide context for the results and payouts for the 2017-19 period.

   COMPENSATION DISCUSSION AND ANALYSIS

2017-19 target long-term incentive opportunity

In January 2017, the Compensation Committee established the following 2017-19 target incentive opportunities as a percentage of named executive officer base salary.

Name	2017-19 Target Opportunity (as % of Base Salary)	2017-19 Target Opportunity (in shares)

Constance H. Lau	160%	42,702
Gregory C. Hazelton	80%	10,753
Alan M. Oshima	95%	18,602
Richard F. Wacker	80%	15,771

2017-19 performance metrics, goals, results & payouts

The Compensation Committee established the 2017-19 performance metrics and goals below in January 2017. The Compensation Committee selected the metrics for their correlation with long-term shareholder value and alignment with the multi-year strategic plans of HEI and its utility and bank subsidiaries. The chart below identifies the 2017-19 LTIP metrics, the objective each measure serves, the level of achievement required to attain the threshold, target and maximum levels for each metric, the results for 2017-19 and the corresponding payout as a percentage of target.

The results shown below incorporate the Compensation Committee's decision to exclude the impact of the unusual events that affected HEI, Hawaiian Electric and ASB during the 2017-19 period. These adjustments are described below under "Adjustments for unusual events — 2017-19 LTIP."

						Total Achieved as a % of Target Opportunity
		Goals
2017-19 Long-Term Incentive Performance Metrics & Why We Use Them
	Weighting	Threshold	Target	Maximum	Result

Lau and Hazelton
HEI 3-year Average Annual EPS Growth[1] promotes shareholder value by focusing on EPS growth over a three-year period.	30%	1.0%	3.0%	5.0%	3.0%
HEI ROACE[2] measures profitability based on net income returned as a % of average common equity.	50%	8.5%	9.4%	10.1%	9.2%	106%
HEI Relative TSR[3] compares the value created for HEI shareholders to that created by other investor-owned electric companies (EEI Index).	20%	30th percentile	50th percentile	75th percentile	64th percentile
Oshima
Utility 3-year Average Annual EPS Growth[4] promotes shareholder value by focusing on EPS growth over a three-year period.	30%	1.0%	3.0%	5.0%	2.5%
Utility 3-year ROACE as a % of Allowed Return[5] measures the performance of the utility and its subsidiaries in attaining the level of ROACE they are permitted to earn by their regulator. The focus on ROACE encourages improved return compared to the cost of capital.	50%	70%	80%	90%	79%	105%
HEI Relative TSR[3] compares the value created for HEI shareholders to that created by the EEI Index.	20%	30th percentile	50th percentile	75th percentile	64th percentile
Wacker
ASB Return on Equity[6] is ASB's adjusted net income divided by its average equity for the period.	40%	9.0%	10.0%	11.0%	11.5%
ASB Efficiency Ratio, for Year-End 2019[7] promotes expense control.	40%	63%	60%	58.5%	57.6%	191%
HEI Relative TSR[3] compares the value created for HEI shareholders to that created by the EEI Index.	20%	30th percentile	50th percentile	75th percentile	64th percentile

1
HEI 3-year Average Annual EPS Growth is calculated by taking the sum of each full calendar year's (2017, 2018 and 2019, respectively) EPS percentage growth over the EPS of the prior year and dividing that sum by 3. Non-GAAP adjusted net income, upon which EPS used for LTIP purposes is calculated, differs from what is reported under GAAP because it excludes the impact of the unusual events in 2016 through 2019

   COMPENSATION DISCUSSION AND ANALYSIS

  described below under "Adjustments for unusual events — 2017-19 LTIP." For a reconciliation of the GAAP and non-GAAP results, see "Reconciliation of GAAP to Non-GAAP Measures: Incentive Compensation Adjustments" attached as Exhibit B.

2
HEI ROACE is calculated as the simple average of HEI 3-year ROACE calculated on an annual basis (2017, 2018 and 2019), with net income and common equity adjusted for exclusions the Compensation Committee allows. Non-GAAP adjusted net income used in the computation of ROACE differs from what is reported under GAAP because it excludes the impact of the unusual events in 2017 through 2019 described below under "Adjustments for unusual events — 2017-19 LTIP." For a reconciliation of the GAAP and non-GAAP results, see "Reconciliation of GAAP to Non-GAAP Measures: Incentive Compensation Adjustments" attached as Exhibit B.

3
HEI Relative TSR compares HEI's TSR to that of the companies in the EEI Index. For LTIP purposes, TSR is the sum of the growth in price per share of HEI Common Stock as measured at the beginning of the performance period to the end, calculated using the share price on the last trading day of December at the end of the performance period, plus dividends during the period, assuming reinvestment, divided by the share price on the last trading day of December immediately prior to the beginning of the performance period.

4
Utility 3-year Average Annual EPS Growth is calculated by taking the sum of each full calendar year's (2017, 2018 and 2019, respectively) EPS percentage growth over the EPS of the prior year and dividing that sum by three. For purposes of this goal, Utility EPS is calculated using Utility net income divided by weighted average HEI Common Stock outstanding. Non-GAAP adjusted net income, upon which EPS used for LTIP purposes is calculated, differs from what is reported under GAAP because it excludes the impact of the unusual events in 2016 through 2019 described below under "Adjustments for unusual events — 2017-19 LTIP." For a reconciliation of the GAAP and non-GAAP results, see "Reconciliation of GAAP to Non-GAAP Measures: Incentive Compensation Adjustments" attached as Exhibit B.

5
Utility 3-year ROACE as a % of Allowed Return is the utility's consolidated average ROACE for the performance period compared to the weighted average of the allowed ROACE for the utility and its subsidiaries as determined by the Hawaii Public Utilities Commission for the same period. Non-GAAP adjusted net income used in the computation of ROACE differs from what is reported under GAAP because it excludes the impact of the unusual events in 2017 through 2019 described below under "Adjustments for unusual events — 2017-19 LTIP." For a reconciliation of the GAAP and non-GAAP results, see "Reconciliation of GAAP to Non-GAAP Measures: Incentive Compensation Adjustments" attached as Exhibit B.

6
ASB adjusted net income and average equity are averages over the performance period, adjusted for exclusions allowed by the Compensation Committee. Non-GAAP adjusted net income differs from what is reported under GAAP because it excludes the impact of the unusual events in 2017 through 2019 described below under "Adjustments for unusual events — 2017-19 LTIP." For a reconciliation of the GAAP and non-GAAP results, see "Reconciliation of GAAP to Non-GAAP Measures: Incentive Compensation Adjustments" attached as Exhibit B.

7
ASB Efficiency Ratio for 2019 is equal to ASB's total noninterest expense for the year ended December 31, 2019 divided by the sum of the net interest income and noninterest income for the year ended December 31, 2019, adjusted for exclusions the Compensation Committee allows. See "Reconciliation of GAAP to Non-GAAP Measures: Incentive Compensation Adjustments" attached as Exhibit B.

The following chart shows how Total Achieved as a % of Target Opportunity from the table above is converted into a number of shares earned (plus dividend equivalents on earned shares) for each named executive officer. The payout amounts are also shown in the "2019 Option Exercises and Stock Vested" table.

					2017-19 Incentive Payout[1]
Name	Target Opportunity (in shares)		Total Achieved as a % of Target (%)		(shares)	(dividend equivalents paid as a share number)

Constance H. Lau	42,702	×	106	=	45,113	4,782
Gregory C. Hazelton	10,753	×	106	=	11,360	1,204
Alan M. Oshima	18,602	×	105	=	19,523	2,069
Richard F. Wacker	15,771	×	191	=	30,152	3,196

1
Figures may not calculate to the number of shares shown in 2017-19 Incentive Payout column due to rounding of the Total Achieved as a % of Target, which was rounded for ease of presentation.

Adjustments for unusual events — 2017-19 LTIP

The Compensation Committee considers adjustments to performance results with caution and only in circumstances that are unforeseen and/or unique or extraordinary. The Compensation Committee recognizes that the two operating subsidiaries are heavily regulated and external forces can impact incentive plans significantly. The Compensation Committee is mindful of only considering adjustments that are warranted and will also serve the long-term interests of shareholders.

HEI. In determining HEI consolidated net income for 2016, 2017, 2018 and 2019 for purposes of calculating HEI 3-year average annual EPS growth and HEI 3-year consolidated ROACE under the 2017-2019 LTIP, the Compensation Committee considered the impact of certain items that were unrelated to HEI, Hawaiian Electric or ASB management's actions regarding ongoing business operations, including the positive impacts related to tax reform and the ASB campus transition, and negative impacts related to the terminated merger with NextEra Energy, extraordinary consulting expenses and ASB pension defeasement (see discussion of ASB adjustments below). For 2019, the exclusion from HEI's net income of $4.7 million

   COMPENSATION DISCUSSION AND ANALYSIS

positive impact related to tax reform legislation, $1.6 million negative impact of certain unanticipated extraordinary consulting expenses, $0.5 million positive impact related to ASB pension defeasement and $5.6 million positive impact related to the ASB campus transition had the net effect of reducing HEI's 2019 net income by $9.2 million for purposes of determining performance under the 2017-2019 LTIP. The Compensation Committee deemed it appropriate to exclude the impact of these unusual items because they were unrelated to management's actions regarding ongoing business operations in 2019. Additionally, the adjustments made with respect to years 2018 and 2017 described on pages 41-43 of HEI's 2019 Proxy Statement and pages 39-40 of HEI's 2018 Proxy Statement, respectively, for purposes of determining performance as it relates to the 2016-2018 LTIP and 2015-2017 LTIP, respectively, were also applied for purposes of determining performance under the 2017-2019 LTIP. For purposes of calculating HEI 3-year consolidated ROACE, these adjustments include, (i) for 2018, exclusion of the $5.7 million negative impact related to tax reform legislation and related impacts and certain unanticipated extraordinary consulting expenses, and (ii) for 2017, exclusion of the $6.0 million negative impact related to tax reform legislation. For purposes of calculating HEI 3-year average annual EPS growth, the adjustments in (i) and (ii) above were applied in addition to a $58.2 million adjustment to 2016 for the positive impact related to income from the terminated merger with NextEra Energy, net of certain other costs related to the terminated merger. The Compensation Committee deemed it appropriate to carry forward these adjustments made with respect to 2016, 2017 and 2018 for purposes of determining performance under the 2017-19 LTIP because such adjustments equitably compensate for extraordinary events unrelated to management's actions regarding ongoing business operations that were not contemplated at the time the performance goals were established. See pages 41-43 of HEI's 2019 Proxy Statement and pages 39-40 of HEI's 2018 Proxy Statement for a more detailed discussion of the respective 2018, 2017 and 2016 adjustments. See the ASB and Hawaiian Electric sections below for additional discussion and for all other items impacting HEI consolidated net income.

ASB. In determining ASB's 2017, 2018 and 2019 net income and common equity for purposes of calculating HEI 3-year average annual EPS growth and HEI 3-year consolidated ROACE, as well as ASB's 2018 and 2019 net income and common equity for purposes of calculating ASB's ROE under the 2017-2019 LTIP, the Compensation Committee considered the impact of certain items that were unrelated to management's actions regarding ongoing business operations, including the effects in 2019 of the 2017 tax-reform legislation and items related to the ASB campus transition. The Compensation Committee also considered the effect of ASB's initiative to eliminate risk associated with the pension liability and volatility of pension expense for its frozen pension plan through a liability-driven investment strategy, or in substance pension "defeasement," which is designed to mitigate funding status changes and reduce pension expense volatility caused by interest rate movements. However, because the Company calculates net periodic pension cost using a market-related value of plan assets, the impact of a change in the fair value of the pension assets for purposes of computing pension expense is reduced as the change in value is recognized over a period of years, as compared to a more significant impact related to an immediate change in the fair value of the pension liability. Pension defeasement had a positive (negative) impact on ASB's net income of $0.3 million, ($0.7 million) and $0.5 million for 2017, 2018 and 2019, respectively. The Compensation Committee deemed it appropriate to exclude these pension amounts for purposes of determining ASB's net income for the 2017-19 LTIP because the Company's consolidated market-related value of plan asset valuation method, which smooths changes in asset value in the computation of pension expense, may not be fully reflective, in any given period, of the full economic hedge accomplished with the liability-driven investment strategy. For 2019, the tax reform and related net positive impact amounting to $10.1 million and net positive impact of $5.6 million related to ASB's sales of its former properties, net of campus transition costs, were excluded in the calculation of the 2017-2019 HEI 3-year average annual EPS growth, HEI 3-year consolidated ROACE and ASB's 2018-2019 ROE. In addition, the adjustments in years 2018 and 2017 described on page 42 of HEI's 2019 Proxy Statement and page 39 of HEI's 2018 Proxy Statement, respectively, for purposes of determining performance as it relates to the respective 2016-2018 and 2015-2017 LTIPs, were correspondingly applied for purposes of determining performance under the 2017-2019 LTIP. These adjustments include, (i) for 2018, exclusions of (x) $11.2 million net positive impact related to tax reform and (y) $0.7 million negative impact from one-time expenses related to the ASB campus transition; and (ii) for 2017, the exclusion of $1.0 million positive impact related to tax reform legislation. The Compensation Committee deemed it appropriate to carry forward these adjustments made with respect to 2018 and 2017 for purposes of determining performance under the 2017-2019 LTIP because such adjustments equitably compensate for extraordinary

   COMPENSATION DISCUSSION AND ANALYSIS

events unrelated to management's actions regarding ongoing business operations that were not contemplated at the time the performance goals were established. See page 42 of HEI's 2019 Proxy Statement and page 39 of HEI's 2018 Proxy Statement for a more detailed discussion of the respective 2018 and 2017 adjustments.

Hawaiian Electric. The adjustments described on pages 41-43 of HEI's 2019 Proxy Statement and pages 39-40 of HEI's 2018 Proxy Statement, respectively, that were made in determining performance as it relates to the 2016-2018 LTIP and 2015-2017 LTIP, were correspondingly applied for purposes of determining performance under the 2017-2019 LTIP. These adjustments in the calculation of ROACE as a % of Allowed Return, HEI 3-year consolidated ROACE, HEI 3-year average annual EPS growth and Hawaiian Electric 3-year average annual EPS growth include, (i) for 2018, the exclusion of the negative impact of $7.6 million related to the 2017 tax reform legislation and certain expenses related to the termination of the proposed merger with NextEra Energy, and (ii) for 2017, the elimination of the negative impacts of $9.2 million related to tax reform legislation. For purposes of calculating HEI 3-year average annual EPS growth and Hawaiian Electric 3-year average annual EPS growth, in addition to (i) and (ii) above, $13.9 million for 2017 related to the effect of the reversion to the lagged method of recognizing rate adjustment mechanism (RAM) revenues and $2.2 million for 2016 related to merger-related after-tax expenses, including costs related to the terminated liquified natural gas (LNG) contract, which was conditioned on PUC approval of the NextEra Energy merger, were excluded for purposes of calculating EPS growth. The Compensation Committee deemed it appropriate to carry forward these adjustments made with respect to 2018, 2017 and 2016 for purposes of determining performance under the 2017-2019 LTIP because such adjustments equitably compensate for extraordinary events unrelated to management's actions regarding ongoing business operations that were not contemplated at the time the performance goals were established. See pages 41-43 of HEI's 2019 Proxy Statement, pages 39-40 of HEI's 2018 Proxy Statement and page 44 of HEI's 2017 Proxy Statement for a more detailed discussion of the respective 2018, 2017 and 2016 adjustments.

See "Reconciliation of GAAP to Non-GAAP Measures: Incentive Compensation Adjustments," attached as Exhibit B.

2018-20 Long-Term Incentive Plan. HEI's 2018-20 long-term incentive plan was described on pages 38-39 of the 2019 Proxy Statement.

Restricted stock units

HEI named executive officers are eligible to receive annual equity-based grants in the form of RSUs that vest over a four-year period. RSUs offer executives the opportunity to receive shares of HEI Common Stock when the restrictions lapse, generally subject to continued employment with the Company through vesting.

The value of the annual RSU grant is a percentage of the executive's base salary. These awards are designed to focus executives on creating long-term value for the Company's stakeholders. Since they take four years to fully vest, the RSUs also promote retention. The RSUs vest and convert to shares of HEI Common Stock in four equal annual installments beginning one year from the date of grant (plus compounded dividend equivalent shares on the installment that vested in such year).

The 2019 RSU grants are set forth in the "2019 Grants of Plan-Based Awards" table in the "Executive Compensation Tables" section below.

Benefits

Retirement and savings plans

HEI, Hawaiian Electric and ASB provide retirement benefits to the named executive officers to promote financial security in recognition of years of service and to attract and retain high-quality leaders.

HEI and Hawaiian Electric employees (including each named executive officer employed by HEI or Hawaiian Electric), but not ASB employees, are eligible to participate in the HEI Retirement Plan, which is a tax-qualified defined benefit pension plan, and to save

   COMPENSATION DISCUSSION AND ANALYSIS

for retirement on a tax-deferred (or Roth) basis through HEI's Retirement Savings Plan, a tax-qualified defined contribution 401(k) plan.

In 2011, HEI amended the HEI Retirement Plan and HEI Retirement Savings Plan to create a new benefit structure for employees hired on or after May 1, 2011. Employees covered by the new benefit structure receive a reduced pension benefit under the HEI Retirement Plan, but are eligible for limited matching contributions under the HEI Retirement Savings Plan. These changes were intended to lower the cost of pension benefits over the long term. Messrs. Hazelton and Oshima each joined the Company after May 1, 2011 and are eligible to receive matching contributions under the amended HEI Retirement Savings Plan. Ms. Lau is not eligible for and did not receive matching contributions under that plan, since she joined the Company prior to May 1, 2011. The HEI Retirement Savings Plan does not provide employer contributions, other than matching contributions, to any participant.

Additional retirement benefits that cannot be paid from the HEI Retirement Plan due to Internal Revenue Code limits are provided to named executive officers and other executives employed by HEI and Hawaiian Electric through the nonqualified HEI Excess Pay Plan. Benefits under the HEI Excess Pay Plan are determined using the same formula as the HEI Retirement Plan, but are not subject to the Internal Revenue Code limits on the amount of annual compensation that can be used for calculating benefits under qualified retirement plans and on the amount of annual benefits that can be paid from qualified retirement plans. This allows those participating in the HEI Excess Pay Plan a total retirement benefit at the same general percentage of final average pay afforded to other employees under the HEI Retirement Plan.

ASB's employees, including its president and CEO (who is a named executive officer), may participate in the ASB 401(k) Plan, a tax-qualified defined contribution 401(k) plan. After an employee has completed one year of service, ASB matches the employee's contributions on a dollar-for-dollar basis up to 4% of eligible compensation deferred. In 2019, eligible compensation was capped at $280,000. ASB also provides discretionary, nonelective profit-sharing contributions to the accounts of employees who are employed on the last day of the plan year or terminate employment during the plan year because of retirement, death or disability. Mr. Wacker received matching contributions and a profit-sharing contribution under the plan in 2019, in each case limited to the amount permitted based on eligible compensation.

Retirement benefits are discussed in further detail in the "2019 Pension Benefits" table and related notes in the "Executive Compensation Tables" section below.

Deferred compensation plans

HEI provides named executive officers and other executives the opportunity to participate in plans that allow them to defer compensation and the resulting tax liability.

HEI and Hawaiian Electric named executive officers and directors of HEI, Hawaiian Electric and ASB may participate in the HEI Deferred Compensation Plan, a nonqualified deferred compensation plan implemented in 2011 and amended and restated effective January 1, 2019, that allows the deferral of portions of the participants' cash compensation, with certain limitations, and provides investment opportunities that are substantially similar to those available under HEI's Retirement Savings Plan. In 2019, there were no matching or other employer contributions under this plan for employees of HEI, Hawaiian Electric or ASB. HEI and Hawaiian Electric named executive officers are also eligible to defer payment of annual and long-term incentive awards and the resulting tax liability under a prior nonqualified deferred compensation plan, although no named executive officer deferred compensation under that plan in 2019.

The American Savings Bank Select Deferred Compensation Plan (ASB Deferred Compensation Plan) is a nonqualified deferred compensation plan that allows senior members of ASB management to defer up to 100% of current salary, annual bonus and commissions. Pursuant to a 2009 amendment, the plan provides for employer matching contributions and profit-sharing contributions. These matching and profit-sharing contributions take into account compensation which is excluded from consideration under the ASB 401(k) Plan, including on account of being contributed to the ASB Deferred Compensation Plan or being in excess of limits on eligible compensation imposed by the Internal Revenue Code. Ms. Lau participated in the ASB Deferred Compensation Plan during her employment with ASB. Mr. Wacker did not elect to defer compensation under such plan in 2019, but he did receive a profit-sharing contribution to his account under the plan for the amount that could not be contributed to his 401(k) Plan account due to Internal Revenue Code limits on eligible compensation. Such profit-sharing contribution is included in the "All Other Compensation" column of the "2019 Summary Compensation Table".

Deferred compensation benefits are discussed in further detail in the "2019 Nonqualified Deferred Compensation" table and related notes in the "Executive Compensation Tables" section below.

   COMPENSATION DISCUSSION AND ANALYSIS

Executive Death Benefit Plan (frozen since 2009)

In September 2009, HEI froze the Executive Death Benefit Plan of HEI and Participating Subsidiaries, which provides death benefits to an executive's beneficiaries following the executive's death while employed or after retirement. As part of the freeze, HEI closed the plan to new participants and ceased all benefit accruals for current participants (i.e., there will be no increase in death benefits due to salary increases after September 9, 2009).

Under contracts with Executive Death Benefit Plan participants in effect before September 2009, the death benefits were grossed up for tax purposes. This treatment was considered appropriate because the executive death benefit is a form of life insurance and traditionally life insurance proceeds have been excluded from income for federal tax purposes. Ms. Lau is covered under the Executive Death Benefit Plan. Messrs. Hazelton and Oshima are not covered under the plan because they joined the Company after the plan was frozen. Mr. Wacker also joined ASB after the plan was frozen, and ASB was not a participating employer in the plan in any event. Death benefits are discussed in further detail in the "2019 Pension Benefits" table and related notes.

Double-trigger change-in-control agreements

The Compensation Committee and Board consider change-in-control agreements to be an appropriate tool to recruit executives as an expected part of their compensation package to encourage the continued attention of key executives to the performance of their duties without distraction in the event of a potential change in control and to assist in retaining key executives. Change-in-control agreements can protect against executive flight during a transaction when key executives might, in the absence of the agreement, leave the Company and accept employment elsewhere. As of December 31, 2019, Ms. Lau and Messrs. Hazelton and Wacker each had a change-in-control agreement.

All of the change-in-control agreements are double trigger, which means that they provide for cash severance and other benefits only upon a qualifying termination of the executives' employment following a change in control. In determining the amount an executive is eligible to receive in such an event, the Compensation Committee takes into account the executive's expected role in a potential transaction, value to the organization and internal equity. The agreements approved by the Compensation Committee provide for a cash lump sum payment of three times base salary plus annual incentive for Ms. Lau and two times base salary plus annual incentive for Messrs. Hazelton and Wacker. The annual incentive pay used in calculating the severance payment is the greater of the current annual incentive target or the largest actual annual incentive payout during the preceding three fiscal years. Aggregate payments under these agreements are limited to the maximum amount deductible under Section 280G of the Internal Revenue Code and there are no tax gross ups with respect to payments under these agreements. Payment of the severance benefits is conditioned on the Company receiving a release of claims by the executive.

The change-in-control agreements have initial terms of two years and automatically renew for an additional year on each anniversary unless 90 days' notice of nonrenewal is provided by either party, so that the protected period is at least one year upon nonrenewal. The agreements remain in effect for two years following a change in control. The agreements define a change in control generally as a change in ownership of HEI, a substantial change in the voting power of HEI's securities or a change in the majority of the composition of the Board following consummation of a merger, tender offer or similar transaction. The agreement for Mr. Wacker also defines a change in control generally as a change in ownership of ASB. Change-in-control benefits are discussed in further detail in the "Potential Payments Upon Termination or Change in Control" section and related notes in the "Executive Compensation Tables" section below.

Minimal perquisites

HEI provides minimal other compensation to the named executive officers in the form of perquisites because such items are commonly provided to business executives in Hawaii, such as club memberships primarily for the purpose of business entertainment, or are necessary to recruit executives, such as relocation expenses or extra weeks of vacation. HEI may, from time to time, reimburse for reasonable business-related expenses. In 2019, each named executive officer had a Company-paid club membership for the primary purpose of business entertainment expected of executives in their positions. Mr. Hazelton received four

   COMPENSATION DISCUSSION AND ANALYSIS

weeks of vacation in 2019, which was more than other employees with similar length of service typically receive. Mr. Wacker received 28 days of paid time off in 2019, which is one day more than ASB employees with similar length of service.

No new tax gross ups

HEI has eliminated nearly all tax gross ups. There are no tax gross ups on club membership initiation fees or membership dues, or in the change-in-control agreements for the named executive officers who have such agreements. As discussed under "Benefits — Executive Death Benefit Plan" on the previous page, tax gross ups of death benefits only apply to executives who participated in the Executive Death Benefit Plan before it was frozen in 2009.

Additional policies and information

Our programs are designed to guard against excessive risk

HEI's compensation policies and practices are designed to encourage executives to build value for all stakeholders, including shareholders, customers and employees, and to discourage decisions that introduce inappropriate risks.

HEI's Enterprise Risk Management (ERM) function is principally responsible for identifying and monitoring risk at the holding company and its subsidiaries, and for reporting on high risk areas to the Board and designated Board committees. As a result, all HEI directors, including those who serve on the Compensation Committee, are apprised of risks that could have a material adverse effect on HEI.

Risk assessment.    On an annual basis, the Compensation Committee and its independent compensation consultant review a risk assessment of compensation programs in place at HEI and its subsidiaries for all employees, which is updated annually by the Company's ERM function. Based on its review of the risk assessment of compensation programs in place in 2019 and consultation with FW Cook, the Compensation Committee believes that the Company's compensation plans do not encourage risk-taking that is reasonably likely to have a material adverse effect on the Company.

Risk mitigation features of our programs.    Our compensation programs incorporate the following features to promote prudent decision-making and guard against excessive risk:

•
Financial performance objectives for the annual incentive program are linked to Board-approved budget guidelines, and nonfinancial measures (such as customer satisfaction, reliability and safety) are aligned with the interests of all HEI stakeholders.

•
An executive compensation recovery policy (clawback policy) permits recoupment of performance-based compensation paid to executives found personally responsible for fraud, gross negligence or intentional misconduct that causes a significant restatement of HEI's financial statements.

•
Annual and long-term incentive awards are capped at maximum performance levels.

•
Financial opportunities under long-term incentives are greater than those under annual incentives, emphasizing the importance of long-term outcomes.

•
Share ownership and retention guidelines, requiring named executive officers to hold significant amounts of HEI stock, promote a shared interest in HEI's long-term performance.

•
Long-term incentive payouts are 100% equity-based, so executives share in the same upside potential and downside risk as all shareholders.

•
Annual grants of RSUs and long-term incentives vest over a period of years to encourage sustained performance and executive retention.

•
Performance-based plans use a variety of financial metrics (e.g., net income, ROACE) and nonfinancial performance metrics that correlate with long-term creation of shareholder value and are impacted by management decisions.

•
The Compensation Committee and Board continuously monitor risks faced by the enterprise, including through management presentations at quarterly meetings and through periodic written reports from management.

   COMPENSATION DISCUSSION AND ANALYSIS

Share ownership and retention are required throughout employment with the Company

HEI named executive officers are required to own and retain HEI stock throughout employment with the Company. Each officer subject to the requirements has until January 1 of the year following the fifth anniversary of the later of (i) amendment to his or her required level of stock ownership or (ii) first becoming subject to the requirements (compliance date) to reach the following ownership levels:

Position	Value of Stock to be Owned

HEI President & CEO	5x base salary
Other Named Executive Officers	2x base salary

Ms. Lau and Messrs. Wacker and Oshima each exceeded the specified level of stock ownership for their positions by the time of their respective compliance dates. Mr. Hazelton has until January 1, 2022 to reach the specified level of ownership.

Until reaching the applicable stock ownership target, officers subject to the requirements must retain 50% of shares received in payout under the LTIP (net of any shares withheld for taxes) and 50% of shares received through the vesting of RSUs (net of any shares withheld for taxes). The Compensation Committee has the authority to approve hardship exceptions to these retention requirements.

Hedging and pledging are prohibited

The Company's Insider Trading Policy, among other prohibitions, prohibits all directors, officers and employees of HEI and its subsidiaries from holding Company securities in margin accounts or pledging Company securities or engaging (directly or indirectly) in hedging transactions, or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of Company securities. Hedging transactions include (but are not limited to) collars, equity swaps, exchange funds and prepaid variable forward sale contracts.

Clawback policy applies to performance-based pay

HEI has an executive compensation clawback policy that applies to any performance-based compensation awarded to an executive officer. Under that policy, in the event the financial statements of HEI or any of its subsidiaries are significantly restated, the Compensation Committee and Board will review the circumstances that caused the need for the restatement and determine whether fraud, gross negligence or intentional misconduct was involved. If so, the Board may direct the Company to recover all or a portion of any performance-based award from the executive officer(s) found personally responsible. The SEC has issued proposed rules concerning clawback policies pursuant to the Dodd-Frank Act. HEI will amend its clawback policy to ensure it is consistent with the final rules as and when required.

The Compensation Committee considers tax and accounting impacts on compensation

In designing compensation programs, the Compensation Committee considers tax and accounting implications of its decisions, along with other factors described in this Proxy Statement.

Tax matters.    Section 162(m) of the Internal Revenue Code generally limits to $1 million, per applicable executive, the annual federal income tax deduction that a publicly held corporation may claim for total taxable compensation payable to certain covered executive officers, including both current and former executives.

In determining compensation for our executive officers, the Compensation Committee primarily considers factors that provide incentives for the achievement of business objectives, but also considers the extent to

   COMPENSATION DISCUSSION AND ANALYSIS

which the compensation is deductible. The Compensation Committee recognizes the impact of Section 162(m) and its significance to the company's compensation programs but retains the flexibility and discretion to structure compensation appropriately, whether or not deductible.

Another tax consideration factored into the design of the Company's compensation programs is compliance with the requirements of Section 409A of the Internal Revenue Code, for which noncompliance can result in additional taxes on participants in deferred compensation arrangements.

Accounting matters.    In establishing performance goals for equity compensation, the Compensation Committee may consider the impact of accounting rules. Accounting rules prescribe the way in which compensation is expensed. For example, under GAAP, compensation is generally expensed when earned. Financial Accounting Standards Board Accounting Standards Codification Topic 718 generally requires that equity compensation awards be accounted for based on their grant-date fair value, which is recognized over the relevant service periods. The Compensation Committee also has discretion in determining the level of achievement for the award and may determine that there should not be any incentive payout that would result solely from the adoption of a new accounting principle that affects a financial measure.

   COMPENSATION DISCUSSION AND ANALYSIS

COMPENSATION COMMITTEE REPORT

The Compensation Committee, which is composed solely of independent directors, has reviewed and discussed with management the foregoing Compensation Discussion and Analysis. Based on such review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into HEI's Annual Report on Form 10-K for the year ended December 31, 2019 (HEI's 2019 Form 10-K).

Compensation Committee
Thomas B. Fargo, Chairperson
Richard J. Dahl
Peggy Y. Fowler
Mary G. Powell
Eva T. Zlotnicka

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee consists of the five independent directors listed above under "Compensation Committee Report." No member of the Compensation Committee during 2019 was an employee or former employee of HEI. During 2019, no member of the Compensation Committee had a relationship that must be described under SEC rules regarding disclosure of related person transactions. In 2019, none of HEI's executive officers served on the compensation committee (or its equivalent) or board of directors of another entity (excluding tax-exempt organizations) where an executive officer of such an entity served on HEI's Compensation Committee or Board of Directors.

   EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION TABLES

Summary Compensation Table

The table below shows total compensation for 2017-19 for named executive officers (NEOs).

•
Cash compensation earned for the applicable year is reported in the "Salary," "Nonequity Incentive Plan Compensation" and "All Other Compensation" columns (except see explanation in the paragraph below regarding the 2015-17 LTIP and 2016-18 LTIP awards).

•
Due to the disclosure timing differences between cash and equity-based LTIP awards, the amounts in the Summary Compensation Table for 2017 and 2018 are notably higher than, and not comparable to, the reported amount for 2019, and are not reflective of 2017 and 2018 NEO target compensation. This is because LTIP awards made in 2015 and 2016 (settled in 2017 and 2018, respectively) were denominated in cash rather than in stock due to the NextEra merger that was pending when the applicable award opportunities were established. SEC rules require cash-denominated LTIP awards to be reported in the year settled, whereas equity-based awards are reported in the year in which they are granted. As a result, the 2017 and 2018 amounts in the table include both (i) cash settlement of LTIP awards granted in 2015 and 2016 (with respect to the 2015-2017 LTIP and 2016-2018 LTIP), and (ii) equity-based LTIP grants made in 2017 and 2018 (with respect to the 2017-2019 LTIP and 2018-2020 LTIP).

•
The "Stock Awards" column reflects: (i) the opportunity to earn shares of HEI Common Stock under the 2017-19 LTIP, 2018-20 LTIP and 2019-2021 LTIP, respectively, if performance metrics are achieved and (ii) RSUs that vest over the respective 2017-20, 2018-21 and 2019-2022 periods and may be forfeited in whole or in part if the executive leaves before the vesting period ends.

2019 SUMMARY COMPENSATION TABLE

Name and 2019 Principal Positions	Year	Salary ($)[1]	Stock Awards ($)[2]	Nonequity Incentive Plan Compensation ($)[3]	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)[4]	All Other Compensation ($)[5]	Total Without Change in Pension Value ($)[6]	Total ($)

Constance H. Lau	2019	926,300	2,344,943	957,886	660,533	13,239	4,242,368	4,902,901
HEI President & CEO	2018	921,800	2,201,594	2,602,037	—	—	5,725,431	5,725,431
ASB Chair	2017	893,533	2,151,295	2,337,155	531,763	—	5,381,983	5,913,746
Hawaiian Electric Chair

Gregory C. Hazelton*	2019	527,917	693,866	321,724	184,099	26,057	1,569,564	1,753,663
HEI Executive Vice	2018	512,500	676,069	623,082	86,716	33,231	1,844,882	1,931,598
President and CFO	2017	487,500	597,967	327,163	86,449	39,096	1,451,726	1,538,175

Alan M. Oshima	2019	707,350	1,143,849	412,527	165,887	14,160	2,277,886	2,443,773
Hawaiian Electric	2018	686,750	1,114,464	1,012,797	91,578	13,635	2,827,646	2,919,224
President & CEO	2017	655,583	1,071,359	847,170	187,506	13,230	2,587,342	2,774,848

Richard F. Wacker	2019	700,200	710,286	519,548	—	37,857	1,967,891	1,967,891
ASB President & CEO	2018	679,800	692,855	1,893,928	—	47,371	3,313,954	3,313,954
	2017	660,000	679,044	1,699,252	—	52,796	3,091,092	3,091,092

*
Mr. Hazelton joined HEI as Senior Vice President, Finance on October 24, 2016 and was promoted to HEI Executive Vice President & CFO on April 2, 2017.

1
Salary.  This column represents cash base salary received for the year.

2
Stock Awards.  These amounts represent the aggregate grant date fair value of stock awards granted in the years shown computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (FASB ASC Topic 718). For 2017, 2018 and 2019, these amounts are composed of: (i) the opportunity (based on probable outcome of performance conditions (in this case, target) as of the grant date) to earn shares of HEI Common Stock in the future pursuant to the 2017-19, 2018-20 and 2019-21 LTIPs, respectively, if pre-established performance goals are achieved and (ii) RSUs vesting in installments over a four-year period. Since the 2015-17 and 2016-18 LTIPs are denominated in cash rather than in stock, in accordance with SEC rules, the cash payouts are reported in the "Nonequity Incentive Plan Compensation" column in this Summary Compensation Table for 2017 and 2018, respectively. See the 2019 Grants of Plan-Based Awards table below for the portion of the amount in the Stock Awards column above that is composed of 2019 grants of RSUs and performance-based award

   EXECUTIVE COMPENSATION

  opportunities under the 2019-21 LTIP. Assuming achievement of the highest level of performance conditions, the maximum value of the performance awards payable in 2022 under the 2019-21 LTIP would be: Ms. Lau $3,300,398; Mr. Hazelton $859,870; Mr. Oshima $1,368,154 and Mr. Wacker $1,140,458.

For a discussion of the assumptions underlying the amounts set out for the RSUs and 2019-2021 LTIP, see Note 11 to the Consolidated Financial Statements in HEI's 2019 Form 10-K.

3
Nonequity Incentive Plan Compensation.  These amounts represent cash payouts to named executive officers under the annual incentive plan, the EICP, earned for the years shown. For 2017 and 2018, the amounts in this column also include the cash payouts from the 2015-17 and 2016-18 LTIPs, respectively.

4
Change in Pension Value and Nonqualified Deferred Compensation Earnings.  These amounts represent the change in present value of the accrued pension and executive death benefits from beginning of year to end of year for 2017, 2018 and 2019. These amounts are not current payments; pension and executive death benefits are only paid after retirement or death, as applicable. The amounts in this column depend heavily on changes in actuarial assumptions, such as discount rates, and also are impacted by years of service and age. In accordance with SEC rules, the negative change in value in 2018 for Ms. Lau is shown as no change in the table above. For a further discussion of the applicable plans, see the 2019 Pension Benefits table and related notes below. No named executive officer had above-market or preferential earnings on nonqualified deferred compensation for the periods covered in the table above.

5
All Other Compensation.  The following table summarizes the components of "All Other Compensation" with respect to 2019:

Name	Contributions to Defined Contribution Plans ($)[a]	Other ($)[b]	Total All Other Compensation ($)

Constance H. Lau	—	13,239	13,239
Gregory C. Hazelton	8,400	17,657	26,057
Alan M. Oshima	8,400	5,760	14,160
Richard F. Wacker	18,004	19,853	37,857

  a
  Mr. Wacker received matching contributions to his account in the ASB 401(k) Plan up to the amount permitted based on eligible compensation ($280,000 in 2019) and the portion of his 2019 profit-sharing contribution based on eligible compensation. Messrs. Hazelton and Oshima received matching contributions to their accounts in the HEI Retirement Savings Plan up to the amount permitted based on eligible compensation ($280,000 in 2019).

  b
  Ms. Lau and Messrs. Hazelton, Oshima and Wacher received club membership dues. Mr. Hazelton also had one more week of vacation than employees with similar length of service would usually receive. Mr. Wacker also had one more day of paid time off than ASB employees with similar length of service below the Senior Vice President level receive, and a profit-sharing contribution to his account under the ASB Select Deferred Compensation Plan in the amount of his profit-sharing contribution that could not be included in his ASB 401(k) Plan account due to limits on eligible compensation.
6
Total Without Change in Pension Value.  Total Without Change in Pension Value represents total compensation as determined under SEC rules, minus the change in pension value and executive death benefits amount reported in the Change in Pension Value and Nonqualified Deferred Compensation Earnings column. We include this column because the magnitude of the change in pension value and death benefits in a given year is largely determined by actuarial assumptions, such as discount rates and mortality assumptions set by the Society of Actuaries, and does not reflect decisions made by the Compensation Committee for that year or the actual benefit necessarily to be received by the recipient. The amounts reported in the Total Without Change in Pension Value column may differ substantially from the amounts reported in the Total column and are not a substitute for the Total column.

Additional narrative disclosure about salary, stock awards, nonequity incentive plan compensation, change in pension benefits and nonqualified deferred compensation earnings and all other compensation can be found in the Compensation Discussion and Analysis above.

   EXECUTIVE COMPENSATION

Grants of Plan-Based Awards

The table below shows cash-performance award opportunities under the 2019 EICP, equity-based performance award opportunities granted under the LTIP for performance over the 2019-21 period and payable in 2022, and RSUs granted in 2019 and vesting in installments over four years.

2019 GRANTS OF PLAN-BASED AWARDS

								All Other Stock Awards: Number of Shares of Stock or Units (#)[3]
		Estimated Future Payouts Under Nonequity Incentive Plan Awards[1]			Estimated Future Payouts Under Equity Incentive Plan Awards[2]
									Grant Date Fair Value of Stock Awards ($)[4]
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Constance H.	2/14/19 EICP	463,150	926,300	1,852,600	—	—	—	—	—
Lau	2/14/19 LTIP	—	—	—	21,510	43,021	86,042	—	1,650,199
	2/14/19 RSU	—	—	—	—	—	—	18,438	694,744

Gregory C.	2/14/19 EICP	158,375	316,750	633,500	—	—	—	—	—
Hazelton	2/14/19 LTIP	—	—	—	5,604	11,208	22,417	—	429,918
	2/14/19 RSU	—	—	—	—	—	—	7,005	263,948

Alan M.	2/14/19 EICP	265,256	530,513	1,061,025	—	—	—	—	—
Oshima	2/14/19 LTIP	—	—	—	8,917	17,834	35,668	—	684,078
	2/14/19 RSU	—	—	—	—	—	—	12,202	459,771

Richard F.	2/14/19 EICP	280,080	560,160	1,120,320	—	—	—	—	—
Wacker	2/14/19 LTIP	—	—	—	7,433	14,866	29,732	—	570,229
	2/14/19 RSU	—	—	—	—	—	—	3,717	140,057

EICP Executive Incentive Compensation Plan (annual incentive)

LTIP Long-Term Incentive Plan (2019-21 period)

RSU Restricted Stock Units

1
Estimated Future Payouts Under Nonequity Incentive Plan Awards.  Shows possible cash payouts under the 2019 EICP based on meeting performance goals set in February 2019 at threshold, target and maximum levels. Actual payouts for the 2019 EICP are reported in the 2019 Summary Compensation Table above.

2
Estimated Future Payouts Under Equity Incentive Plan Awards.  Represents number of shares of stock that may be issued under the 2019-21 LTIP based upon the achievement of performance goals set in February 2019 at threshold, target and maximum levels and vesting at the end of the three-year performance period. LTIP awards are forfeited for terminations of employment during the vesting period, except for terminations due to death, disability or retirement, which allow for pro-rata participation based upon completed months of service after a minimum number of months of service in the performance period. Dividend equivalent shares, not included in the chart, are compounded over the period at the actual dividend rate and are paid at the end of the performance period based on actual shares earned.

3
All Other Stock Awards: Number of Shares of Stock or Units. Represents number of RSUs awarded in 2019 that will vest and be issued as unrestricted stock in four equal annual installments on the grant date anniversaries. Unvested awards are forfeited for terminations of employment during the vesting period, except for terminations due to death, disability or retirement, which allow for pro-rata vesting up to the date of termination. Receipt of RSU awards is generally subject to continued employment and expiration of the applicable vesting period. Dividend equivalent shares, not included in the chart, are compounded over the period at the actual dividend rate and are paid in HEI Common Stock on RSUs vesting in a given year.

4
Grant Date Fair Value of Stock Awards.  Grant date fair value for shares under the 2019-21 LTIP is estimated in accordance with the fair-value based measurement of accounting, as described in FASB ASC Topic 718 based upon the probable (in this case, target) outcome of the performance conditions as of the grant date. For a discussion of the assumptions and methodologies used to calculate the amounts reported, see the discussion of performance awards contained in Note 11 (Share-based compensation) to the Consolidated Financial Statements in HEI's 2019 Form 10-K. Grant date fair value for RSUs is based on the closing price of HEI Common Stock on the NYSE on the date of the grant of the award.

   EXECUTIVE COMPENSATION

Outstanding Equity Awards at 2019 Fiscal Year-End

		Stock Awards
				Equity Incentive Plan Awards
		Shares or Units of Stock That Have Not Vested[1]		Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)[3]	Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)[2]
Name	Grant Year	Number (#)	Market Value ($)[2]

Constance H. Lau	2016	5,421	254,028	—	—
	2017	10,008	468,975	—	—
	2018	15,201	712,319	86,478	4,052,359
	2019	18,438	864,005	86,042	4,031,928
	Total	49,068	2,299,327	172,520	8,084,287

Gregory C. Hazelton	2016	908	42,549	—	—
	2017	3,360	157,450	—	—
	2018	5,634	264,009	24,040	1,126,514
	2019	7,005	328,254	22,417	1,050,461
	Total	16,907	792,262	46,457	2,176,975

Alan M. Oshima	2016	3,172	148,640	—	—
	2017	6,364	298,217	—	—
	2018	9,815	459,931	38,253	1,792,536
	2019	12,202	571,786	35,668	1,671,402
	Total	31,553	1,478,574	73,921	3,463,938

Richard F. Wacker	2016	1,070	50,140	—	—
	2017	1,971	92,361	—	—
	2018	2,989	140,065	31,887	1,494,225
	2019	3,717	174,179	29,732	1,393,242
	Total	9,747	456,745	61,619	2,887,467

1
Shares or Units of Stock That Have Not Vested.  The remaining installments of the 2016 RSUs for Ms. Lau and Messrs. Oshima and Wacker vested on February 5, 2020. Of the remaining installments of the 2017 RSUs, one installment vested on January 31, 2020 and the remainder will vest on January 31, 2021. Of the remaining installments of the 2018 RSUs, one installment vested on January 31, 2020 and the remainder will vest in equal annual installments on January 31, 2021 and 2022. For the 2019 RSUs, one installment vested on February 14, 2020 and the remainder will vest in equal annual installments on February 14, 2021, 2022 and 2023. For Mr. Hazelton's HEI RSUs granted to replace the unvested portion of his prior employer RSUs granted in 2016, the remaining installment vested on February 5, 2020.

2
Market Value.  Market value is based upon the closing per-share trading price of HEI Common Stock on the NYSE of $46.86 as of December 31, 2019.

3
Number of Unearned Shares, Units or Other Rights That Have Not Vested.  Represents number of shares of HEI Common Stock that would be issued under the 2018-20 and 2019-21 LTIPs if performance goals are met at the maximum level at the end of the respective three-year performance periods.

   EXECUTIVE COMPENSATION

2019 Option Exercises and Stock Vested

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)		Value Realized on Vesting ($)

Constance H. Lau	22,105	[1]	839,548

	49,895	[2]	2,338,080	[3]

Gregory C. Hazelton	10,202	[1]	387,472

	12,564	[2]	588,749	[3]

Alan M. Oshima	12,788	[1]	485,688

	21,592	[2]	1,011,801	[3]

Richard F. Wacker	4,361	[1]	165,631

	33,348	[2]	1,562,687	[3]

1
Represents the number of shares acquired (and dividend equivalents paid in stock based on number of shares vested) upon the 2019 vesting of installments of RSUs granted on February 6, 2015, February 5, 2016, October 24, 2016, January 31, 2017 and January 31, 2018. Value realized on vesting includes dividend equivalents.

Name	Number of Shares Acquired on Vesting	Compounded Dividend Equivalents	Total Shares Acquired on Vesting

Constance H. Lau	20,159	1,946	22,105
Gregory C. Hazelton	9,138	1,064	10,202
Alan M. Oshima	11,723	1,065	12,788
Richard F. Wacker	3,977	384	4,361

2
Represents the number of shares acquired (and dividend equivalents paid in stock based on earned shares) upon vesting of performance share awards under the 2017-19 LTIP, which were payable in stock at the end of the performance period. Value realized on vesting includes dividend equivalents. The Compensation Committee certified the achievement of the applicable performance measures on February 11, 2020.

Name	Number of Shares Acquired on Vesting	Compounded Dividend Equivalents	Total Shares Acquired on Vesting

Constance H. Lau	45,113	4,782	49,895
Gregory C. Hazelton	11,360	1,204	12,564
Alan M. Oshima	19,523	2,069	21,592
Richard F. Wacker	30,152	3,196	33,348

3
Represents vested 2017-19 LTIP shares at 2019 year-end closing price of HEI Common Stock on the NYSE of $46.86 per share on December 31, 2019. Actual settlement of the performance share awards under the 2017-19 LTIP occurred on February 14, 2020 (after the February 11, 2020 certification of the applicable performance results) based on the closing price of HEI Common Stock on the NYSE of $50.40 per share. The actual settlement amounts were: Ms. Lau $2,514,708; Mr. Hazelton $633,226; Mr. Oshima $1,088,237 and Mr. Wacker $1,680,739.

   EXECUTIVE COMPENSATION

Pension Benefits

The table below shows the present value as of December 31, 2019 of accumulated benefits for each of the named executive officers and the number of years of service credited to each executive under the applicable pension plan and, for Ms. Lau, the executive death benefit plan, determined using the interest rate, mortality table and other assumptions described below, which are consistent with those used in HEI's financial statements (see Note 10 to the Consolidated Financial Statements in HEI's 2019 Form 10-K):

2019 PENSION BENEFITS

Name	Plan Name	Number of Years of Credited Service (#)	Present Value of Accumulated Benefit ($)[6]	Payments During the Last Fiscal Year ($)

Constance H. Lau	HEI Retirement Plan[1]	28.8	2,561,882	—
	ASB Retirement Plan[2]	6.4	276,984	—
	HEI Supplemental Executive Retirement Plan[3]	24.3	7,853,804	—
	HEI Excess Pay Plan[4]	8.6	1,742,984	—
	HEI Executive Death Benefit[5]	—	735,521	—

Gregory C. Hazelton	HEI Retirement Plan[1]	5.1	235,987	—
	HEI Excess Pay Plan[4]	5.1	199,936	—

Alan M. Oshima	HEI Retirement Plan[1]	8.2	382,511	—
	HEI Excess Pay Plan[4]	8.2	567,862	—

Richard F. Wacker[7]	—	—	—	—

1
The HEI Retirement Plan is the standard retirement plan for HEI and Hawaiian Electric employees. Normal retirement benefits under the HEI Retirement Plan for management employees hired before May 1, 2011, including Ms. Lau, are calculated based on a formula of 2.04% × Credited Service (maximum 67%) × Final Average Compensation (average monthly base salary for highest thirty-six consecutive months out of the last ten years). Credited service is generally the same as the years of service with HEI and other participating companies (Hawaiian Electric and its subsidiaries). Credited service is also provided for limited unused sick leave and for the period a vested participant is on long-term disability. The normal form of benefit is a joint and 50% survivor annuity for married participants and a single life annuity for unmarried participants. Actuarially equivalent optional forms of benefit are also available. Participants who qualify to receive retirement benefits immediately upon termination of employment may also elect a single sum distribution of up to $100,000 with the remaining benefit payable as an annuity. Single sum distributions are not eligible for early retirement subsidies, and so may not be as valuable as an annuity at early retirement. Retirement benefits are increased by an amount equal to approximately 1.4% of the initial benefit every twelve months following retirement. The plan provides benefits at early retirement (prior to age 65), normal retirement (age 65), deferred retirement (over age 65) and death. Subsidized early retirement benefits are available for participants who meet certain age and service requirements at ages 50-64. The accrued normal retirement benefit is reduced by an applicable percentage, which ranges from 30% for early retirement at age 50 with at least 15 years of service to 1% at age 59. Accrued benefits are not reduced for eligible employees who retire at age 60 and above. The early retirement subsidies are not available to employees who terminate employment with vested benefits but prior to satisfying the age and service requirements for the early retirement subsidies.

  HEI and Hawaiian Electric management employees who commenced employment on or after May 1, 2011, such as Messrs. Hazelton and Oshima, receive reduced benefits under the HEI Retirement Plan (e.g., reduced benefit formula, more stringent requirements for subsidized early retirement benefits, reduced early retirement subsidies and no post-retirement cost-of-living adjustment). Normal retirement benefits for these employees are calculated based on a formula of 1.5% × Credited Service × Final Average Compensation (average monthly base salary for highest thirty-six consecutive months out of the last ten years). These employees are eligible for a limited match under the HEI Retirement Savings Plan (50% match on the first 6% of compensation deferred).

  Ms. Lau and Messrs. Hazelton and Oshima are vested in retirement benefits under the HEI Retirement Plan.

2
Ms. Lau is a participant in the ASB Retirement Plan. She is currently eligible to retire with full normal retirement benefits (limited to her years of credited service) under the plan. No other named executive officer is a participant in the plan or entitled to benefits under the plan. At the time of Ms. Lau's promotion to HEI President and CEO on May 2, 2006, her credited service under the plan was frozen and she resumed participation in the HEI Retirement Plan. Future benefit accruals for all participants under the ASB Retirement Plan were frozen effective December 31, 2007. As a result, credited service and compensation after December 31, 2007 are not recognized in calculating retirement benefits under the plan. Normal retirement benefits under the frozen plan are calculated based on a formula of 1.5% × Credited Service to December 31, 2007 (maximum 35 years) × Final Average Compensation at December 31, 2007 (averaged over the highest paying five consecutive calendar years out of the last ten calendar years prior to 2008). Compensation is primarily gross earnings but excludes commissions, stock options and other equity compensation, LTIP payments, deferrals to and distributions from the ASB Select Deferred Compensation Plan and other "fringe benefits" as defined in the plan. Early retirement benefits are available for participants who retire after attaining age 55 with a minimum of ten years of service. Beginning at age 60 the benefits are subsidized. The accrued normal retirement benefit is reduced by an applicable percentage which ranges from 59.8% for early retirement at age 55 to 2% at age 64. The early retirement subsidies are not available to employees who terminate employment with vested benefits but prior to satisfying the age and service requirements for the early retirement subsidies.

   EXECUTIVE COMPENSATION

3
Ms. Lau is a participant in the HEI Supplemental Executive Retirement Plan, which was frozen effective December 31, 2008. She is currently eligible to retire with full normal retirement benefits (limited to benefits accrued before 2009) under the plan. No other named executive officer is a participant in the plan or entitled to benefits under the plan. Benefits under the plan are determined based on a formula of 2.04% × Credited Service to December 31, 2008 (maximum 60%) × Final Average Compensation at December 31, 2008 (average monthly base salary plus annual incentive awards for the three highest calendar years out of the last sixty months prior to 2009). Credited service is based on actual years of service through December 31, 2008 with any HEI-affiliated company, including ASB and Hawaiian Electric and its subsidiaries. Although Ms. Lau has more than 30 years of actual service with HEI-affiliated companies, she receives only 24.3 years of credited service for purposes of the HEI Supplemental Executive Retirement Plan. Benefits under the plan are reduced by benefits accrued as of December 31, 2008 under the HEI Retirement Plan, ASB Retirement Plan and social security. Early retirement and death benefits similar to those available under the HEI Retirement Plan are available under the plan. Distributions will be delayed for a 6-month period to the extent necessary to comply with Internal Revenue Code Section 409A.

4
As of December 31, 2019, all of the named executive officers, except for Mr. Wacker, were participants in the HEI Excess Pay Plan. Ms. Lau and and Messrs. Hazelton and Oshima are vested in retirement benefits under such plan. Benefits under the HEI Excess Pay Plan are determined using the same formula as the HEI Retirement Plan, but are not subject to the Internal Revenue Code limits on the amount of annual compensation that can be used for calculating benefits under qualified retirement plans ($280,000 in 2019 as indexed for inflation) and on the amount of annual benefits that can be paid from qualified retirement plans (the lesser of $225,000 in 2019 as indexed for inflation, or the participant's highest average compensation over three consecutive calendar years). Benefits payable under the HEI Excess Pay Plan are reduced by the benefit payable from the HEI Retirement Plan. Early retirement, death benefits and vesting provisions are similar to the HEI Retirement Plan.

5
Ms. Lau is covered by the Executive Death Benefit Plan of HEI and Participating Subsidiaries. The plan was amended effective September 9, 2009 to close participation to new participants and freeze the benefit for existing participants. Under the amendment, death benefits will be paid based on salaries as of September 9, 2009. The plan provides death benefits equal to two times the executive's base salary as of September 9, 2009 if the executive dies while actively employed or, if disabled, dies prior to age 65, and one times the executive's base salary as of September 9, 2009 if the executive dies following retirement. The amounts shown in the table above assume death following retirement. Death benefits are grossed up by the amount necessary to pay income taxes on the grossed up benefit amount as an equivalent to the tax exclusion for death benefits paid from a life insurance policy. Messrs. Hazelton, Oshima and Wacker were not employed by the companies at the time the plan was frozen and therefore are not entitled to any benefits under the plan.

6
The present value of accumulated benefits for the named executive officers included in the 2019 Pension Benefits table was determined based on the following:

  Methodology:    The present values are calculated as of December 31, 2019 based on the credited service and pay of the named executive officer as of such date (or the date of benefit freeze, if earlier).

  Assumptions:

  a.
  Discount Rate — The discount rate is the interest rate used to discount future benefit payments in order to reflect the time value of money. The discount rates used in the present value calculations are 3.61% for HEI retirement benefits, 3.49% for ASB retirement benefits and 3.52% for executive death benefits as of December 31, 2019.

  b.
  Mortality Table — The PRI-2012 Mortality Table (separate male and female rates) with generational projection using scale MP-2019 from base year 2012 is used to discount future pension benefit payments in order to reflect the probability of survival to any given future date. For the calculation of the executive death benefit present values, the mortality table rates are multiplied by the death benefit to capture the death benefit payments assumed to occur at all future dates. Mortality is applied post-retirement only.

  c.
  Retirement Age — A named executive officer included in the table is assumed to remain in active employment until, and assumed to retire at, the later of (a) the earliest age when unreduced pension benefits would be payable or (b) attained age as of December 31, 2019.

  d.
  Pre-Retirement Decrements — Pre-retirement decrements refer to events that could occur between the measurement date and the retirement age (such as withdrawal, early retirement and death) that would impact the present value of benefits. No pre-retirement decrements are assumed in the calculation of pension benefit table present values. Pre-retirement decrements are assumed for financial statement purposes.

  e.
  Unused Sick Leave — Each named executive officer who participates in the HEI Retirement Plan is assumed to have accumulated 1,160 unused sick leave hours at retirement age.

7
Mr. Wacker is not eligible to participate in any of the plans in the above 2019 Pension Benefits table because such plans either (i) are not open to employees of ASB or (ii) were frozen to new participants before Mr. Wacker joined ASB.

   EXECUTIVE COMPENSATION

2019 Nonqualified Deferred Compensation

Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings/(Losses) in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)[4]

Constance H. Lau[1]	—	—	135,072	—	599,985

Gregory C. Hazelton	—	—	—	—	—

Alan M. Oshima[2]	—	—	169,264	—	852,954

Richard F. Wacker[3]	—	13,750	26,763	—	136,314

1
While employed by ASB, Ms. Lau was eligible to defer compensation under the ASB Select Deferred Compensation Plan, a contributory nonqualified deferred compensation plan. She elected to defer $100,000 each year from bonuses awarded to her in 2004 and 2005. These amounts are reflected in the "Aggregate Balance at Last FYE" column of the table above and were previously reported as compensation to Ms. Lau in the 2004 and 2005 Summary Compensation Tables in the proxy statements for such years. Since 2008 she no longer earns any compensation from ASB that could be deferred to the plan. The ASB Deferred Compensation Plan allows select ASB employees to defer up to 100% of current salary, bonus and commissions. Pursuant to a 2009 amendment, the plan provides for employer matching contributions and profit-sharing contributions for plan years beginning January 1, 2010. These matching and profit-sharing contributions take into account compensation which is excluded from consideration under the ASB 401(k) Plan, including on account of being contributed to the ASB Deferred Compensation Plan or being in excess of limits on eligible compensation imposed by the Internal Revenue Code. The deferred amounts are credited with gains/losses of deemed investments chosen by the participant from a designated list of publicly traded mutual funds and other investment offerings. Earnings are not above-market or preferential and therefore are not included in the 2019 Summary Compensation Table above. Under the plan, a participant may receive an interim distribution while employed, but no earlier than the first day of the fourth plan year following the effective date of the initial election to defer. A participant may also request a withdrawal of a portion of his or her account to satisfy an unforeseeable emergency. The distribution of accounts from the plan is triggered by disability, death or separation from service (including retirement) and will be delayed for a 6-month period to the extent necessary to comply with Internal Revenue Code Section 409A. A participant may elect to receive such distributions in a lump sum or in substantially equal payments spread over a period not to exceed 15 years.

2
Represents salary and incentive compensation deferrals under the HEI Deferred Compensation Plan, a contributory nonqualified deferred compensation plan implemented in 2011. The plan allows certain HEI and Hawaiian Electric executives to defer up to 100% of annual base salary in excess of the compensation limit set forth in Internal Revenue Code Section 401(a)(17) ($280,000 in 2019, as indexed for inflation) and up to 80% of any incentive compensation paid in cash. In 2019, there were no matching or other employer contributions under the plan. The deferred amounts are credited with gains/losses of deemed investments chosen by the participant from a designated list of publicly traded mutual funds and other investment offerings. Earnings are not above-market or preferential and therefore are not included in the 2019 Summary Compensation Table above. The distribution of accounts from the plan is triggered by disability, death or separation from service (including retirement) and will be delayed for a 6-month period to the extent necessary to comply with Internal Revenue Code Section 409A. A participant may elect to receive distributions triggered by separation from service in a lump sum or in substantially equal payments spread over a period not to exceed 15 years. Lump sum benefits are payable in the event of disability or death.

3
Mr. Wacker has not deferred any amounts under the ASB Deferred Compensation Plan. In 2019 he received a profit-sharing contribution to his account under such plan for the portion of his profit-sharing contribution that could not be made to his ASB 401(k) Plan account due to Internal Revenue Code limits on eligible compensation for 401(k) plans. The amount of such profit-sharing contribution is included in the "All Other Compensation" column of the 2019 Summary Compensation Table for the year 2018.

4
Amounts in this column include contributions reported in the Summary Compensation Table for each year in which each executive listed above was a named executive officer.

   EXECUTIVE COMPENSATION

Potential Payments Upon Termination or Change in Control

The table below shows the potential payments to each named executive officer in the event of retirement, death or disability, voluntary termination, termination for cause, termination without cause and termination after change in control, assuming termination occurred on December 31, 2019. The amounts listed below are estimates; actual amounts to be paid would depend on the actual date of termination and circumstances existing at that time.

2019 TERMINATION/CHANGE-IN-CONTROL PAYMENT TABLE

Name/ Benefit Plan or Program	Retirement on 12/31/19 ($)[1]	Termination due to death or disability on 12/31/19 ($)[2]	Voluntary termination, termination for and without cause on 12/31/19 ($)[3]	Termination after change in control on 12/31/19 ($)[4]

Constance H. Lau
Executive Incentive Compensation Plan[5]	—	—	—	—
Long-Term Incentive Plan[6]	2,133,442	2,133,442	—	—
Restricted Stock Units[7]	984,104	984,104	—	—
Change-in-Control Agreement[4]	—	—	—	10,506,190
TOTAL	3,117,546	3,117,546	—	10,506,190

Gregory C. Hazelton
Executive Incentive Compensation Plan[5]	—	—	—	—
Long-Term Incentive Plan[6]	—	580,970	—	—
Restricted Stock Units[7]	—	303,149	—	—
Change-in-Control Agreement[4]	—	—	—	2,793,289
TOTAL	—	884,119	—	2,793,289

Alan M. Oshima*
Executive Incentive Compensation Plan[5]	—	—	—	—
Long-Term Incentive Plan[6]	924,548	924,548	—	1,817,115
Restricted Stock Units[7]	619,972	619,972	—	1,580,494
TOTAL	1,544,520	1,544,520	—	3,397,609

Richard F. Wacker
Executive Incentive Compensation Plan[5]	—	—	—	—
Long-Term Incentive Plan[6]	770,659	770,659	—	—
Restricted Stock Units[7]	194,827	194,827	—	—
Change-in-Control Agreement[4]	—	—	—	4,769,225
TOTAL	965,486	965,486	—	4,769,225

*
Mr. Oshima did not have a change-in-control agreement as of December 31, 2019.

Note: All stock-based award amounts were valued using the 2019 year-end closing price of HEI Common Stock on the NYSE of $46.86 per share on December 31, 2019. Other benefits that are available to all salaried employees on a nondiscriminatory basis and perquisites aggregating less than $10,000 in value have not been listed.

1
Retirement payments & benefits.    In addition to the amounts shown in this column, retired executives are entitled to receive their vested retirement plan and deferred compensation benefits under all termination scenarios. See the 2019 Pension Benefits and 2019 Nonqualified Deferred Compensation tables above. Because Mr. Hazelton has not worked a total of five continuous years with the Company, he is not fully vested under the 2010 Equity and Incentive Plan, as amended (EIP), which includes the Long-Term Incentive Plan and Restricted Stock Units. Accordingly no amounts are shown in this column for him.

2
Termination due to death or disability payments & benefits.    All named executive officers were eligible for death or disability payments & benefits as of December 31, 2019.

3
Voluntary termination payments & benefits.    If the executive voluntarily terminates employment, he or she could lose any annual or long-term incentives based upon the Compensation Committee's right to amend, suspend or terminate any incentive award or any portion of it at any time. Voluntary termination results in the forfeiture of unvested RSUs and participation in incentive plans. The executive's entitlement to rights under his or her change-in-control agreement would also end.

Termination for cause payments & benefits.    If the executive is terminated for cause, he or she could lose any annual or long-term incentives based upon the Compensation Committee's right to amend, suspend or terminate any incentive award or any portion of it at any time. "Cause" generally means a violation of the HEI Corporate Code of Conduct or, for purposes of awards under the EIP, has the meaning set forth in such plan. Termination for cause results in the forfeiture of all unvested RSUs and participation in incentive plans. The executive's entitlement to rights under his or her change-in-control agreement would also end.

   EXECUTIVE COMPENSATION

  Termination without cause payments & benefits.    If the executive is terminated without cause, he or she could lose any annual or long-term incentives based upon the Compensation Committee's right to amend, suspend or terminate any incentive award or any portion of it at any time. Termination without cause results in the forfeiture of unvested RSUs. As discussed in footnote [4] below, different benefits would be payable to the named executive officers if their termination without cause were to follow a change in control under the terms of their change-in-control agreements.

4
Termination after change-in-control payments & benefits. Ms. Lau and Messrs. Hazelton and Wacker had change-in-control agreements as of December 31, 2019.

"Change in control" generally means a change in ownership of HEI, a substantial change in the voting power of HEI's securities or a change in the majority of the composition of the Board following the consummation of a merger, tender offer or similar transaction. Mr. Wacker's change-in-control agreement defines "change in control" to also mean a sale of (or equivalent transaction involving) ASB. The change-in-control agreements are double trigger, which means that they provide for cash severance and other benefits only upon a qualifying termination of the executives' employment following a change in control. Ms. Lau has a lump sum severance multiplier of three times and Messrs. Hazelton and Wacker have a lump sum severance multiplier of two times, in each case applied to the sum of the executive's base salary and annual incentive compensation (determined to be the greater of the current target or the largest actual annual incentive compensation during the preceding three years).

In addition, under the change-in-control agreements executives would receive continued life, disability, dental, accident and health insurance benefits for the severance period (i.e., the number of years equal to the applicable severance multiplier). Executives would receive a lump sum payment equal to the present value of the additional benefit the executives would have earned under their respective retirement and savings plans during the severance period. Executives would also receive the greater of current target or actual projected EICP and cash-based LTIP compensation, pro-rated if termination occurs during the first half of the applicable performance period and the full value if termination occurs in the second half of the applicable performance period. For RSUs not granted under the LTIP, in the event of a change in control as defined by the EIP, either (i) the surviving or acquiring entity will assume all outstanding RSUs not granted under LTIP or will substitute similar awards and such awards would vest in full upon a termination within 24 months following the change in control without cause or by the participant with good reason, as each term is defined by the EIP or (ii) to the extent the surviving entity refuses to assume or substitute such awards, such awards shall become fully vested. For the named executive officers who are eligible to participate in the HEI Retirement Plan, additional age and service credit is received for the severance period for purposes of determining retiree welfare benefit eligibility. Executives would receive outplacement services, capped at 15% of annual base salary. Payment would generally be delayed for six months following termination of employment to the extent required to avoid an additional tax under Section 409A of the Internal Revenue Code. Interest would accrue during any six-month delay period at the prevailing six-month certificate of deposit rate and payments would be set aside during that period in a grantor (rabbi) trust. There are no tax gross ups provided for in the agreements and, as provided in the change-in-control agreements, the total severance amount shown is limited to the maximum amount deductible under Section 280G of the Internal Revenue Code with respect to each named executive officer. Payment of the foregoing benefits is subject to a release of claims by the applicable named executive officer.

5
Executive Incentive Compensation Plan (EICP).    Excludes amounts payable under the 2019 EICP because those amounts would have vested without regard to termination because the applicable performance period ended on December 31, 2019. Upon death, disability or retirement, executives continue to participate in the EICP on a pro-rata basis if the executive has met applicable minimum service requirements, with a lump sum payment to be made by the Company if the applicable performance goals are achieved. The plan documents provide that in the event of a change in control as defined by the EIP, the EICP award would be immediately paid out in cash at target level, pro-rated for completed months of service in the performance period. For the remaining unvested portion of the award, the EIP provides that: (i) the surviving entity or acquiring entity will assume all awards outstanding under the EICP or will substitute similar awards and such awards would vest in full upon a termination within 24 months following the change in control without cause or by the participant with good reason, as each term is defined by the EIP or (ii) to the extent the surviving entity refuses to assume or substitute such awards, such awards shall become fully vested (with all performance goals deemed achieved at 100% of target levels). Annual incentive compensation payments for Ms. Lau and Messrs. Hazelton and Wacker in the event of a change in control are further described in footnote [4] above.

6
Long-Term Incentive Plan (LTIP).    Excludes amounts payable under the 2017-19 LTIP because those amounts would have vested without regard to termination because the applicable performance period ended on December 31, 2019. Upon death, disability or retirement, executives continue to participate in each ongoing LTIP cycle on a pro-rata basis if the executive has met applicable minimum service requirements, with a lump sum payment to be made by the Company if performance goals are achieved. The amounts shown are at target for all applicable plan years, pro-rated based upon service through December 31, 2019; actual payouts will depend upon performance achieved at the end of the plan cycle. The plan documents provide that, in the event of a change in control as defined by the EIP, the LTIP award would be immediately paid out in cash at target level, pro-rated for completed months of service in the performance period. For the remaining unvested portion of the award, the EIP provides that: (i) the surviving entity or acquiring entity will assume all awards outstanding under the LTIP or will substitute similar awards and such awards would vest in full upon a termination within 24 months following the change in control without cause or by the participant with good reason, as each term is defined by the EIP or (ii) to the extent the surviving entity refuses to assume or substitute such awards, such awards shall become fully vested (with all performance goals deemed achieved at 100% of target levels). Long-term incentive compensation payments for Ms. Lau and Messrs. Hazelton and Wacker in the event of a change in control are further described in footnote [4] above and quantified as part of the Change-in-Control Agreement payment in the table above.

7
Restricted Stock Units (RSUs) not granted under LTIP.    Termination for or without cause results in the forfeiture of unvested RSUs not granted under the LTIP. Termination due to death, disability or retirement results in pro-rata vesting of RSUs not granted under the LTIP. The EIP provides that in the event of a change in control as defined by the EIP, either (i) the surviving or acquiring entity will assume all outstanding RSUs not granted under LTIP or will substitute similar awards and such awards would vest in full upon a termination within 24 months following the change in control without cause or by the participant with good reason, as each term is defined by the EIP or (ii) to the extent the surviving entity refuses to assume or substitute such awards, such awards shall become fully vested. The vesting of RSUs in the event of a qualifying termination of employment for Ms. Lau and Messrs. Hazelton and Wacker following a change in control is further described in footnote [4] above and quantified as part of the Change-in-Control Agreement payment in the table above.

   EXECUTIVE COMPENSATION

CEO Pay Ratio

As required by SEC rules, we are disclosing the ratio of our median employee's annual total compensation to the annual total compensation of our CEO.

In accordance with Item 402(u) of Regulation S-K, we are using the same median employee we used to calculate our 2017 CEO pay ratio because there have been no changes in our employee population or employee compensation arrangements that we believe would significantly impact our pay ratio disclosure. We identified our median employee by evaluating 2016 Form W-2s for all individuals, excluding our CEO, who were employed by us on October 1, 2017. We included all employees, whether employed on a full-time, part-time, or seasonal basis and assumed no compensation earned in 2016 for employees hired in 2017. We believe that the use of Form W-2 compensation for all employees is an appropriate compensation measure for this purpose because it reasonably reflects annual compensation for our employees.

We calculated annual total compensation for such employee using the same methodology we use for our CEO as set forth in the 2019 Summary Compensation Table above. The SEC rules allow for varying methodologies for companies to identify their median employee. Other companies may have different employment and compensation practices and may utilize different methodologies, estimates and assumptions in calculating their own pay ratios. Therefore, the pay ratios reported by other companies may not be relevant for purposes of comparison to our pay ratio.

CEO to Median Employee Pay Ratio
	President & CEO	Median Employee

Salary	$926,300	$93,684
Stock Awards	2,344,943	—
Nonequity Incentive Plan Compensation	957,886	—
All Other Compensation	13,239	—

Change in Pension Value[1]	660,533	57,996

TOTAL	$4,902,901	$151,680

CEO Pay to Median Employee Pay Ratio	32:1

1
These amounts are attributable to a change in the value of each individual's defined benefit pension account balance and do not represent earned or paid compensation. Despite the fact that these amounts are not paid, they are required to be taken into account for purposes of calculating total annual compensation for SEC reporting purposes. Pension values fluctuate over time — they can rise or fall year-to-year and are dependent on many variables including market conditions, years of service, earnings, and actuarial assumptions such as discount rates.

   STOCK OWNERSHIP INFORMATION

STOCK OWNERSHIP INFORMATION

Security ownership of certain beneficial owners

The table below shows the number of shares of HEI Common Stock beneficially owned as of February 14, 2020 (or such other date as indicated below) by (a) each person known by HEI to own beneficially more than five percent of the outstanding shares of HEI Common Stock, (b) each director who is a current director or is a director nominee and each named executive officer and (c) all directors and executive officers as a group, based in part on information furnished by the respective shareholders. No HEI directors, director nominees or executive officers own any shares of Preferred Stock of HEI's wholly-owned subsidiary, Hawaiian Electric. Unless otherwise indicated, the address of each person named in the table below is c/o Hawaiian Electric Industries, Inc., 1001 Bishop Street, Honolulu, Hawaii 96813.

AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP OF HEI COMMON STOCK

Name of Individual or Group	Sole Voting or Investment Power[1]		Shared Voting or Investment Power[2]	Other Beneficial Ownership[3]		Restricted Stock Units[4]	Total	Percent of Class

BlackRock, Inc.[5]	10,510,167						10,510,167	9.64

The Vanguard Group, Inc.[6]	11,554,847		78,856				11,633,703	10.67

Nonemployee directors
Celeste A. Connors	2,296						2,296	*
Richard J. Dahl	11,570						11,570	*
Thomas B. Fargo			25,843				25,843	*
Peggy Y. Fowler	1,491		37,890				39,381	*
Micah A. Kane	8,913						8,913	*
Mary G. Powell	2,313						2,313	*
Keith P. Russell	25,376						25,376	*
William J. Scilacci, Jr.	2,328						2,328	*
Jeffrey N. Watanabe	44,749			13			44,762	*
Eva T. Zlotnicka	468	[7]		1,548,756	[8]		1,549,224	1.42
Employee director and Named Executive Officer
Constance H. Lau	622,617					4,186	626,803	*
Other Named Executive Officers
Gregory C. Hazelton	22,105						22,105	*
Alan M. Oshima	20,742		57,315			2,298	80,355	*
Richard F. Wacker			100,841			830	101,671	*
All directors and executive officers as a group (16 persons)	780,596		221,889	1,549,164		7,314	2,558,963	2.35

*
Less than 1%

1
Includes the following shares held as of February 14, 2020 in the Participant's HEI Retirement Savings Plan: approximately 120 shares for Ms. Lau and 120 shares for all directors and executive officers as a group.

2
For individuals, includes (i) shares registered in name of the individual and spouse and/or (ii) shares registered in trust with the individual and spouse serving as co-trustees.

3
Shares in which the director or officer disclaims beneficial ownership.

4
Includes the number of shares that the individuals named above had a right to acquire as of or within 60 days after February 14, 2020 pursuant to Restricted Stock Units and related dividend equivalent rights thereon, including shares which retirement eligible individuals have a right to acquire upon retirement. These shares are included for purposes of calculating the percentage ownership of each individual named above and all directors and executive officers as a group, but are not deemed to be outstanding as to any other person.

5
Based solely on information provided in a Schedule 13G report filed on February 5, 2020 by BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

   STOCK OWNERSHIP INFORMATION

6
Based solely on information provided in a Schedule 13G report filed on February 12, 2020 by The Vanguard Group, Inc., 100 Vanguard Blvd., Malvern, PA 19355.

7
Under an agreement with ValueAct Capital, Eva T. Zlotnicka is deemed to hold 468 shares for the benefit of the limited partners of ValueAct Spring Master Fund, L.P. and indirectly for (i) VA Partners I, LLC as General Partner of ValueAct Spring Master Fund, L.P., (ii) ValueAct Capital Management, L.P. as the manager of ValueAct Spring Master Fund, L.P., (iii) ValueAct Capital Management, LLC as General Partner of ValueAct Capital Management, L.P., (iv) ValueAct Holdings, L.P. as the majority owner of the membership interests of VA Partners I, LLC, (v) ValueAct Holdings II, L.P. as the sole owner of the membership interests of ValueAct Capital Management, LLC and as the majority owner of the limited partnership interests of ValueAct Capital Management, L.P., and (vi) ValueAct Holdings GP, LLC as General Partner of ValueAct Holdings, L.P. and ValueAct Holdings II, L.P.

8
Consists of 1,548,756 shares held by ValueAct Spring Master Fund, L.P. and ValueAct Spring Master Fund A, L.P., which may be deemed to be indirectly beneficially owned by (i) VA Partners I, LLC as General Partner of ValueAct Spring Master Fund, L.P.; (ii) ValueAct Capital Management, L.P. as the manager of ValueAct Spring Master Fund, L.P.; (iii) ValueAct Capital Management, LLC as General Partner of ValueAct Capital Management, L.P.; (iv) ValueAct Holdings, L.P. as the majority owner of the membership interests of VA Partners I, LLC; (v) ValueAct Holdings II, L.P. as the sole owner of the limited partnership interests of ValueAct Capital Management, L.P. and the membership interests of ValueAct Capital Management, LLC; and (vi) ValueAct Holdings GP, LLC as General Partner of ValueAct Holdings, L.P. and ValueAct Holdings II, L.P. (the foregoing entities, collectively, the 'ValueAct Entities'). Ms. Zlotnicka and each of the ValueAct Entities disclaim beneficial ownership of the reported securities except to the extent of her or its pecuniary interest therein.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires HEI's executive officers, directors and persons who own more than ten percent of a registered class of HEI's equity securities to file reports of ownership and changes in ownership with the SEC. Such reporting persons are also required by SEC regulations to furnish HEI with copies of all Section 16(a) forms they file. Based solely on its review of such forms provided to it, HEI believes that each of the persons required to comply with the Section 16(a) reporting requirements with regard to HEI complied with such reporting requirements for 2019, except that on one occasion, a report for one transaction for Mr. Wacker was inadvertently filed in an untimely fashion relating to shares withheld for tax payment. The report was subsequently filed.

   OTHER RELATIONSHIPS AND RELATED PERSON TRANSACTION

OTHER RELATIONSHIPS AND RELATED
PERSON TRANSACTIONS

Related person transaction policy

The Board has adopted a related person transaction policy that is included in HEI's Corporate Code of Conduct, which is available for review at www.hei.com/govdocs. The related person transaction policy is specific to transactions between the Company and related persons such as executive officers and directors, their immediate family members or entities with which they are affiliated in which the amount involved exceeds $120,000 and in which any related person had or will have a direct or indirect material interest. Under the policy, the Board, acting through the Nominating and Corporate Governance Committee, may approve a related person transaction involving a director or an officer or other related person if the Board determines in advance that the transaction is not inconsistent with the best interests of HEI and its shareholders and is not in violation of HEI's Corporate Code of Conduct.

Family relationships between any HEI executive officer, director and nominee for director

There are no family relationships between any HEI executive officer, director or nominee for director.

Arrangements or understandings between any HEI executive, director or director nominee and another person pursuant to which such executive, director or director nominee was selected

Effective February 12, 2020, HEI entered into a Cooperation Agreement (Cooperation Agreement) with ValueAct Spring Master Fund, L.P. and certain of its affiliates (collectively, ValueAct) pursuant to which HEI's Board appointed Eva T. Zlotnicka to serve as a Class III member of the Board (with a term expiring at HEI's 2020 annual meeting of shareholders (2020 Annual Meeting)), appointed Ms. Zlotnicka as a member of the Compensation Committee and included Ms. Zlotnicka as a nominee for election at the 2020 Annual Meeting as a Class III member of the Board to serve a three-year term expiring at the 2023 annual meeting of shareholders (2023 Annual Meeting). In addition, pursuant to the Cooperation Agreement, ValueAct agreed to vote all its shares of Common Stock at the 2020 Annual Meeting in favor of the Board's recommended slate of directors and in accordance with the Board's recommendation for all other company proposals. ValueAct also agreed to certain customary standstill provisions, effective until the first anniversary of the date of the Cooperation Agreement. The Cooperation Agreement will terminate upon the earliest of (i) the 2023 Annual Meeting, (ii) the election to terminate the Cooperation Agreement by the non-breaching party, if HEI or ValueAct materially breaches an obligation under the Cooperation Agreement or (iii) mutual written agreement of HEI and ValueAct. The foregoing description of the Cooperation Agreement is qualified in its entirety by reference to the full text of the Cooperation Agreement which was filed as an exhibit to the Form 8-K HEI filed with the SEC on February 14, 2020.

Other than the Cooperation Agreement, there are no arrangements or understandings between any executive officer, director or director nominee of HEI and any other person pursuant to which such executive officer, director or director nominee was selected.

   OTHER RELATIONSHIPS AND RELATED PERSON TRANSACTION

Related person transactions with HEI or its subsidiaries

ASB has made loans and extensions of credit to directors and executive officers, members of their immediate families and affiliated entities in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and which did not involve more than the normal risk of collectability or present other unfavorable features.

   PROPOSAL NO. 3: APPROVAL OF THE ARTICLES OF INCORPORATION (DECLASSIFICATION AMENDMENT)

PROPOSAL NO. 3: APPROVE AN AMENDMENT TO THE HEI AMENDED AND RESTATED ARTICLES OF INCORPORATION TO DECLASSIFY THE BOARD OF DIRECTORS

HEI's Bylaws provide that, so long as there are at least nine directors, the Board of Directors shall be divided into three classes, with each class consisting of approximately one-third of the total number of directors constituting the entire Board, and one class of directors being elected each year for a three-year term.

After considering the advantages and disadvantages of a classified board, as well as engaging in dialogue with our shareholders on this topic, and based on the recommendation of our Nominating and Corporate Governance Committee, the Board approved recommending to shareholders an amendment to the Amended and Restated Articles of Incorporation (Articles of Incorporation) to phase out the classified structure of the Board on a rolling basis. As such, the Board of Directors recommends to shareholders that they approve the proposed amendment to the Articles of Incorporation in the form attached as Appendix A to this Proxy Statement to declassify the Board of Directors (Declassification Amendment). The full text of the combined Declassification Amendment and the Majority Voting Amendment (Proposal No. 4), assuming both proposals were approved by the shareholders, is attached as Appendix C. The summary set forth below is qualified in its entirety by reference to the full text of the Declassification Amendment, which is incorporated herein by reference.

If approved by shareholders, the Declassification Amendment would phase out the classification of the Board over a three-year period. Beginning with the 2021 Annual Meeting of Shareholders, each director up for election would be elected to a one-year term following the expiration of such director's existing term. As a result, beginning with the 2023 Annual Meeting of Shareholders, all directors would be elected annually.

The Declassification Amendment, if approved, would not change the unexpired three-year terms of directors elected prior to the effectiveness of the amendment (including directors elected at this 2020 Annual Meeting).

To be approved, the Declassification Amendment requires an affirmative vote of the holders of two-thirds of the shares entitled to vote on this proposal. If approved, the Declassification Amendment will become effective upon the accepted filing of the Declassification Amendment with the State of Hawaii's Department of Commerce and Consumer Affairs' Business Registration Division, which would be filed promptly after the annual meeting. Additionally, if the Declassification Amendment is approved, the Board of Directors would adopt conforming changes to the Bylaws.

✓ FOR

The Board recommends that you vote FOR approving the Declassification Amendment to declassify the Board of Directors.

   PROPOSAL NO. 4: APPROVAL OF THE AMENDED ARTICLES OF INCORPORATION (MAJORITY VOTING AMENDMENT)

PROPOSAL NO. 4: APPROVE AN AMENDMENT TO THE HEI AMENDED AND RESTATED ARTICLES OF INCORPORATION TO ADOPT A MAJORITY VOTING STANDARD IN UNCONTESTED DIRECTOR ELECTIONS

The Company's Bylaws provide that directors are elected by a plurality of the votes cast by the shares entitled to vote in an election at which a quorum is present. In addition, HEI's Corporate Governance Guidelines (Guidelines) provide that in an uncontested election, any director who receives more "withhold" votes than votes "for" his or her election must tender his or her resignation from the Board for consideration by the Nominating and Corporate Governance Committee (Resignation Policy).

Following engagement with our shareholders on this topic and based upon the recommendation of the Nominating and Corporate Governance Committee, the Board approved recommending to shareholders an amendment to the Articles of Incorporation to provide for a majority voting standard in uncontested elections. As such, the Board of Directors recommends to shareholders that the shareholders approve the proposed amendment to the Company's Articles of Incorporation in the form attached as Appendix B to this Proxy Statement to adopt a majority voting standard in uncontested director elections (Majority Voting Amendment). The full text of the combined Majority Voting Amendment and the Declassification Amendment (Proposal No. 3), assuming both proposals were approved by the shareholders, is attached as Appendix C. The summary set forth below is qualified in its entirety by reference to the full text of the Majority Voting Amendment, which is incorporated herein by reference.

If approved by the shareholders, upon becoming effective as described below, the Majority Voting Amendment will replace the plurality voting standard with a majority voting standard in uncontested elections. In the event a director nominee fails to receive more "for" votes than "against" votes in an uncontested election, such director will not be elected. If the director is an incumbent director, the director will be required, pursuant to the Guidelines, to tender his or her resignation to the Nominating and Corporate Governance Committee. A plurality voting standard will continue to apply in elections where the number of nominees or proposed nominees exceeds the number of directors to be elected (a contested election).

To be approved, the Majority Voting Amendment requires an affirmative vote of the holders of two-thirds of the shares entitled to vote on this proposal. If approved, the Majority Voting Amendment will become effective upon the accepted filing of the Majority Voting Amendment with the State of Hawaii's Department of Commerce and Consumer Affairs' Business Registration Division, which would be filed promptly after the annual meeting. Additionally, if approved, the Board of Directors would adopt conforming changes to the Bylaws and Guidelines.

✓ FOR

The Board recommends that you vote FOR approving the Majority Voting Amendment to adopt a majority voting standard in uncontested elections.

   AUDIT COMMITTEE REPORT

AUDIT & RISK COMMITTEE REPORT

The Audit & Risk Committee is responsible for providing independent, objective oversight of HEI's accounting functions and internal controls. It operates and acts under a written charter, which was adopted and approved by the Board and is available for review at www.hei.com/govdocs. The Board has determined that the four directors currently serving on the Audit & Risk Committee (Messrs. Dahl, Russell, Scilacci and Ms. Connors) meet the independence and other qualification requirements of the NYSE Listed Company Manual and applicable securities laws. Messrs. Dahl, Russell and Scilacci have also been determined by the Board to be "audit committee financial experts" on the Audit & Risk Committee. In addition, the Audit & Risk Committee has authority to retain its own independent legal counsel and accounting advisers at HEI's expense.

The Audit & Risk Committee assists the Board with its financial and risk oversight responsibilities. As part of its responsibilities for the oversight of the risk management process, the Audit & Risk Committee has reviewed and discussed the Company's risk assessment and risk management framework, including discussions regarding significant risks and management plans to address these risks. Management has the primary responsibility for HEI's consolidated financial statements and reporting process, including the systems of internal control. The independent registered public accounting firm has the responsibility for expressing opinions on HEI's consolidated financial statements and on the Company's internal control over financial reporting based on its integrated audits.

Independence of registered public accounting firm and recommendation to include financial statements in Form 10-K

In connection with its responsibilities, the Audit & Risk Committee held six regular meetings and no special meetings in 2019 with management and Deloitte & Touche LLP (Deloitte), HEI's independent registered public accounting firm. In its meetings with management and Deloitte, the Audit & Risk Committee's review and discussion included the audited consolidated financial statements, audit plan and the quality and adequacy of internal controls. Discussions with Deloitte included the matters required by the applicable requirements of the Public Company Accounting Oversight Board and the SEC, such as the audit strategy and results of the audit.

Deloitte provided the Audit & Risk Committee with written disclosures and a letter regarding its independence from management as required by professional standards and other regulatory requirements, including applicable requirements of the Public Company Accounting Oversight Board. Based on its review of the disclosure statements and discussions with Deloitte, the Audit & Risk Committee satisfied itself as to the independence of the external auditor.

Based on its reviews and discussions with management and Deloitte described above and review of Deloitte's representations and disclosures, the Audit & Risk Committee recommended to the Board of Directors that HEI's audited consolidated financial statements be included in HEI's 2019 Form 10-K.

Audit & Risk Committee William James Scilacci, Jr., Chairperson Celeste A. Connors Richard J. Dahl Keith P. Russell

   PROPOSAL NO. 5: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2020

PROPOSAL NO. 5: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2020

At the 2020 Annual Meeting, the shareholders will be asked to ratify the appointment of Deloitte as HEI's independent registered public accounting firm for the year ending December 31, 2020 and thereafter until its successor is appointed. Representatives of Deloitte are expected to be present at the 2020 Annual Meeting and will have the opportunity to make statements if they desire to do so and to respond to appropriate questions.

Auditors' fees

The following table sets forth the fees paid or payable to Deloitte, the Company's independent registered public accounting firm for 2019 and 2018:

	2018		2019
	Fees	%	Fees	%

Audit fees (principally consisted of fees associated with the audits of HEI, Hawaiian Electric, and ASB consolidated financial statements and internal control over financial reporting (Sarbanes-Oxley Act of 2002, Section 404), quarterly reviews, issuances of letters to underwriters, review of registration statements and issuance of consents), and procedures related to the adoption of the new credit loss standard and the new lease standard in 2019	$2,405,000	61	$3,316,000	96
Audit-related fees, primarily consisted of fees associated with consultation on financial statement and reporting standards and agreed upon procedures in 2018 and 2019, the implementation of SAP in 2018, Department of Energy compliance audits in 2018, and audit of internal control over transfer agent and registrar duties in 2018	1,455,000	37	92,000	3
Tax fees (consisted of tax return review and technical support in 2018 and 2019, and cost segregation study and strategic tax review in 2018)	108,907	2	54,000	1
All other fees	—	—	—	—

	$3,968,907	100	$3,462,000	100

Pursuant to its charter, the Audit & Risk Committee preapproves all audit and permitted nonaudit services to be performed by the independent registered public accounting firm. The Audit & Risk Committee may delegate this responsibility to one or more of its members, provided that such member or members report any such preapprovals to the full Audit & Risk Committee at its next regularly scheduled meeting. All of the amounts set forth in the table above were preapproved. In addition, the Audit & Risk Committee reviewed the professional fees billed by Deloitte and determined that the provision of nonaudit services was compatible with the maintenance of the auditor's independence.

In the event the appointment of Deloitte is not ratified, the Audit & Risk Committee will reconsider its selection, but may decide to maintain the appointment of Deloitte.

Even if the selection is ratified, the Audit & Risk Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit & Risk Committee believes that such a change would be in the best interests of HEI's shareholders.

✓ FOR

Your Audit & Risk Committee and Board recommend that you vote FOR the ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for 2020.

   ABOUT THE 2020 ANNUAL MEETING

 PROXY STATEMENT

HEI is soliciting proxies for the 2020 Annual Meeting of Shareholders scheduled for Tuesday, May 5, 2020, at 10:00 a.m., Hawaii time, at the American Savings Bank Tower, 1001 Bishop Street, 8th floor, Room 805, Honolulu, Hawaii 96813. The mailing address of the principal executive offices of HEI is P.O. Box 730, Honolulu, Hawaii 96808-0730.

The approximate mailing date for this Proxy Statement, form of proxy and 2019 Annual Report to Shareholders is March 26, 2020. The 2019 Annual Report to Shareholders accompanying this Proxy Statement is not considered part of the proxy soliciting material.

ABOUT THE 2020 ANNUAL MEETING

Attendance

Attendance will be limited to:

•
shareholders of record (i.e., shareholders who own shares registered in their own name on the books of HEI) on the record date;

•
beneficial owners of HEI Common Stock having evidence of ownership as of the record date and entitlement to vote at the meeting;

•
authorized representatives of absent shareholders; and

•
invited guests of HEI management.

If you own shares of HEI Common Stock in the name of a bank, brokerage firm or other holder of record, you must show proof of ownership. This may be in the form of a letter from the holder of record or a recent statement from the bank or broker showing ownership of HEI Common Stock.

If you are representing an entity that is a shareholder, you must also present documentation showing your authority to attend and act on behalf of the entity (such as a power of attorney, written proxy to vote, or letter of authorization on the entity's letterhead). Only one authorized representative may attend per absent shareholder.

In order to be admitted to the 2020 Annual Meeting, you will need to present government-issued photo identification (such as a driver's license or passport) at registration.

To ensure that we can accommodate the greatest number of shareholders at our 2020 Annual Meeting, we reserve the right to limit the number of authorized representatives for any shareholder who may attend the meeting and to restrict the admission of guests or other attendees who are not shareholders.

No cameras, recording equipment, large bags or packages will be permitted in the 2020 Annual Meeting. The use of cell phones, smart phones, tablets and other personal communication devices during the 2020 Annual Meeting is strictly prohibited.

   VOTING PROCEDURES

VOTING PROCEDURES

Electronic access to proxy materials

HEI provides shareholders the option to access its proxy materials via the Internet. In keeping with our efforts to conserve natural resources, this method of delivery reduces the amount of paper necessary to produce these materials and reduces the costs associated with the printing and mailing of these materials to shareholders. On March 26, 2020, a Notice of Internet Availability of Proxy Materials (Notice) will be mailed to certain shareholders and our proxy materials will be posted on the website referenced in the Notice (www.proxyvote.com). As more fully described in the Notice, shareholders may choose to access our proxy materials on the website referred to in the Notice or may request to receive a printed set of our proxy materials. The Notice and website will provide information regarding how to request to receive proxy materials in printed form by mail or electronically by e-mail on an ongoing basis.

If you currently receive HEI's proxy materials in printed form and would like to receive them electronically in the future, please so indicate on the enclosed proxy, if voting by mail, or by following the instructions provided when using the telephone or Internet voting options described below.

Eligibility to vote

Only persons who owned shares of HEI Common Stock as of the close of business on February 28, 2020 (the proxy record date) are entitled to vote.

Shares outstanding and entitled to vote

On February 28, 2020, 109,145,492 shares of HEI Common Stock were outstanding. Each shareholder is entitled to one vote for each share held on the record date. The Bylaws of HEI do not provide for cumulative voting rights in the election of directors.

Quorum requirements

A quorum is needed to conduct business at the 2020 Annual Meeting. A majority of the shares of HEI Common Stock outstanding on February 28, 2020 and entitled to vote, and present in person or by proxy at the 2020 Annual Meeting, constitutes a quorum. Abstentions and broker nonvotes of uninstructed shares on routine matters (such as ratification of the appointment of the independent registered public accounting firm) will be counted in the number of shares present in person or by proxy for purposes of determining a quorum. A quorum established for one purpose will apply for all purposes at the 2020 Annual Meeting.

Voting shares held directly with the Company

Whether or not you plan to attend the 2020 Annual Meeting, please take the time to vote. You may vote via the Internet, by touchtone telephone or by mail before the 2020 Annual Meeting, or in person at the 2020 Annual Meeting.

The Internet and telephone procedures are designed to authenticate your vote and confirm that your voting instructions are followed. If you vote via the Internet or by telephone, follow the instructions on the Notice or voting instruction card you received by mail. If you vote

   VOTING PROCEDURES

by telephone, you will receive additional recorded instructions; and if you vote via the Internet, you will receive additional instructions at the Internet website.

You will need to have available the control number on your Notice or proxy card, as applicable.

1.
BY INTERNET: You may vote on-line by following the instructions in the Notice or by accessing the Internet at www.proxyvote.com. Instructions regarding how to record and confirm your vote will be available on the website.

2.
BY TELEPHONE: You may vote by touchtone telephone by following the instructions in the Notice or by calling 1-800-690-6903. Once connected, you will be prompted to record and confirm your vote.

3.
BY MAIL: Please mark your vote and sign, date and promptly return the proxy card in the postage-paid envelope provided. If you return the signed proxy card but do not mark the boxes showing how you wish to vote, your votes will be cast following the Board's recommendations on all proposals. If you wish to have someone other than the individuals listed on the enclosed proxy card vote your shares at the meeting, cross out all three names and insert the name of the person you designate as your proxy to vote your shares at the meeting.

4.
IN PERSON: You or your proxy may vote your shares by attending the 2020 Annual Meeting and voting in person.

Voting shares held in street name (e.g., through a broker, trustee or other holder of record)

If your shares are held in "street name" (that is, through a broker, trustee or other holder of record), you will receive a voting instruction card or other information from your broker or other holder of record seeking instruction from you as to how your shares should be voted. If you do not provide such instruction, your broker or nominee may vote your shares at its discretion on your behalf on routine matters, but not on nonroutine matters. The ratification of the appointment of HEI's independent registered public accounting firm is considered a routine matter. The election of directors, approval of the Declassification Amendment, approval of the Majority Voting Amendment and the advisory vote on executive compensation are considered nonroutine matters. Please provide instructions to your broker or nominee on how to vote your shares on all proposals to ensure that your shares will be voted on all proposals in accordance with your wishes.

You may not vote shares held in "street name" at the 2020 Annual Meeting unless you obtain a legal proxy from your broker or holder of record.

Voting shares held in the HEI Dividend Reinvestment and Stock Purchase Plan, the HEI Retirement Savings Plan or the American Savings Bank 401(k) Plan

If you own shares held in the HEI Dividend Reinvestment and Stock Purchase Plan, the HEI Retirement Savings Plan (including shares previously received under the Tax Reduction Act Stock Ownership Plan or the HEI Stock Ownership Plan) or the American Savings Bank 401(k) Plan (ASB 401(k) Plan), you will receive instructions explaining how to direct your vote. Your shares will be voted according to your directions.

For the HEI Dividend Reinvestment and Stock Purchase Plan, all shares of stock for which no voting instructions are given will be voted by the administrator of such plan as our Board recommends. For the HEI Retirement Savings Plan and the ASB 401(k) Plan, all shares of HEI Common Stock for which no voting instructions are given will be voted in the same proportion as the shares for which voting instructions were given.

   VOTING PROCEDURES

Changing your vote

If you vote by any of the methods described above, you may revoke your proxy card or vote at any time before the 2020 Annual Meeting in one of three ways:

•
submit a properly signed proxy card with a later date or vote again at a later time by telephone or Internet;

•
notify the Corporate Secretary of HEI in writing; or

•
vote in person at the 2020 Annual Meeting (if your shares are registered in your name on HEI's books or if your shares are held in "street name" and you have a legal proxy from your broker or other holder of record).

Vote requirements

If a quorum is present at the 2020 Annual Meeting, then:

•
Directors will be elected by a plurality of the votes cast. Plurality means that the persons receiving the highest number of votes are elected. Your options are to vote either "FOR" or to "WITHHOLD" your vote for a nominee. Although the election of directors is considered a nonroutine matter, broker nonvotes (i.e., when your broker or other holder of record does not vote your shares on a nonroutine matter because you have not provided instructions regarding how to vote on that matter) will not affect the outcome of this matter if a quorum is present.

In the event a director is elected under the plurality standard described above but does not receive the support of a majority of the votes cast, such director is required to submit his or her resignation to the Board for consideration. The Board would then analyze the shareholder concerns that drove the vote result and determine the most appropriate way to address those concerns, possibly by accepting the director's resignation.

•
Since the vote on executive compensation is advisory only, no minimum number of votes cast is required for that item and the results will not be binding on the Board.

However, the Board and its Compensation Committee value input from shareholders and will consider the vote outcome when making future compensation decisions. Brokers may not vote on this proposal without your instruction because the advisory vote on executive compensation is considered a nonroutine matter. For the proposal to adopt a resolution approving the compensation of HEI's named executive officers, your options are to vote "FOR," "AGAINST" or "ABSTAIN."

•
The Declassification Amendment to declassify the Board will be approved upon receiving an affirmative vote of the holders of two-thirds of the shares entitled to vote on such proposal. Brokers may not vote on this proposal without your instruction because the amendment of articles of incorporation is considered a nonroutine matter. Abstentions and broker nonvotes will have the same effect as voting against the proposal. For this proposal, your options are to vote "FOR," "AGAINST" or "ABSTAIN."

•
The Majority Voting Amendment to adopt a majority voting standard for uncontested elections of directors will be approved upon receiving an affirmative vote of the holders of two-thirds of the shares entitled to vote on such proposal. Brokers may not vote on this proposal without your instruction because the amendment of articles of incorporation is considered a nonroutine matter. Abstentions and broker nonvotes will have the same effect as voting against the proposal. For this proposal, your options are to vote "FOR," "AGAINST" or "ABSTAIN."

•
The appointment of HEI's independent registered public accounting firm will be ratified if more votes are cast in favor than against such ratification. This is a routine matter, and your broker may vote your share at its discretion if no instruction is provided on this proposal. Abstentions will not affect the outcome of this matter if a quorum is present. For this proposal, your options are to vote "FOR," "AGAINST" or "ABSTAIN."

   VOTING PROCEDURES

Counting the votes and confidentiality

Broadridge Corporate Issuer Solutions, Inc. will act as tabulator for broker and bank proxies as well as for proxies of the other shareholders of record. Your identity and vote will not be disclosed to persons other than those acting as tabulators except:

•
as required by law;

•
to verify the validity of proxies and vote results in the case of a contested proxy solicitation; or

•
when you write a comment on the proxy card.

Other matters to be decided at the 2020 Annual Meeting

HEI has no business to be presented at the 2020 Annual Meeting other than the items set forth in this Proxy Statement. If other business is properly brought before the 2020 Annual Meeting, or any adjournment or postponement thereof, the persons named on the enclosed proxy card will vote your stock in accordance with their best judgment, unless authority to do so is withheld by you on your proxy card.

Postponement or adjournment of Annual Meeting

If the 2020 Annual Meeting is postponed or adjourned, your proxy will remain valid and may be voted at the postponed or adjourned meeting. You will still be able to change or revoke your proxy until it is voted at the 2020 Annual Meeting.

   OTHER INFORMATION

OTHER INFORMATION

Proxy solicitation and related cost

HEI will solicit proxies by mail, telephone or other means of communication and will bear the cost of such solicitation. We have engaged D.F. King & Co. to assist in the distribution of proxy materials and solicitation of proxies (including by telephone) from shareholders at a cost of $8,500 plus reasonable expenses. We will also reimburse brokers, fiduciaries and custodians for their costs in forwarding proxy materials to beneficial owners of HEI Common Stock.

Deadline for submitting a proposal to be included in the proxy statement for next year's Annual Meeting

Shareholders who want to have a proposal included in the proxy statement and form of proxy for the 2021 Annual Meeting of Shareholders (2021 Annual Meeting) must submit the proposal to the Corporate Secretary in writing. The proposal must be received by November 26, 2020.

Nominating directors for inclusion in the proxy statement for next year's Annual Meeting (proxy access)

Eligible Shareholders (as that term is defined in Article IIIA, Section 4 of the Bylaws) who wish to include director nominees in the proxy materials for the 2021 Annual Meeting must deliver such nominations to the Corporate Secretary no later than 120 days, nor earlier than 150 days, prior to the anniversary of the date that the Company first distributed its proxy statement to shareholders for the 2020 Annual Meeting.

To be timely for the 2021 Annual Meeting, Eligible Shareholders must deliver the nomination to the Corporate Secretary no later than November 26, 2020, and no earlier than October 27, 2020.

Eligible Shareholders may nominate up to two or 20% of the number of directors in office as of November 26, 2020, whichever is greater. For instructions on how to provide a Notice of Proxy Access Nomination (as that term is defined in Article IIIA, Section 2 of the Bylaws) in proper written form, please refer to Article IIIA, Section 6 of the Bylaws.

Recommend persons as potential nominees to serve on the Board

The Nominating and Corporate Governance Committee will consider director candidates recommended by shareholders. Shareholders may send recommendations to the Nominating and Corporate Governance Committee in care of the Corporate Secretary, Hawaiian Electric Industries, Inc., P.O. Box 730, Honolulu, Hawaii 96808-0730. Recommendations must be received by November 26, 2020 for consideration by the Nominating and Corporate Governance Committee for the 2021 Annual Meeting. The recommendation must include (a) a resume and other relevant biographical information regarding the person's skills and qualifications to serve on the Board, (b) such person's consent to serve as a director and (c) the number of shares of HEI Common Stock owned by the shareholder.

   OTHER INFORMATION

Bringing other business matters or nominations before the 2021 Annual Meeting

Shareholders who wish to present business before the 2021 Annual Meeting (other than through Rule 14a-8 of the Exchange Act) or nominate a director for the 2021 Annual Meeting (other than through proxy access) must provide a written notice to the Corporate Secretary that is received no later than 90 days, nor earlier than 120 days, prior to the anniversary date of the 2020 Annual Meeting.

To be timely for the 2021 Annual Meeting, shareholders must deliver written notice to the Corporate Secretary no later than February 4, 2021, and no earlier than January 5, 2021.

Notice for business to be presented must comply with Article II, Section 2 of the Bylaws and include: (i) as to each matter the shareholder proposes to bring before the 2021 Annual Meeting: a brief description of the business desired to be brought before the 2021 Annual Meeting (including the text of any resolutions proposed for consideration and, if such business includes a proposal to amend the Bylaws, the text of the proposed amendment) and the reasons for conducting such business at the 2021 Annual Meeting; and (ii) as to the shareholder giving notice and the beneficial owner, if any, on whose behalf the proposal is being made: (a) the name and address of such person, (b) such person's Ownership Information, (as that term is defined in Article II, Section 2 of the Bylaws), (c) a description of all arrangements or understandings between such shareholder and any other person or persons (including their names) in connection with the proposal of such business by such shareholder and any material interest of such shareholder in such business, (d) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies by such person with respect to the proposed business to be brought before the annual meeting pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder, and (e) a representation that such shareholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

Notice for nominating a director must comply with Article III, Section 2 of the Bylaws and include: (i) as to each person whom the shareholder proposes to nominate for election as a director: (a) the name, age, business address and residence address of the person, (b) the principal occupation or employment of the person, (c) the person's Ownership Information, and (d) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder; and (ii) as to the shareholder giving the notice, and the beneficial owner, if any, on whose behalf the nomination is being made: (a) the name and address of such shareholder, (b) the Ownership Information, (c) a description of all arrangements or understandings between such shareholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such shareholder, (d) a description of any material interest of such person or any affiliates of such person in the nomination, including any anticipated benefit therefrom to such person or any affiliates of such person, (e) a representation that such shareholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice, and (f) any other information relating to such shareholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.

A written consent of each proposed nominee to being a nominee and to serve as a director if elected and a completed and signed representation agreement (as described in Article III, Section 14 of the Bylaws) must also accompany the notice.

"Householding" and provision of additional copies of proxy materials upon request

As permitted by rules of the SEC, HEI has adopted a procedure referred to as "householding," under which only one annual report to shareholders will be delivered to shareholders sharing the same address, unless contrary instructions are received. Householding reduces the volume of duplicate information received at

   OTHER INFORMATION

your household, the cost to HEI of preparing and mailing duplicate materials and the environmental burden of excess paper usage. Certain shareholder accounts at a householded address will continue to receive separate proxy statements and proxy cards, and we will also deliver promptly upon your written or oral request a separate copy of the annual report, proxy statement or Notice of Internet Availability if you are a security holder at a shared address to which a single copy of the requested documents was delivered. Dividend payments and account statements are not affected. Householding will continue until you are notified otherwise or until you notify us that you wish to receive a separate annual report. You will be removed from the householding program within 30 days after receipt of your notice. If you wish to commence or discontinue householding of the annual report to shareholders, you may notify us by calling us at (866) 540-7095 (toll free). You may also write to us at the following address: Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717.

If you hold your shares in "street name," please contact your bank, broker or other holder of record to request information about householding.

*    *    *

Please vote your proxy as soon as possible to ensure that your shares will be counted at the 2020 Annual Meeting.

                      Kurt K. Murao
                      Executive Vice President, General Counsel, Chief
                      Administrative Officer and Corporate Secretary

March 26, 2020

   EXHIBIT A

EXHIBIT A

Reconciliation of GAAP1 to Non-GAAP Measures:

Reported Core Earnings and Other Financial Measures

HEI uses certain non-GAAP measures to evaluate the performance of HEI and its subsidiaries. Management believes these non-GAAP measures provide useful information and are a better indicator of HEI's core operating activities. Core earnings and other financial measures as presented here may not be comparable to similarly titled measures used by other companies. The accompanying tables provide a reconciliation of reported GAAP earnings to non-GAAP core earnings and the adjusted return on average common equity (ROACE) for HEI consolidated.

The 2017 reconciling adjustments from GAAP earnings to core earnings exclude the impact of the federal tax reform act due to the adjustment of the deferred tax balances and the $1,000 employee bonuses paid by the bank related to federal tax reform. Management does not consider these items to be representative of the company's fundamental core earnings.

Hawaiian Electric Industries, Inc. and Subsidiaries (HEI)
Unaudited
($ in millions, except per share amounts)

	2019	2018	2017

HEI CONSOLIDATED NET INCOME
GAAP (as reported)	$217.9	$201.8	$165.3
Excluding special items (after-tax):
Bonus related to enactment of federal tax reform[2]	—	—	0.7
Federal tax reform impacts[3]	—	—	13.4

Non-GAAP (core) net income	$217.9	$201.8	$179.5

HEI CONSOLIDATED DILUTED EARNINGS PER SHARE
GAAP (as reported)	$1.99	$1.85	$1.52
Excluding special items (after-tax):
Bonus related to enactment of federal tax reform[2]	—	—	0.01
Federal tax reform impacts[3]	—	—	0.12

Non-GAAP (core) diluted earnings per share	$1.99	$1.85	$1.65

HEI CONSOLIDATED RETURN ON AVERAGE COMMON EQUITY (ROACE) (simple average)
Based on GAAP	9.8%	9.5%	7.9%
Based on non-GAAP (core)[4]	9.8%	9.5%	8.6%

Note: Columns may not foot due to rounding

1
Accounting principles generally accepted in the United States of America

2
Employee bonus paid by American Savings Bank related to enactment of federal tax reform

3
Reflects the lower rates enacted by federal tax reform, primarily the adjustments to reduce the unregulated net deferred tax asset balances

4
Calculated as core net income divided by average GAAP common equity

A-1

   EXHIBIT B

EXHIBIT B

Reconciliation of GAAP1 to Non-GAAP Measures:

Incentive Compensation Adjustments

HEI reports its financial results in accordance with accounting principles generally accepted in the United States of America (GAAP). However, HEI's management may use certain non-GAAP measures to evaluate the performance of HEI and its subsidiaries for compensation purposes. Management believes these EICP and LTIP non-GAAP measures provide useful information and are a better indicator of management's performance regarding ongoing business operations for the purpose of measuring the level of achievement against the performance objectives underlying the EICP and LTIP programs established at the beginning of the measurement period. Adjusted earnings and other financial measures as presented below may not be comparable to similarly-titled measures used by other companies. The table below provides a reconciliation of GAAP earnings to non-GAAP EICP and LTIP measures for HEI and its subsidiaries.

   EXHIBIT B

Hawaiian Electric Industries, Inc. and Subsidiaries (HEI Consolidated)
Unaudited
($ in millions, except per share amounts)

	Years ended December 31
	2019	2018	2017	2016

HEI CONSOLIDATED NET INCOME
GAAP (as reported)	$217.9	$201.8	$165.3	$248.3
Excluding special items (after-tax) for EICP and LTIP purposes:
Sale of former headquarters, net of campus transition costs	(5.6)	0.7

Non-GAAP (adjusted) net income for 2019 EICP purposes	212.3

Excluding special items (after-tax) for LTIP purposes only:
Ongoing impacts relating to the termination of merger[2]	—	12.4	—	—
Consulting fees	1.6	1.0	—	—
Federal tax reform and related impacts[3]	(4.7)	(11.2)	14.2	—
Rate adjustment mechanism reversion to lagged method[4]	—	—	13.9	—
Income related to terminated merger with NextEra Energy	—	—	—	(60.3)
Costs related to the terminated LNG contract	—	—	—	2.1
ASB pension defeasement	(0.5)	0.7	(0.3)	—

Non-GAAP (adjusted) net income for 2017-19 LTIP purposes (EPS growth goal)	208.7	205.3	193.0	$190.1

Less: Rate adjustment mechanism reversion to lagged method[4]			(13.9)

Non-GAAP (adjusted) net income for 2017-19 LTIP purposes (ROACE goal)	$208.7	$205.3	$179.1

HEI CONSOLIDATED BASIC EARNINGS PER SHARE
Based on GAAP	$2.00	$1.85	$1.52	$2.30
Based on non-GAAP (adjusted) for 2017-19 LTIP purposes	1.92	1.89	1.77	1.76

HEI CONSOLIDATED Return on Average Common Equity (%)
Based on GAAP	9.8	9.5	7.9
Based on non-GAAP (adjusted) for 2017-19 LTIP purposes[5]	9.3	9.6	8.6

UTILITY NET INCOME
GAAP (as reported)	$156.8	$143.7	$120.0	$142.3
Excluding special items (after-tax) for LTIP purposes only:
Ongoing impacts relating to the termination of merger[2]	—	12.4	—	—
Federal tax reform and related impacts[3]	—	(4.7)	9.2	—
Rate adjustment mechanism reversion to lagged method[4]	—	—	13.9	—
Costs related to terminated merger with NextEra Energy	—	—	—	0.1
Costs related to the terminated LNG contract	—	—	—	2.1

Non-GAAP (adjusted) net income for 2017-19 LTIP purposes (EPS growth goal)	156.8	151.3	143.0	$144.5

Less: Rate adjustment mechanism reversion to lagged method[4]			(13.9)

Non-GAAP (adjusted) net income for 2017-19 LTIP purposes (ROACE goal)	$156.8	$151.3	$129.1

UTILITY BASIC EARNINGS PER SHARE
Based on GAAP Utility net income[6]	$1.44	$1.32	$1.10	$1.32
Based on non-GAAP Utility net income (adjusted) for 2017-19 LTIP purposes[6]	1.44	1.39	1.31	1.34

UTILITY Return on Average Common Equity (%)
Based on GAAP	7.8	7.6	6.6
Based on non-GAAP (adjusted) for 2017-19 LTIP purposes[5]	7.8	7.9	7.1

ASB NET INCOME
GAAP (as reported)	$89.0	$82.5	$67.0
Excluding special items (after-tax) for EICP and LTIP purposes:
Sale of former headquarters, net of campus transition costs	(5.6)	0.7

Non-GAAP (adjusted) net income for 2019 EICP purposes	83.4

Excluding special items (after-tax) for LTIP purposes only:
Federal tax reform and related impacts[3]	(10.1)	(11.2)	(1.0)
Pension defeasement	(0.5)	0.7	(0.3)

Non-GAAP (adjusted) net income for 2017-2019 LTIP purposes	$72.8	$72.7	$65.7

ASB Return on Average Common Equity (%)
Based on GAAP	12.6	13.5
Based on non-GAAP (adjusted) for 2017-19 LTIP purposes[5]	11.0	11.9

ASB EFFICIENCY RATIO (%)
Based on GAAP	58.4
Adjustment for pre-tax ASB items above	(0.8)

Based on non-GAAP (adjusted) for 2017-19 LTIP purposes[7]	57.6

   EXHIBIT B

Note: Columns may not foot due to rounding

1
Accounting principles generally accepted in the United States of America

2
Primarily reflects certain expenses related to the termination of the proposed merger with NextEra Energy, including the Hawaiian Electric's liquid natural gas (LNG) project costs and adjustments to test year revenue requirements for customer benefit adjustments in the Hawaiian Electric and Maui Electric rate case decisions

3
For 2017, primarily reflects the impacts of lower rates enacted by federal tax reform on the net deferred tax asset balances. For 2018 and 2019 LTIP purposes, reflects various tax adjustments for tax reform and related impacts.

4
Reflects reversion of the rate adjustment mechanism (RAM) to the lagged method of revenue recognition

5
Calculated as non-GAAP adjusted net income divided by average adjusted GAAP common equity. For ASB ROACE goal, average 2018 and 2019 return on average common equity.

6
Calculated using Utility net income divided by HEI weighted average common shares

7
Calculated as non-GAAP adjusted noninterest expense divided by sum of net interest income and noninterest income

   APPENDIX-A

APPENDIX-A

Hawaiian Electric Industries, Inc.

Proposed Declassification Amendment to the
Amended and Restated Articles of Incorporation

Fifth: (a) There shall be a board of directors of the corporation to consist of not less than five nor more than eighteen members. The directors need not be stockholders of the corporation.

(b) Prior to the 2021 annual meeting of stockholders (the "2021 Annual Meeting"), the directors shall be divided into three classes, designated Class I, Class II and Class III. Each such class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire board of directors. Commencing with the 2021 Annual Meeting, each director elected at an annual meeting of stockholders shall be elected for a one-year term expiring at the next annual meeting of stockholders; provided, however, that each director elected prior to the 2021 Annual Meeting shall continue to serve for the remainder of the original term for which he or she was originally elected. The division of the directors into classes shall terminate at the 2023 annual meeting of stockholders. In each case, a director shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor shall be elected and shall qualify, subject, however, to such director's prior death, resignation, retirement, disqualification or removal from office.

(c) The board of directors shall have full power to control and direct the business and affairs of the corporation, subject, however, to instructions by the stockholders and to any limitations which may be set forth in statutory provisions and in these Articles of Incorporation and in any resolutions authorizing the issuance of shares of preferred stock, and in the By-laws of the corporation. The board of directors of the corporation, without the approval of the stockholders of the corporation, or of any percentage thereof, may authorize the borrowing of money or the incurring of debts, even though as a result thereof the amount of the corporation's indebtedness may exceed its capital stock. The board of directors, without the approval of the stockholders of the corporation, or of any percentage thereof, may authorize the making of donations referred to in subparagraph (m) of Article Third.

C-1

   APPENDIX-B

APPENDIX-B

Hawaiian Electric Industries, Inc.

Proposed Majority Voting Amendment to the
Amended and Restated Articles of Incorporation

Fifth: (a) There shall be a board of directors of the corporation to consist of not less than five nor more than eighteen members. Except in the case of a director appointed by the remaining directors to fill a vacancy on the board, a nominee for director shall be elected to the board of directors if the votes cast "for" such nominee's election at a stockholder meeting at which a quorum is present exceed the votes cast "against" such nominee's election; provided, however, that directors shall be elected by a plurality of the votes cast at any meeting of stockholders for which the secretary of the corporation determines, as of the date that is ten (10) days prior to the date the corporation files its definitive proxy statement for such meeting with the Securities and Exchange Commission (regardless of whether or not thereafter revised or supplemented), that the number of nominees or proposed nominees exceeds the number of directors to be elected. There shall be no cumulative voting in the election of directors. The directors need not be stockholders of the corporation.

(b) The board of directors shall have full power to control and direct the business and affairs of the corporation, subject, however, to instructions by the stockholders and to any limitations which may be set forth in statutory provisions and in these Articles of Incorporation and in any resolutions authorizing the issuance of shares of preferred stock, and in the By-laws of the corporation. The board of directors of the corporation, without the approval of the stockholders of the corporation, or of any percentage thereof, may authorize the borrowing of money or the incurring of debts, even though as a result thereof the amount of the corporation's indebtedness may exceed its capital stock. The board of directors, without the approval of the stockholders of the corporation, or of any percentage thereof, may authorize the making of donations referred to in subparagraph (m) of Article Third.

D-1

   APPENDIX-C

APPENDIX-C

Hawaiian Electric Industries, Inc.

Combined Proposed Majority Voting and Declassification
Amendments to the Amended and Restated
Articles of Incorporation

Fifth: (a) There shall be a board of directors of the corporation to consist of not less than five nor more than eighteen members. Except in the case of a director appointed by the remaining directors to fill a vacancy on the board, a nominee for director shall be elected to the board of directors if the votes cast "for" such nominee's election at a stockholder meeting at which a quorum is present exceed the votes cast "against" such nominee's election; provided, however, that directors shall be elected by a plurality of the votes cast at any meeting of stockholders for which the secretary of the corporation determines, as of the date that is ten (10) days prior to the date the corporation files its definitive proxy statement for such meeting with the Securities and Exchange Commission (regardless of whether or not thereafter revised or supplemented), that the number of nominees or proposed nominees exceeds the number of directors to be elected. There shall be no cumulative voting in the election of directors. The directors need not be stockholders of the corporation.

(b) Prior to the 2021 annual meeting of stockholders (the "2021 Annual Meeting"), the directors shall be divided into three classes, designated Class I, Class II and Class III. Each such class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire board of directors. Commencing with the 2021 Annual Meeting, each director elected at an annual meeting of stockholders shall be elected for a one-year term expiring at the next annual meeting of stockholders; provided, however, that each director elected prior to the 2021 Annual Meeting shall continue to serve for the remainder of the original term for which he or she was originally elected. The division of the directors into classes shall terminate at the 2023 annual meeting of stockholders. In each case, a director shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor shall be elected and shall qualify, subject, however, to such director's prior death, resignation, retirement, disqualification or removal from office.

(c) The board of directors shall have full power to control and direct the business and affairs of the corporation, subject, however, to instructions by the stockholders and to any limitations which may be set forth in statutory provisions and in these Articles of Incorporation and in any resolutions authorizing the issuance of shares of preferred stock, and in the By-laws of the corporation. The board of directors of the corporation, without the approval of the stockholders of the corporation, or of any percentage thereof, may authorize the borrowing of money or the incurring of debts, even though as a result thereof the amount of the corporation's indebtedness may exceed its capital stock. The board of directors, without the approval of the stockholders of the corporation, or of any percentage thereof, may authorize the making of donations referred to in subparagraph (m) of Article Third.

E-1

Hotel Street
Please be advised that parking in downtown Honolulu is very limited.
Bishop Square Parking
Alii Place
Parking entrance
Municipal Parking entrance
Parking exit
Pauahi Tower
Bishop Street
Alakea Street
American Savings Bank Tower 8th Floor
Meeting Site
Tamarind Park
South King Street

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 05/04/2020 for shares held directly and by 11:59 P.M. ET on 04/30/2020 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. BROADRIDGE CORPORATE ISSUER SOLUTIONS HAWAIIAN ELECTRIC INDUSTRIES, INC. PO BOX 1342 EDGEWOOD, NY 11717 ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 05/04/2020 for shares held directly and by 11:59 P.M. ET on 04/30/2020 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. For Withhold For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the AllAll The Board of Directors recommends you vote FOR the following: nominee(s) on the line below. 0 0 0 1. Elect Three Class III Directors: Peggy Y. Fowler, Keith P. Russell, Eva T. Zlotnicka; and One Class I Director: Micah A. Kane Nominees 01) Peggy Y. Fowler 02) Keith P. Russell 03) Eva T. Zlotnicka 04) Micah A. Kane The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5. For 0 0 0 0 Against 0 0 0 0 Abstain 0 0 0 0 2. Advisory vote to approve the compensation of HEI's named executive officers. 3. Amendment of the HEI Amended and Restated Articles of Incorporation to declassify the Board of Directors. 4. Amendment of the HEI Amended and Restated Articles of Incorporation to adopt a majority voting standard in uncontested director elections. Ratification of the appointment of Deloitte & Touche LLP as HEI's independent registered public accountant for 2020. 5. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 0000447862_1 R1.0.1.18

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement are available at www.proxyvote.com HAWAIIAN ELECTRIC INDUSTRIES, INC. Annual Meeting of Shareholders May 5, 2020 10:00 AM This proxy is solicited by the Board of Directors The undersigned hereby constitutes and appoints Constance H. Lau, Kurt K. Murao and Thomas B. Fargo and each of them the proxy of the undersigned, with full power of substitution, to vote all the Common Stock of Hawaiian Electric Industries, Inc. which the undersigned may be entitled to vote at the Annual Meeting of Shareholders to be held on May 5, 2020, or at any adjournment or postponement thereof. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 5, 2020, AT 10:00 A.M., IN THE AMERICAN SAVINGS BANK TOWER, 8TH FLOOR, 1001 BISHOP STREET, HONOLULU, HAWAII 96813. If no direction is indicated, said proxies will vote FOR all Nominees in proposal 1, FOR proposals 2, 3, 4 and 5. Said proxies are also authorized to vote in their discretion with respect to any other matters that may come before the Annual Meeting or at any adjournment or postponement thereof. Continued and to be signed on reverse side 0000447862_2 R1.0.1.18